                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                              )
INTERMET CORPORATION, ET AL         )   CASE NO: 04-67597
                                    )   Chapter 11
                                    )   Judge: Marci B. McIvor
INTERMET CORP.                      )
                           Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement             (Form 2)

      X     Balance Sheet                   (Form 3)

      X     Summary of Operations           (Form 4)

      X     Monthly Cash Statement          (Form 5)

      X     Statement of Compensation       (Form 6)

      X     Schedule of In-Force Insurance  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                     YES  X         NO____

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                     YES  X         NO____

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                     YES  X         NO____

5. All United States Trustee Quarterly fees have been paid and are current

                                                     YES  X         NO____

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                     YES  X         NO____

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statements
For the Month Ended 11-30-04
($000's)

                                                    CASE # 04-67597
                                                       INTERMET
                                                         CORP(*)
                                            ------------------------------------
                                            Current Month    Total Since Filing
                                            -------------    -------------------
Net Sales                                     $ 54,521           $ 113,268

Cost of Goods Sold
Materials and Freight                           21,001              42,093
Wages - Hourly                                   9,081              18,863
Wages-Salary                                     2,803               5,712
Employee Benefits and Pension                    5,868              12,680
 Repairs & Maintenance                           2,533               5,034
Supplies                                         2,858               5,779
Utilities                                        3,142               6,216
Purchased Components/Services                    4,201               9,146
Income(loss) from Pattern Sales                   (571)               (607)
 Fixed Asset - (gain/loss)                           2                 (74)
 MIS Expense                                       219                 523
 Travel & Entertainment                             35                  81
 Other Variable Costs                            2,343               5,185
 Depreciation & Amortization                     3,062               6,255
 Other Allocated Fixed Costs                       321                 614
 Other Fixed Costs                               1,042               2,176
                                              --------           ---------
Cost of Goods Sold                              57,940             119,676

Gross Profit                                    (3,419)             (6,408)

Plant SG&A Expense                                 183                 379
SG&A Expense - Allocation (Sched 1)              4,907               9,312
 Other Operating Expenses                         (102)                (85)
                                              --------           ---------
 Total Operating Expenses                        4,988               9,606

 Operating Profit                               (8,407)            (16,014)

 Outside Interest Income                            78                 177
 Outside Interest (Expense)                     (2,486)             (3,867)
 Intercompany Interest Income                       (0)                  1
 Intercompany Interest (Expense)                     0                  (1)
 Charges (From) Affiliates                      (1,535)             (3,068)
 Charges To Affiliates                           1,600               3,200
Income/Loss From European Operations               (83)                380
 Other Income/(Expense)                              4                  14
                                              --------           ---------
 Total Non-Operating Expenses                   (2,422)             (3,164)

 Income Before Income Taxes                    (10,828)            (19,177)

 Income Tax Expense                                149                 298

                                              --------           ---------
 Net Income                                  ($ 10,977)         ($  19,475)
                                              ========           =========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  (November)
(Allocation of Corporate Costs to Filing Entities)

                                                  November
                                                 -----------
Officer Compensation                             $   188,750
Salary Expense other Employees                     1,017,948
Employee Benefits and Pension                        132,427
Payroll Taxes                                         38,495
Other Taxes                                           759.01
Rent and Lease Expense                               175,759
Interest Expense
Insurance                                             37,552
Automobile and Truck Expense                          18,167
Utilities(Gas Electric,Phone)                          6,437
Depreciation                                          88,493
Travel and Entertainment                              50,237
Repairs and Maintenance                               65,952
Advertising/Promotion                                    258
Supplies, Office Expense                              25,936

OTHER:
Contributions                                              0
Professional Fees - Audit/Tax                        131,192
Bank Fees                                             19,003
Public Reporting Fees                                 16,000
Employee Relocation/Training                           1,880
Data Processing                                       33,902
Dues and Subscriptions                                12,683
Outside Services                                     135,172
Project Development Costs net of Billings             64,668
Director Fees                                         25,333
Miscellaneous                                          2,896
Professional Fees - Bankruptcy                     2,790,154
Cost Allocation - Out                               (172,737)
                                                 -----------
                                                 $ 4,907,317
                                                 ===========

Allocation:
Wagner Castings                                  $   177,312
Northern Castings                                     46,825
Ironton Iron                                               0
Lynchburg Foundry                                    179,333
Columbus Foundry                                     290,418
Wagner Havana                                              0
Intermet U.S. Holdings                               240,779
Cast-Matic Corp.                                      76,250
Diversified Diemakers                                239,650
Ganton Technologies                                  155,833
Tool Products                                        127,416
Intermet Corporation                               3,373,501
                                                 -----------
Total                                            $ 4,907,317
                                                 ===========

Internet Corp. and Subsidiaries
Balance Sheet as of 11-30-04

                                              NOVEMBER            OCTOBER
                                          CASE # 04-67597      CASE # 04-67597
                                          -----------------    ---------------
                                              INTERMET            INTERMET
                                                CORP               CORP
                                          -----------------    ---------------
                                              (Note 1)            (Note 1)
Cash And Equivalents                           $   5,329         $  38,969
Accounts Receivable                               87,987            93,727
Short-Term Intercompany Receivables                   (5)               (7)
Inventories                                       46,969            47,153
Other Current Assets                               7,178             3,727
                                               ---------         ---------
   TOTAL CURRENT ASSETS                          147,458           183,569

Land and Buildings                               114,562           114,563
 Machinery & Equipment                           403,639           399,522
 Construction In Progress                         10,340            14,346
                                               ---------         ---------
 Total Fixed Assets                              528,541           528,431
 Accumulated Depreciation                       (299,075)         (296,126)
                                               ---------         ---------
    NET FIXED ASSETS                             229,466           232,305

 Investment In Subsidiaries                           (2)               (2)
Investment In European Operations                 91,594            89,077
 Long-Term Intercompany Receivables                    0                 1
 Deferred Taxes, Long-Term Asset                     147               147
 Other Assets                                    189,367           190,849
                                               ---------         ---------

    TOTAL ASSETS                               $ 658,030         $ 695,946
                                               =========         =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $  10,871         $   9,054
Wages and Salaries  (See schedule)                 3,887             2,964
Taxes Payable - (See schedule)                     2,416             1,873
                                               ---------         ---------
  TOTAL POST PETITION LIABILITIES                 17,174            13,891

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                    163,900           198,739

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes (Note 2)                       607               607
 Accrued Tax - State                                (269)             (210)
 Accrued Property Taxes                              324             1,183
 Accrued Workers Comp                              8,139             8,011
 Accrued Payroll                                   3,547             3,936
Accrued Payroll Taxes                                  0               121
                                               ---------         ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES        12,348            13,648

UNSECURED LIABILITIES
Accounts Payable                                  64,850            66,038
IDR Bonds                                        177,000           177,000
                                               ---------         ---------
TOTAL UNSECURED LIABILITIES                      241,850           243,038

OTHER LIABILITIES
Accrued Liabilities                               39,244            35,198
Short-Term Intercompany Payables                       0                 0
Capital Leases                                       532               573
 Retirement Benefits                              79,298            78,871
 Deferred Taxes - Long-Term Liability             (3,838)           (3,838)
 Other Long-Term Liabilities                       7,743             7,620
 Long-Term Intercompany Payables                    (584)             (515)

                                               ---------         ---------
 TOTAL LIABILITIES                               557,667           587,225

Common Stock                                       2,606             2,608
Capital In Excess Of Par Value                    36,200            36,200
Retained Earnings - Prepetition                    8,831             8,831
Retained Earnings - Post Petition                (19,855)           (8,963)
Equity In European Operations                     91,594            89,077
Accumulated Translation Adjustment                 3,861             3,842
Minimum Pension Liability Adjustment             (22,683)          (22,683)
Unearned Restricted Stock                           (191)             (191)
                                               ---------         ---------
TOTAL SHAREHOLDER EQUITY                         100,363           108,721
                                               ---------         ---------
 TOTAL LIABILITIES AND EQUITY                  $ 658,030         $ 695,946
                                               =========         =========

Note 1: The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

Certain amounts in the previous operating statements have been reclassified to conform to the presentation of November operating statements.

Note 2: The October 31, 2004 balance sheet includes a reclassification of $8.2 million "Accrued Income Taxes" related to foreign subsidiaries to "Long-Term Intercompany Payables." This reclassification is the result of consolidation and elimination of intercompany income tax transactions. There is no cash impact relating to this reclassification.

PERIOD ENDED: 11-30-04    INTERMET CORPORATION                CASE #04-67597

                          Corporate Books Only - No Subs

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                              Balance
                                        as of            Accrued /      Payments /          as of
                                     10/31/2004          Withheld        Deposits         11/30/2004
                                     ----------        ------------     ----------        ------------
Income tax withheld: Federal         $       0         ($  148,058)     $ 148,058         $         0
Income tax withheld: State                   0             (34,444)        34,444                   0
Income tax withheld: Local                   0                (217)           217                   0
FICA Withheld                             (137)            (47,541)        47,541                (137)
Employers FICA                            (137)            (47,541)        47,541                (137)
Unemployment Tax: Federal                   (0)                (58)            58                  (0)
Unemployment Tax: State                      0                (368)           368                   0
All Other Payroll W/H                  (63,203)              4,034              0             (59,169)

State Taxes: Inc./Sales/Use/Excise           0            (187,652)             0            (187,652)
                                       (65,169)                  0              0             (65,169)
Property Taxes                          (1,600)             (1,600)             0              (3,200)

Workers Compensation                         0                   0              0                   0
                                     ---------         -----------      ---------         -----------

Total                                ($130,246)        ($  463,446)     $ 278,228         ($  315,464)

Wages and Salaries                    (444,026)         (1,091,590)       645,300            (890,316)
                                     ---------         -----------      ---------         -----------

Grand Total                          ($574,272)        ($1,555,036)     $ 923,528         ($1,205,780)
                                     =========         ===========      =========         ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           Total            0-30 Days       30-60 Days        Over 60 Days
Accounts Payable                     $1,491,128        $1,416,242        $74,886
Accounts Receivable                      N/A

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/04

                             MONTHLY CASH STATEMENT

                                           CASE # 04-67597
                                         INTERMET CORPORATION
                       ------------------------------------------------------------------------------------------------------
    ACCOUNT TYPE         CONCEN.      CONCEN.     CONCEN.     DEPOSIT    DEPOSIT       AP         AP/ BENEFITS      PR
     ACCOUNT #         1054530796   1851811305    1599333    5401086482 8800789144  2770716377       502836      2770716716
        BANK            Stan. Fed.   Comerica     Bank One   Stan. Fed.  Suntrust   Stan. Fed.      Bank One     Stan. Fed.
BEGINNING BANK BALANCE     911,232      864,248     867,900         -    121,060              -            -              -
RECEIPTS                11,282,934        3,094   5,134,684   784,194          -              -            -              -
TRANSFERS IN            38,517,874   20,921,852   4,038,876         -          -        880,098            -        641,908
DIP INFLOW               7,877,331            -           -         -          -              -            -              -
DISBURSEMENTS          (32,745,571)  (1,032,595)   (769,823)        -       (120)      (880,098)           -       (641,908)
TRANSFERS OUT          (19,698,045) (15,356,278) (8,300,000) (784,194)  (120,940)             -            -              -
DIP REPAYMENT           (3,638,133)  (4,078,617)          -         -          -              -            -              -
                       ------------------------------------------------------------------------------------------------------
ENDING BANK BALANCE      2,507,623    1,321,705     971,638         -          -              -            -              -

WIRES PAID FOR BY CORPORATE                                                          34,531,702                     266,665
CHECKS ISSUED                                                                           767,906
                                                                                    -----------

TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                        $35,299,608
                                                                                    ===========

OUTSTANDING CHECKS AS OF OCTOBER 31                                                     358,457
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                               (2,396)
CHECKS ISSUED IN NOVEMBER                                                               767,906
CHECK CLEARED IN NOVEMBER                                                              (879,548) $550 represents tax service
                                                                                    -----------  fees not paid with you with
OUTSTANDING CHECKS AS OF NOVEMBER 30 (SEE OUTSTANDING CHECKLIST)                    $   244,419  a check.
                                                                                    ===========

                                           CASE # 04-67597
                                         INTERMET CORPORATION
                       ------------------------------------------------------------------------------------------------------
    ACCOUNT TYPE         BENEFITS     BENEFITS    CHECKING   ENVIRONMENTAL   RABBI TRUST    SPECIAL RETIREMENT
     ACCOUNT #            502756       611996     1385313       400806.1       800558.1            5401197545
        BANK             Bank One     Bank One    Bank One      Lasalle       Stan. Fed.         Stan. Fed.         TOTAL
BEGINNING BANK BALANCE           -            -         -        3,095,503      2,030,379                  -       7,890,323
RECEIPTS                         -            -         -            3,595          6,000                  -      17,214,502
TRANSFERS IN                67,731      325,993         -                -              -                  -      65,394,332
DIP INFLOW                       -            -         -                -              -                  -       7,877,331
DISBURSEMENTS              (67,731)    (325,993)        -           (8,479)             -                  -     (36,472,317)
TRANSFERS OUT                    -            -         -                -              -                  -     (44,259,457)
DIP REPAYMENT                    -            -         -                -              -                  -      (7,716,750)
                       -----------------------------------------------------------------------------------------------------
ENDING BANK BALANCE              -            -         -        3,090,619      2,036,379                  -       9,927,965

WIRES PAID FOR BY CORPORATE                                                                                       34,798,367
CHECKS ISSUED

TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)

OUTSTANDING CHECKS AS OF OCTOBER 31
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31
CHECKS ISSUED IN NOVEMBER
CHECK CLEARED IN NOVEMBER

OUTSTANDING CHECKS AS OF NOVEMBER 30 (SEE OUTSTANDING CHECKLIST)


        NOTE All wires are paid by corporate and allocated to the plants.

INTERMET CORPORATE                                        CASE # 04-67597
CASH DISBURSEMENTS
NOVEMBER 2004

     VENDOR                                    TOTAL DISBURSEMENTS
------------------------------                 -------------------
A-Com Protection Services Inc.                     $       109
ADP, Inc.                                                  221
Alabama Power                                            1,972
American Electric Power                                  1,446
American Society For Corporate                             475
Amtech International Group,Ltd                          38,286
Andrews, Thomas                                            672
Anx Ebusiness                                            6,912
Arch Consulting Associates                                 750
Arch Wireless                                               28
Ascom Hasler                                               716
Association For Financial                                  295
AT&T                                                       260
AT&T Wireless                                              136
Atmos Energy                                               189
Autoweb Communications, Inc.                               995
Backman, David                                             265
Baird, Thomas                                              500
Beglin, Justin                                              72
Bellsouth                                                2,247
Belts, Robert                                               22
Bernard E. Wallace, Jr                                     364
Berney Office Solutions                                    362
Blasch Precision Ceramics                                  800
Bruechert, Paul                                             60
Bryant'S Tree Service                                      225
Burge, Craig                                               701
Burton, Glen                                                80
C.P.C., Inc.                                            31,297
Carco, Inc.                                                567
Carilion New River Valley                                  972
Chemical Market Reporter                                   189
Cintas Corporation                                          66
City Of Lynchburg                                          991
City Of Radford                                         12,285
Client Services-Ecm                                         91
Com Ed                                                     204
Cor Solutions, Inc.                                     29,509
Dell Marketing L.P.                                        877
Dickson Allan                                            7,241
Druschitz, Alan P                                          416
Edwin B. Branch                                         16,832
Egh/Timberland Three L.P.                               60,144
Electrical Specialties                                      18
Enterprise Fleet Services                               12,387
Exec-U-Care                                              7,739
Executive Coffee Systems                                   310
Exxon Mobil/Gecc                                           164
Fahrner, John                                              563

     VENDOR                                    TOTAL DISBURSEMENTS
------------------------------                 -------------------
Fears, Harding                                             752
Federal Reserve Bank Of                                    450
Fidelity Institutional                                   4,182
Financial Executives Int'L                                 475
GE Capital                                              19,512
Georgia Income Tax Division                              1,750
Georgia Power                                            3,537
Gierc, Daniel                                              266
Gilliland, Tim                                             984
Global Exchange Services                                 1,244
Gopal, Nanda P N                                         2,304
Hoover, Rob                                              1,264
Ibm Corporation                                         35,338
Ibm Limited Special Billing                                201
Ikon Financial Services                                  1,925
Irvin, Leslie B                                          2,296
James Davis Cleaning Service                             1,800
John Hancock Financial Svcs                              8,177
Karjala, Mary Jo                                           181
Kelly, Mike                                                258
Ken Branch                                                  59
Key Maintenance Corporation                                120
Klein, Kyle                                                 66
Kuzinski, Mark                                             491
Liebert Global Services                                  1,522
Lisio, John                                              1,088
Longhurst, John                                          1,117
Macioce, Raphael                                           716
Mackinney Systems                                          399
Malecki, Elizabeth                                       1,380
Management Systems Intl, Inc.                           12,063
Martin, J.W                                                339
Martinez, Fred                                           1,595
Mcclure, Charles                                         2,402
Meissner Modellbaugmbh                                  44,437
Metlife                                                  9,327
Michigan Corporate Office Plus                           2,139
Miller, Alan                                               955
Moore, Terry                                               174
Nemshick, David                                             10
Ntfc Capital Corporation                                   367
Office Depot, Inc.                                       4,032
Pams, Gene                                                  12
Pennsylvania Scdu                                          747
Penske Leasing                                           1,760
Pilon, Kevin                                             1,045
Plasko, Randall                                            148
Pr Newswire Association, Llc                             4,563
Preferred Data Systems                                   9,776
Premier Technology Group, Llc                              870
Prucha, Tom                                              1,620
Rar Holdings, Inc.                                       3,322
Ratka, Richard                                             150
Ridley'S Bakery Cafe                                       355
Roberts, Donald                                          2,379

     VENDOR                                    TOTAL DISBURSEMENTS
------------------------------                 -------------------
Ruff, Gary F                                               919
Rutherford, John                                           102
Sanders, S. David                                          138
SBC                                                        855
Schellhase, Dan                                            212
Security Forces, Inc.                                      478
Seniorscrips                                             1,378
Shaw, Robert                                            10,980
Showalter, Eric                                          1,697
Shred-It Detroit                                            80
Silbert, Richard                                         2,372
Society For Human Resource                                 320
Solarcom                                                29,960
Sprint                                                  37,591
Sprouse, Jane                                              209
Sterling Commerce-73199                                     15
Stolze Printing Company                                  5,569
Sungard Availability Services                              834
Tax Commissioner                                           289
Terminix International                                       9
Thomson Financial                                        3,870
Tradewinds Aviation                                      4,153
Treasurer, City Of Radford                              95,587
Troutman Sanders Llp                                     7,500
U.S. Trustee                                            31,000
United American Insurance Co.                           41,544
United Way Of Central Virginia                             330
Valueoptions, Inc                                       14,140
Vass, S. Reid                                              490
Verizon                                                  2,207
Verizon Wireless Messaging Svc                              90
Verizon Wireless-Great Lakes                             3,328
Voss, David                                                588
Walker, Sean                                               705
Waste Management                                            92
Wayne Booth Investments                                 25,300
With Our Compliments, Inc                                  162
Women'S Economic Club                                      135
Xerox Corporation                                        1,700
Xpedx - Lynchburg                                          151
Zeimet, Randy                                              371
ABC Coke Total                                         390,121
Alcan Aluminum Corporation Total                     1,810,714
Alcast Company Total                                    57,518
ALFE Heat Treating Total                               226,825
Allied Mineral Total                                    26,770
Allied Mineral Products Total                           16,526
Alter Trading Total                                     90,000
Aluminum Resources Total                                62,282
Amacor Total                                           141,700
Behr Metals Total                                      460,000
Bentonite Performance Minerals Total                    77,625
Boxley Materials Co. Total                               1,995
CCMA Total                                             174,104
Cometals Total                                          46,637

     VENDOR                                    TOTAL DISBURSEMENTS
------------------------------                 -------------------
Crest Products Total                                    22,280
Dana Total                                             807,329
Dead Sea Magnesium Total                               274,253
Dimetek Total                                           13,856
DME RR Total                                            52,252
Eastern Alloys, inc. Total                             183,034
EDP Engineering Group Total                             50,880
Elkem Metals, Inc. Total                               318,848
EMLEX Construction Co. Total                            88,715
Fairmont Minerals Total                                 96,105
Foseco Metallurgical Inc. Total                        125,972
Freudenberg NOK Total                                   43,621
Globe Total                                            515,661
Graco Inc. Total                                        12,000
HA International LLC Total                             192,963
Hart Metals Total                                       66,000
Hickman Williams Total                                   1,060
Hill & Griffith Total                                  251,818
Hydro Magnesium Total                                  147,249
IMCO Recycling Total                                 2,206,256
Keystone Powder Metal Co. Total                         20,423
L & S Precision Total                                    1,058
Land Transportation Total                              185,088
Larpen Metallurgical Service Total                     154,988
Metallurg Total                                         17,473
Midland Industries, Inc. Total                          88,943
Miller & Co. Total                                     624,801
MPC  Total                                              15,472
MSC Industrial Supply Total                              6,741
National Metal Abrasive Total                            6,750
Noranda Aluminum Total                                 150,548
Norfolk Southern Total                                 100,000
Ohio Screw Products Total                                4,038
OmniSource Corporation Total                           254,640
Oneok Energy Marketing Company Total                    70,900
Parker Hannifin Total                                   34,792
Pechiney Total                                          33,334
Porter Warner Industries Total                          25,845
Primetrade, Inc. Total                                 599,658
QME Total                                                4,475
RES Manufacturing Total                                 52,147
RI Lampus Total                                         56,964
Rice Industries Total                                    1,481
Richland Total                                           8,823
Roush Industries Total                                  68,100
Silica Transport Total                                  29,641
Smurfit-Stone Total                                      3,607
Spectro Alloys Corporation Total                     1,242,029
Spray-rite Total                                        46,408
Superior Graphite Co. Total                             20,093
Supreme Cores Total                                     32,911
Tenneco Automotive Total                                 6,270
The David J. Joseph Company Total                    8,481,000
ThyssenKrupp Specialty Steels, Inc. Total                  626
Tinnerman Palnut Total                                  18,230

     VENDOR                                    TOTAL DISBURSEMENTS
------------------------------                 -------------------
Toyota Tsusho Total                                     46,949
Trans Man Logistics, Inc. Total                        542,686
Trelleborg Total                                       115,920
TSBY RR Total                                           62,118
Tube City Total                                      1,114,398
UMETCO Inc. Total                                      153,700
Unimin Corporation Total                                57,728
US Magnesium LLC Total                                 545,532
US Oil Total                                           186,940
Wheelabrator Abrasives Total                           166,670
Bank of Nova Scotia                                    543,531
Blue Cross Blue Shields                              2,679,743
Deutsche Bank                                          453,870
Fidelity Savings and Profit Plan                        37,015
Lasalle Bank                                             1,000
Marsch Insurance                                       649,250
Medco Health                                           484,899
O'Melveny & Myers                                      154,822
Putnam 401K                                             88,236
SRI Quality System Registrar                            28,466
Value Options                                           17,868
Vanguard Group 401K                                    246,057
Wills of Michigan                                      215,400
Corporate Payroll                                      266,665
Decatur Payroll                                        743,830
Havana Payroll                                          36,069
Jackson Payroll                                        179,784
Minneapolis Payroll                                    785,715
Monroe Payroll                                         870,478
Racine Payroll                                         201,145
Stevensville Payroll                                   106,321
Archer Creek Prepetition Cleared                           309
Bank of Nova Scotia - Net with DIP                     598,041
Bank One - Account 502836 Closing Transfer              16,482
Comerica Bank                                            8,574
Corporate AP Subsequently Reimbursed                     1,100
Textron - Stop Payment (Week of 11/15)                  54,600
Georgia Sales Tax - CFI                                 62,459
Malloy - Health Care Benefits - Acct 611996            325,993
Metlife Dental Benefits - Acct 502756                   67,732
Minneapolis Sales Tax                                    1,254
Monroe Health Care Benefits - Acct 688486                  650
Standard Federal                                        10,429
Value Options Benefits - Acct 502836                     2,567
Vanguard 401K                                           77,440
                                                   -----------
TOTALS                                             $35,299,608
                                                   ===========

INTERMET COPORATION
CASE # 04-67597
AT 11/30/04

CORPORATE - NOVEMBER BANK RECONCILIATION

Bank Balance                                   $             -

Actual Outstanding Checks                           244,419.22

Unadjusted GL Balance                               288,569.37
                                               ---------------
Difference                                           44,150.15
                                               ===============

Pre-petition Checks to be voided in
in the G/L                                           44,151.06
                                               ---------------
Unreconciled Difference                        $          0.91

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

CHECK              DATE              OUTSTANDING
91412            10/22/2004          $     503.39
91443            10/22/2004                106.17
91501            10/29/2004                112.56
91617             11/5/2004              72559.52
91637            11/12/2004                971.99
91649            11/12/2004                860.34
91653            11/12/2004                 58.81
91675            11/12/2004                 34.46
91677            11/12/2004                  5569
91688            11/19/2004                1767.5
91690            11/19/2004                414.94
91692            11/19/2004                  19.5
91699            11/19/2004                 79.85
91701            11/19/2004                991.23
91705            11/19/2004                309.68
91707            11/19/2004                751.91
91708            11/19/2004                   450
91709            11/19/2004                  1750
91710            11/19/2004                123.84
91718            11/19/2004                 60.76
91727            11/19/2004                 73.85
91729            11/19/2004                  7500
91740            11/24/2004                   750
91741            11/24/2004                   500
91742            11/24/2004                 21.63
91743            11/24/2004                362.01
91744            11/24/2004                   225
91745            11/24/2004                 16.44
91749            11/24/2004                  17.5
91751            11/24/2004              19512.14
91752            11/24/2004               1244.45
91754            11/24/2004                532.21
91755            11/24/2004                201.26
91756            11/24/2004                   477
91757            11/24/2004                   900
91758            11/24/2004                   120
91759            11/24/2004                274.42
91761            11/24/2004               1087.59
91764            11/24/2004               9327.15
91765            11/24/2004                   367
91766            11/24/2004               2079.97
91767            11/24/2004                   747
91768            11/24/2004               1759.68
91769            11/24/2004                 682.2
91770            11/24/2004                 30.75
91771            11/24/2004                  3322
91773            11/24/2004                 81.43
91774            11/24/2004                 62.34
91775            11/24/2004                  79.8
91777            11/24/2004                   320
91778            11/24/2004                 100.5
91779            11/24/2004                  8.53
91780            11/24/2004               2176.99
91781            11/24/2004              23027.55
91782            11/24/2004                  5328

OUTSTANDING CHECK LIST

CHECK               DATE             OUTSTANDING
91783            11/24/2004                   330
91785            11/24/2004                403.66
91786            11/24/2004               1105.35
91787            11/24/2004                487.32
91788            11/24/2004                 91.62
91789            11/24/2004                    85
91790            11/24/2004                426.11
91791            11/24/2004                756.08
91793            11/24/2004                185.04
91795            11/24/2004               44437.2
91797            11/24/2004                 25300
                                     ------------
Outstanding Checks                   $ 244,419.22
                                     ============

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET CORP.               Capacity:         ___      Shareholder
         Case Number:  04-67597                         ___      Officer
                                                        ___      Director
                                                        ___      Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:              Weekly            or       Monthly

                                        _______                    _________

CURRENT BENEFITS PAID:                  Weekly            or       Monthly

                  Health Insurance      _______                    _________

                  Life Insurance        _______                    _________

                  Retirement            _______                    _________

                  Company Vehicle       _______                    _________

                  Entertainment         _______                    _________

                  Travel                _______                    _________

                  Other Benefits        _______                    _________

                  Total Benefits        _______                    _________

CURRENT OTHER BENEFITS PAID:            Weekly            or       Monthly

                  Rent Paid             _______                    _________

                  Loans                 _______                    _________

                  Other (Describe)      _______                    _________

                  Other (Describe)      _______                    _________

                  Other (Describe)      _______                    _________

                  Total Other Payments  _______                    _________

CURRENT TOTAL OF ALL PAYMENTS:          Weekly            or       Monthly

                                        _______                    $0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

Intermet Corporation and Subsidiaries
Month Ended November 30, 2004

                                        GARY        ROBERT E.     TIMOTHY R.      JOHN B.       TODD       THOMAS E.
NAME:                                   RUFF         BELTS        GILLILAND      RUTHERFORD    HEAVIN       PRUCHA
                                   ------------------------------------------------------------------------------------
                                   Chairman & CEO  VP Finance                    VP-Sales &  VP-Ferrous  VP-Technical
JOB DUTIES:                           Director       and CFO   VP- Light Metals   Marketing    Metals      Services
                                   ------------------------------------------------------------------------------------
COMPENSATION-MONTHLY(11/30/04):        41,667        21,667         16,667         16,667      17,500       14,583
                                      -------       -------        -------        -------     -------      -------

BENEFITS PAID:
Health Insurance                          968           968            692            692         968          692
Life Insurance                            345           179            138            138         145          121
AD&D                                       18             9              7              7           8            6
Dependent Life                              1             1              1              1           1            1
Long Term Disability                      142           142            142            142         142          124
Executive Medical                         358           358            358            358         358          358
Deferred Comp                               0             0              0              0           0            0
Retirement                                  0             0              0              0           0            0
Company Vehicle                         1,104           850            850            850         855          842
Cell Phone                                              171                           253          98
Transportation--Gasoline                  107

(EXPENSE REIMBURSE):
Meals & Entertainment                      29                           68             24                      397
Travel                                                   22            719             78                      779
Communications (cell phone, etc.)          50                          197                                      70
Dues & Subscriptions                                                                                           375
Miscellaneous                             246
Board Expenses (Transportation)           451

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)

                                      -------       -------        -------        -------     -------      -------
TOTAL OF ALL PAYMENTS                 $45,486       $24,367        $19,839        $19,210     $20,074      $18,347
                                      =======       =======        =======        =======     =======      =======

                                          ALAN J.               BYTHA             GREG        MICHAEL        MARY
NAME:                                     MILLER                MILLS           WAHOWIAK     SKRZYPCAK    JO KARJALA   TOTAL
                                  ----------------------------------------------------------------------------------------------
                                    VP, General Counsel                     Business Systems
JOB DUTIES:                           Ass't Secretary    VP- Administration     Director     Treasurer    Secretary
                                  ----------------------------------------------------------------------------------------------
COMPENSATION-MONTHLY(11/30/04):             18,750              12,500            11,917       10,833        6,000      188,750
                                           -------             -------           -------      -------       ------     --------

BENEFITS PAID:
Health Insurance                               692                 345               623          968          692        8,299
Life Insurance                                 155                 104                99           90           50        1,563
AD&D                                             8                   5                 4            4            4           80
Dependent Life                                   1                                     1            1            1           11
Long Term Disability                           142                 106               101           92           51        1,325
Executive Medical                              358                 358               358            0            0        3,225
Deferred Comp                                    0                   0                 0            0            0            0
Retirement                                       0                   0                 0            0            0            0
Company Vehicle                                850                 850               650            0            0        7,701
Cell Phone                                                                            67           65                       654
Transportation--Gasoline                                                                                                    107

(EXPENSE REIMBURSE):                                                                                                          0
Meals & Entertainment                                                                                                       518
Travel                                          40                                                                        1,638
Communications (cell phone, etc.)                                                                                           316
Dues & Subscriptions                           315                                                                          690
Miscellaneous                                  600                                                             181        1,027
Board Expenses (Transportation)                                                                                             451

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)

                                           -------             -------           -------      -------       ------     --------
TOTAL OF ALL PAYMENTS                      $21,912             $14,268           $13,820      $12,053       $6,979     $216,355
                                           =======             =======           =======      =======       ======     ========

Intermet Corporation and Subsidiaries                  Intermet Corporation
Schedule of In-Force Insurance                         Case Number: 04-67597

POLICY COVERAGE            CARRIER                          POLICY PERIOD
---------------            -------                          -------------
Property                        Lloyds                      11/1/04-11/01/05
Boiler/Machine                Hartford                      11/1/04-11/01/05
Cargo                   Fireman's Fund                      11/1/04-11/01/05
Truck Cargo             Fireman's Fund                      11/1/04-11/01/05

Aviation                         USAIG                      11/1/04-11/01/05

Fiduciary                     St. Paul                      11/1/04-11/01/05

Primary D&O                   St. Paul                      11/1/04-11/01/05
Excess D&O                       Chubb                      11/1/04-11/01/05
Side A                    Platte River                      11/1/04-11/01/05

Crime                             Gulf                       11/1/04-12/1/04

General Liability       Liberty Mutual                      11/1/04-12/22/04
Umbrella                National Union                      11/1/04-12/22/04

Work Comp               Liberty Mutual                      11/1/04-12/22/04
Excess Work Comp        Liberty Mutual                      11/1/04-12/22/04

Auto                    Liberty Mutual                      11/1/04-12/22/04

Foreign (DIC)           Liberty Mutual                      11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67599
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.  )
                          Debtor  )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

X    Operating Statement               (Form 2)

X    Balance Sheet                     (Form 3)

X    Summary of Operations             (Form 4)

X    Monthly Cash Statement            (Form 5)

X    Statement of Compensation         (Form 6)

X    Schedule of In-Force Insurance    (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                        YES  X     NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES  X     NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                        YES  X     NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES  X     NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES  X     NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                               CASE # 04-67599
                                                  ALEXANDER
                                               CITY CASTING CO.
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  $  0               $  0

Cost of Goods Sold
Materials and Freight                         -                  -
Wages - Hourly                                -                  -
Wages-Salary                                  -                  -
Employee Benefits and Pension                 -                  -
 Repairs & Maintenance                        -                  -
Supplies                                      -                  -
Utilities                                     -                  -
Purchased Components/Services                 -                  -
Income(loss) from Pattern Sales               -                  -
 Fixed Asset - (gain/loss)                    -                  -
 MIS Expense                                  -                  -
 Travel & Entertainment                       -                  -
 Other Variable Costs                        80                 84
 Depreciation & Amortization                  -                  -
 Other Allocated Fixed Costs                  -                  -
 Other Fixed Costs                            -                  -
                                           ----               ----
Cost of Goods Sold                           80                 84

Gross Profit                                (80)               (84)

Plant SG&A Expense                            -                  -
SG&A Expense - Allocation (Sched 1)           -                  -
 Other Operating Expenses                     -                  -
                                           ----               ----
 Total Operating Expenses                     -                  -

 Operating Profit                           (80)               (84)

 Outside Interest Income                      -                  -
 Outside Interest (Expense)                   -                  -
 Intercompany Interest Income                 -                  -
 Intercompany Interest (Expense)              -                  -
 Charges (From) Affiliates                    -                  -
 Charges To Affiliates                        -                  -
Income/Loss From European Operations
 Other Income/(Expense)                       1                  1
                                           ----               ----
 Total Non-Operating Expenses                 1                  1

 Income Before Income Taxes                 (79)               (83)

 Income Tax Expense                           4                  4
                                           ----               ----
 Net Income                               ($ 83)             ($ 87)
                                           ====               ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                             November
                                            -----------
Officer Compensation                        $   188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric, Phone)                    6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                            -----------
                                            $ 4,907,317
                                            ===========

Allocation:
Wagner Castings                             $   177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                            -----------
Total                                       $ 4,907,317
                                            ===========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                             CASE # 04-67599
                                             ----------------
                                                ALEXANDER
                                             CITY CASTING CO.
                                             ----------------
Cash And Equivalents                             $      0
Accounts Receivable                                     0
Short-Term Intercompany Receivables                     0
Inventories                                           133
Other Current Assets                                    0
                                                 --------
   TOTAL CURRENT ASSETS                               133

Land and Buildings                                    537
 Machinery & Equipment                              1,592
 Construction In Progress                               0
                                                 --------
 Total Fixed Assets                                 2,129
 Accumulated Depreciation                               0
                                                 --------
    NET FIXED ASSETS                                2,129

 Investment In Subsidiaries                             0
Investment In European Operations                       0
 Long-Term Intercompany Receivables                     0
 Deferred Taxes, Long-Term Asset                        0
 Other Assets                                           0
                                                 --------
    TOTAL ASSETS                                 $  2,262
                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $      0
Wages and Salaries  (See schedule)                      0
Taxes Payable - (See schedule)                          4
                                                 --------
  TOTAL POST PETITION LIABILITIES                       4

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                   0
 Accrued Tax - State                                    0
 Accrued Property Taxes                                 0
 Accrued Workers Comp.                                  0
 Accrued Payroll                                        0
Accrued Payroll Taxes
                                                 --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              0

UNSECURED LIABILITIES
Accounts Payable                                        0
IDR Bonds                                               0
                                                 --------
TOTAL UNSECURED LIABILITIES                             0

OTHER LIABILITIES
Accrued Liabilities                                   153
Short-Term Intercompany Payables                        0
Capital Leases                                          0
 Retirement Benefits                                    0
 Deferred Taxes - Long-Term Liability                   0
 Other Long-Term Liabilities                            0
 Long-Term Intercompany Payables                   36,953
                                                 --------
 TOTAL LIABILITIES                                 37,110

Common Stock                                           10
Capital In Excess Of Par Value                         90
Retained Earnings - Prepetition                   (34,861)
Retained Earnings - Post Petition                     (87)
Equity In European Operations                           0
Accumulated Translation Adjustment                      0
Minimum Pension Liability Adjustment                    0
Unearned Restricted Stock                               0
                                                 --------
TOTAL SHAREHOLDER EQUITY                          (34,848)
                                                 --------
 TOTAL LIABILITIES AND EQUITY                    $  2,262
                                                 ========

PERIOD ENDED: 11-30-04       ALEXANDER CITY CASTING CO., INC.     CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                             Balance
                                         as of     Accrued /  Payments /    as of
                                       10/31/2004  Withheld    Deposits   11/30/2004
                                       ----------  ---------  ----------  ----------
Income tax withheld: Federal               $0        $    0       $0        $    0
Income tax withheld: State                 $0        $    0       $0        $    0
Income tax withheld: Local                 $0        $    0       $0        $    0
FICA Withheld                              $0        $    0       $0        $    0
Employers FICA                             $0        $    0       $0        $    0
Unemployment Tax: Federal                  $0        $    0       $0        $    0
Unemployment Tax: State                    $0        $    0       $0        $    0
All Other Payroll W/H                      $0        $    0       $0        $    0
                                           $0        $    0       $0        $    0
State Taxes: Inc./Sales/Use/Excise         $0        $4,500       $0        $4,500
Property Taxes                             $0        $    0       $0        $    0
                                           $0
Workers Compensation                        0             0        0             0
                                           --        ------       --        ------
Total                                      $0        $4,500       $0        $4,500

Wages and Salaries                          0             0        0             0
                                           --        ------       --        ------

Grand Total                                $0        $4,500       $0        $4,500
                                           ==        ======       ==        ======


                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                  $0           $0           $0
Accounts Receivable               $0           $0           $0

                             MONTHLY CASH STATEMENT

                        Period Ending: NOVEMBER 30, 2004

                                                ALEXANDER CITY CASTING CO., INC.
                                                           Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll    Tax    Cash Coll.  Petty Cash
                                  Acct.    Acct.    Acct.      Acct.       Acct.
A.  Beginning Balance             _____    _____    _____     _____        _____

B.  Receipts                      _____    _____    _____     _____        _____
    (Attach separate schedule)

C.  Balance Available             _____    _____    _____     _____        _____
    (A+B)

D.  Less Disbursements            _____    _____    _____     _____        _____
    (Attach separate schedule)

E.  Ending Balance                       N/A - COMPANY HAS NO BANK ACCOUNTS
    (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
     1. Depository Name & Location _________________________________________

     2. Account Number             _________________________________________

Payroll Account:
     1. Depository Name & Location _________________________________________

     2. Account Number             _________________________________________

Tax Account:
     1. Depository Name & Location _________________________________________

     2. Account Number             _________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
____________________________________________________________________________

____________________________________________________________________________

Date: DECEMBER 20, 2004                       ______________________________
                                              Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC. Capacity: ___  Shareholder
      Case Number: 04-67599                      ___  Officer
                                                 ___  Director
                                                 ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly            or             Monthly
                                 _______                          _______

CURRENT BENEFITS PAID:           Weekly            or             Monthly

      Health Insurance           _______                          _______

      Life Insurance             _______                          _______

      Retirement                 _______                          _______

      Company Vehicle            _______                          _______

      Entertainment              _______                          _______

      Travel                     _______                          _______

      Other Benefits             _______                          _______

      Total Benefits             _______                          _______

CURRENT OTHER BENEFITS PAID:     Weekly            or             Monthly

      Rent Paid                  _______                          _______

      Loans                      _______                          _______

      Other (Describe)           _______                          _______

      Other (Describe)           _______                          _______

      Other (Describe)           _______                          _______

      Total Other Payments       _______                          _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly            or             Monthly

                                 _______                          $     0

Dated: DECEMBER 20, 2004         ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

    Intermet Corporation and Subsidiaries   Alexander City Casting Company, Inc.
       Schedule of In-Force Insurance       Case Number: 04-67599

POLICY COVERAGE        CARRIER         POLICY PERIOD
---------------     --------------   ----------------
Property                    Lloyds   11/1/04-11/01/05
Boiler/Machine            Hartford   11/1/04-11/01/05
Cargo               Fireman's Fund   11/1/04-11/01/05
Truck Cargo         Fireman's Fund   11/1/04-11/01/05

Aviation                     USAIG   11/1/04-11/01/05

Fiduciary                 St. Paul   11/1/04-11/01/05

Primary D&O               St. Paul   11/1/04-11/01/05
Excess D&O                   Chubb   11/1/04-11/01/05
Side A                Platte River   11/1/04-11/01/05

Crime                         Gulf    11/1/04-12/1/04

General Liability   Liberty Mutual   11/1/04-12/22/04
Umbrella            National Union   11/1/04-12/22/04

Work Comp           Liberty Mutual   11/1/04-12/22/04
Excess Work Comp    Liberty Mutual   11/1/04-12/22/04

Auto                Liberty Mutual   11/1/04-12/22/04

Foreign (DIC)       Liberty Mutual   11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                               )
INTERMET CORPORATION, ET AL          )     CASE NO: 04-67605
                                     )     Chapter 11
                                     )     Judge: Marci B. McIvor
CAST-MATIC CORPORATION               )
                           Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                (Form 2)

      X     Balance Sheet                      (Form 3)

      X     Summary of Operations              (Form 4)

      X     Monthly Cash Statement             (Form 5)

      X     Statement of Compensation          (Form 6)

      X     Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                        YES X     NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES X     NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                        YES X     NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES X     NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES X     NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

INTERMET CORP. AND SUBSIDIARIES
OPERATING STATEMENT
FOR THE MONTH ENDED 11-30-04
($000'S)

                                                  CASE #04-67605
                                                    CAST-MATIC
                                                       CORP
                                       -----------------------------------
                                       Current Month    Total Since Filing
                                       -------------    ------------------
 Net Sales                              $      3,858     $           7,012

Cost of Goods Sold

Materials and Freight                          2,342                 4,222
Wages - Hourly                                   261                   510
Wages-Salary                                     138                   266
Employee Benefits and Pension                     88                   172
 Repairs & Maintenance                           109                   184
Supplies                                         168                   440
Utilities                                         92                   181
Purchased Components/Services                    191                   332
Income(loss) from Pattern Sales                    -                     -
 Fixed Asset - (gain/loss)                         -                     -
 MIS Expense                                       9                    21
 Travel & Entertainment                            2                     3
 Other Variable Costs                            155                   306
 Depreciation & Amortization                     163                   326
 Other Allocated Fixed Costs                       -                     -
 Other Fixed Costs                                88                   176
                                       -------------    ------------------
Cost of Goods Sold                             3,808                 7,141

Gross Profit                                      50                  (129)

Plant SG&A Expense                                 -                     -
SG&A Expense - Allocation (Sched 1)               76                   152
 Other Operating Expenses                          -                     -
                                       -------------    ------------------
 Total Operating Expenses                         76                   152

 Operating Profit                                (26)                 (281)

 Outside Interest Income                           -                     -
 Outside Interest (Expense)                        -                     -
 Intercompany Interest Income                      -                     -
 Intercompany Interest (Expense)                 (34)                  (49)
 Charges (From) Affiliates                         -                     -
 Charges To Affiliates                             -                     -
Income/Loss From European Operations

 Other Income/(Expense)                           (1)                   13
                                       -------------    ------------------
 Total Non-Operating Expenses                    (34)                  (35)

 Income Before Income Taxes                      (61)                 (317)

 Income Tax Expense                               25                    50
                                       -------------    ------------------
 Net Income                            ($         86)   ($             367)
                                       =============    ==================

INTERMET CORP AND SUBSIDIARIES                                        SCHEDULE 1
CORPORATE SELLING, GENERAL AND ADMINISTRATIVE COSTS                   (NOVEMBER)
(ALLOCATION OF CORPORATE COSTS TO FILING ENTITIES)

                                              NOVEMBER
                                            -----------
Officer Compensation                        $   188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric, Phone)                    6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                            -----------
                                            $ 4,907,317
                                            ===========

Allocation:
Wagner Castings                             $   177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                            -----------
Total                                       $ 4,907,317
                                            ===========

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEET AS OF 11-30-04

                                                   CASE #04-67605
                                                   --------------
                                                     CAST-MATIC
                                                       CORP
                                                   --------------
Cash And Equivalents                               $            0
Accounts Receivable                                         5,190
Short-Term Intercompany Receivables                             8
Inventories                                                 2,152
Other Current Assets                                           61
                                                   --------------
   TOTAL CURRENT ASSETS                                     7,411

Land and Buildings                                          2,889
 Machinery & Equipment                                     17,488
 Construction In Progress                                     123
                                                   --------------
 Total Fixed Assets                                        20,500
 Accumulated Depreciation                                  (6,434)
                                                   --------------
    NET FIXED ASSETS                                       14,066

 Investment In Subsidiaries                                     0
Investment In European Operations                               0
 Long-Term Intercompany Receivables                             0
 Deferred Taxes, Long-Term Asset                                0
 Other Assets                                                   0
                                                   --------------
    TOTAL ASSETS                                   $       21,477
                                                   ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                   $          370
Wages and Salaries  (See schedule)                            134
Taxes Payable - (See schedule)                                119
                                                   --------------
 TOTAL POST PETITION LIABILITIES                              623

SECURED LIABILITIES:
Secured Bank Debt & IDR Bonds                                   0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                           0
 Accrued Tax - State                                           25
 Accrued Property Taxes                                       (67)
 Accrued Workers Comp.                                          0
 Accrued Payroll                                                0
 Accrued Payroll Taxes
                                                   --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                    (42)

UNSECURED LIABILITIES
Accounts Payable                                            3,211
IDR Bonds                                                       0
                                                   --------------
TOTAL UNSECURED LIABILITIES                                 3,211

OTHER LIABILITIES

Accrued Liabilities                                           285
Short-Term Intercompany Payables                              607
Capital Leases                                                  0
 Retirement Benefits                                            0
 Deferred Taxes - Long-Term Liability                           0
 Other Long-Term Liabilities                                    0
 Long-Term Intercompany Payables                           16,033
                                                   --------------
 TOTAL LIABILITIES                                         20,717

Common Stock                                                    0
Capital In Excess Of Par Value                              2,109
Retained Earnings - Prepetition                              (982)
Retained Earnings - Post Petition                            (367)
Equity In European Operations                                   0
Accumulated Translation Adjustment                              0
Minimum Pension Liability Adjustment                            0
Unearned Restricted Stock                                       0
                                                   --------------
TOTAL SHAREHOLDER EQUITY                                      760

                                                   --------------
 TOTAL LIABILITIES AND EQUITY                      $       21,477
                                                   ==============

PERIOD ENDED: 11-30-04             CAST-MATIC CORP.               CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                             Balance
                                                 as of     Accrued /   Payments /    as of
                                              10/31/2004   Withheld     Deposits    11/30/04
                                              ----------   ---------   ----------   --------
Income tax withheld: Federal                  $        0   $  43,043   $  (43,043)  $      0
Income tax withheld: State                             0      12,395      (12,395)         0
Income tax withheld: Local                             0          44          (44)         0
FICA Withheld                                          0      26,562      (26,562)         0
Employers FICA                                     4,458      30,434      (26,562)     8,330
Unemployment Tax: Federal                             27         177         (150)        54
Unemployment Tax: State                              260         946         (948)       259
All Other Payroll W/H                                  0           0            0          0

State Taxes: Inc./Sales/Use/Excise                     0      50,000            0     50,000
Property Taxes                                    25,000      35,000            0     60,000

Workers Compensation                                   0           0            0          0
                                              ----------   ---------   ----------   --------
Total                                         $   29,745   $ 198,602   $ (109,704)  $118,643

Wages and Salaries                               102,476     404,589     (372,967)   134,097
                                              ----------   ---------   ----------   --------
Grand Total                                   $  132,221   $ 603,190   $ (482,671)  $252,740
                                              ==========   =========   ==========   ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                    Total       0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                              $  367,355   $  367,355   $        0   $          0
Accounts Receivable                           $4,969,083   $4,579,573   $  371,181      18,328.80

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                  CASE # 04-67605
                                                           CAST-MATIC CORP (STEVENSVILLE)
                                           --------------------------------------------------------------
              ACCOUNT TYPE                 LOCKBOX 673038  DEPOSITORY      AP          PR
               ACCOUNT #                     1851812063    361567604   2176982979  2176983126
                  BANK                        Comerica      Bank One    Comerica    Comerica     TOTAL
BEGINNING BANK BALANCE                                  -           -           -           -           -
RECEIPTS                                        1,614,175           -           -           3   1,614,178
TRANSFERS IN (CORPORATE)                                -           -     466,927     307,368     774,295
DIP INFLOW                                              -           -           -           -           -
DISBURSEMENTS                                           -           -    (466,927)   (307,371)   (774,298)
TRANSFERS OUT (CORPORATE)                      (1,614,175)          -           -           -  (1,614,175)
DIP REPAYMENT                                           -           -           -           -           -
                                               ----------       -----  ----------    --------  ----------
ENDING BANK BALANCE                                     -           -           -           -       (0.00)

WIRES PAID FOR BY CORPORATE                                             1,646,751     106,321   1,753,073
CHECKS ISSUED                                                             428,637
                                                                       ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)           $2,075,389
                                                                       ==========
OUTSTANDING CHECKS AS OF OCTOBER 31                                       106,147
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                      -
CHECKS ISSUED IN NOVEMBER                                                 428,637
CHECK CLEARED IN NOVEMBER                                                (466,927)
                                                                       ----------
OUTSTANDING CHECKS AS OF NOVEMBER 30 (SEE OUTSTANDING CHECKLIST)       $   67,857
                                                                       ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
NOVEMBER 2004

                 VENDOR                             TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
ACE HARDWARE                                        $             1,599
ADAMS REMCO, INC.                                                 2,988
ADP, INC.                                                         2,023
Air Tech Engineering Inc.                                        15,586
AITKEN PRODUCTS                                                   1,530
ALCAN ALUMINUM CORPORATION                                    1,369,486
ALFE Heat Treating, Inc.                                        226,825
ALLIED WITAN COMPANY                                                175
ALRO STEEL CORPORATION                                              148
AMERICAN ELECTRIC POWER                                          17,742
Anderson Pattern, Inc                                            33,695
Anstey Foundry                                                      265
ARROW HEALTH & SAFETY                                               194
BEACON SERVICES, INC.                                            16,406
BOND FLUIDAIRE INC.                                                 918
BRAMMALL SUPPLY COMPANY                                           1,145
Brandon Reed                                                        307
Butterball Turkey Gift Progran                                    2,386
C. B. DEKORNE, INC.                                                 300
C.P.C. INC.                                                      18,455
Candal Enterprises, Inc                                              73
CAPITAL TECHNOLOGIES, INC                                        25,758
Charles Rytlewski                                                    59
CHARLEVOIX ENERGY TRADING                                        50,278
CHEMSTATION OF NORTHERN INDIANA                                   1,092
CHEM-TREND INCORPORATED                                           1,628
CONNECTION SERVICE CO.                                              199
Country Kitchen Catering, Co                                        170
COVERALL                                                          1,320
CUSTOM MOLD ENGINEERING, INC.                                     4,317
DAVID PATTERSON                                                     683
Debra Rauls                                                          15
DIMETEK                                                          13,856
D-M-E CO                                                            425
DOUBLEDAY OFFICE PRODUCTS                                         2,644
EARTHSCAPES                                                         578
Edmund Weiss                                                         40
E-JAY THERMO PRODUCTS, INC.                                         905
ERICKSON'S INCORPORATED                                           3,990
FEDERAL EXPRESS CORPORATION                                          73
FESSCO-CENTURION-FIRE &                                              46
FORKLIFT TIRES OF MICHIGAN                                        1,288
GATEWAY, INC                                                         28
GE CAPITAL                                                            6
GENERAL OIL COMPANY                                               1,091
GLOBAL EXCHANGE SERVICES                                             27
GLOBE METALLURGICAL                                               2,175
GREAT LAKES ELECTRONICS SUPPLY                                    1,512
GRIFFIN TOOL, INC.                                               12,910

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
NOVEMBER 2004

                 VENDOR                             TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
H & H Express, LLC                                                3,083
HAMPTON INN - STEVENSVILLE                                        1,565
HECO                                                                374
HI-TEMP PRODUCTS INC.                                             4,520
INDUSTRIAL GYPSUM CO. INC                                           740
INDUSTRIAL SOLUTIONS                                              1,805
Instron                                                           1,325
J & L INDUSTRIAL SUPPLY                                           7,738
Jeff Banks                                                          309
JERZ MACHINE TOOL CORPORATION                                    27,453
Jimmy Smith                                                         360
Keener Sand & Clay Company                                        3,066
KENDALL ELECTRIC COMPANY                                          1,855
KENT RUDBECK                                                        634
KMH SYSTEMS                                                       3,102
LAKESHORE MOLD & DIE LLC                                         11,140
Lawrence Williams                                                    40
Liberty Steel Fabricating, Inc                                      410
M & I MACHINE, INC.                                               6,746
M. S. C. INDUSTRIAL SUPPLY CO.                                      278
MCMASTER-CARR SUPPLY COMPANY                                      2,135
METALLURG                                                        12,250
MICHIGAN CHAMBER SERVICES, INC                                      270
MICHIGAN SHIPPERS SUPPLY                                            357
MIDWEST SAFETY PRODUCTS, INC.                                        67
MITTLER SUPPLY INC.                                               3,552
Molten Metal Equip.Innovations Inc.                               3,164
MOTION INDUSTRIES, INC.                                           3,824
National Element Inc.                                             2,602
NEFF ENGINEERING COMPANY                                            375
NMHG FINANCIAL SERVICES                                             711
OMEGA ENGINEERING, INC.                                             259
ONDRAKA MANAGEMENT ENTERPRISES LLC                                  845
Petty Cash                                                          628
PITNEY BOWES                                                        102
POOCH WELDING SUPPLY COMPANY                                      3,598
PORTER-CABLE CORP                                                    99
PROCESS ENGINEERING & EQUIPMENT CO.                                 281
PRODUCTION TOOL SUPPLY                                              333
PROFESSIONAL METALLURGICAL SERVICES                                 824
PYROTEK,INC.                                                      3,674
QME QUALITY MOLD & ENGINEERING                                    4,475
QUANTUM CONNECTIONS, LLC                                             67
R. SCOTT BLEEKS                                                     250
Rapid Print                                                         141
Reliable Disposal                                                 1,056
ROSE FUEL & MATERIALS, INC.                                          80
RX OPTICAL                                                           67
S & S INDUSTRIAL SUPPLY, INC                                        238

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
NOVEMBER 2004

                 VENDOR                             TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
SAFETY COUNCIL FOR WEST MICHIGAN                                     60
SAFETY PRODUCTS DIVISION                                          1,253
SAFETY-KLEEN CORPORATION                                             84
SBC AMERITECH                                                       660
SCHMIDT                                                           1,300
SCHOTT SAW CO.                                                    1,636
SCOPE SERVICES INC.                                              33,732
Southwestern Michigan Economic Growth Alliance, Inc                 985
SPRINT                                                              219
STOKLEY'S SERVICES, INC.                                          2,585
SUNSET COAST PAGING                                                  23
SUPERIOR BUSINESS FORMS, INC.                                       175
TANGENT LABS                                                        350
TAYLOR RENTAL                                                       182
Ted Wallace                                                          55
TEST EQUIPMENT DISTRIBUTORS                                         305
THAYER, INC.                                                        445
THE RELIZON COMPANY                                               1,225
TPC WIRE & CABLE                                                    368
Tracee Lotz                                                         101
Transgroup Worldwide Logistics                                    1,392
Transman Logistics                                               18,235
Turpin Wholesale, Inc.                                              215
Twin Cities Glass                                                   297
UNUM LIFE INSURANCE CO.                                           2,025
VEKTEK INC                                                        1,451
VERIZON WIRELESS                                                     94
W. H. Duffill, Inc.                                                 428
WATCON INC.                                                         410
WEST MICHIGAN HYDRAULICS                                            250
WILLIAM A. KIBBE & ASSOC., INC.                                   1,050
William Atkins                                                       91
WOOD TEMPORARY STAFFING                                          14,586
XPRESS PRINTING                                                     274
Y.E.S                                                            19,246
YOUNGBLOOD AIR SYSTEMS, INC.                                      3,375
YXLON INTERNATIONAL INC.                                          3,598
ZYP Coatings                                                        409
                                                    -------------------
TOTALS                                              $         2,075,389
                                                    ===================

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 11/30/04

STEVENSVILLE - NOVEMBER BANK RECONCILIATION

Bank Balance                             $       -

Actual Outstanding Checks                67,856.65

Unadjusted GL Balance                    67,642.65
                                         ---------

Unreconciled Differences                 $  214.00
                                         =========

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

CHECK       DATE            OUTSTANDING
41716    11/10/2004         $    405.65
41754    11/11/2004            6,683.25
41767    11/15/2004              550.99
41777    11/17/2004              550.99
41783    11/19/2004            3,062.00
41786    11/18/2004              174.80
41800    11/18/2004            1,564.92
41822    11/19/2004           10,732.50
41823    11/19/2004           14,425.00
41825    11/22/2004              371.00
41827    11/22/2004            1,500.00
41829    11/22/2004              635.15
41830    11/23/2004              183.05
41831    11/23/2004               81.37
41832    11/23/2004              663.00
41835    11/24/2004              536.00
41836    11/24/2004              196.03
41837    11/24/2004               80.16
41839    11/29/2004            1,095.35
41840    11/24/2004            1,599.07
41843    11/24/2004               72.50
41844    11/24/2004              578.00
41845    11/24/2004              719.40
41847    11/24/2004              350.00
41850    11/24/2004              278.36
41853    11/24/2004              182.29
41854    11/24/2004              296.75
41855    11/24/2004              305.30
41856    11/24/2004            2,025.35
41859    11/24/2004              272.42
41861    11/24/2004               40.00
41862    11/24/2004              360.00
41863    11/29/2004              497.08
41864    11/29/2004              427.73
41865    11/29/2004              880.00
41866    11/30/2004             1341.35
41867    11/30/2004              119.23
41868    11/30/2004                 745
41869    11/30/2004              367.68
41870    11/30/2004               11025
41871    11/30/2004                 133
41872    11/30/2004              424.93
41873    11/30/2004                1325
                            -----------
Outstanding Checks          $ 67,856.65
                            ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION     Capacity:  ___     Shareholder
      Case Number: 04-67605                 ___     Officer
                                            ___     Director
                                            ___     Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET
CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER
COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly            or               Monthly

                                  _______                            _______

CURRENT BENEFITS PAID:            Weekly            or               Monthly

        Health Insurance          _______                            _______

        Life Insurance            _______                            _______

        Retirement                _______                            _______

        Company Vehicle           _______                            _______

        Entertainment             _______                            _______

        Travel                    _______                            _______

        Other Benefits            _______                            _______

        Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:       Weekly           or               Monthly

        Rent Paid                 _______                            _______

        Loans                     _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly           or               Monthly

                                  _______                            $     0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

        Intermet Corporation and Subsidiaries             Cast-Matic Corporation
            Schedule of In-Force Insurance                Case Number: 04-67605

 POLICY COVERAGE         CARRIER          POLICY PERIOD
------------------    --------------    ----------------
Property                      Lloyds    11/1/04-11/01/05
Boiler/Machine              Hartford    11/1/04-11/01/05
Cargo                 Fireman's Fund    11/1/04-11/01/05
Truck Cargo           Fireman's Fund    11/1/04-11/01/05

Aviation                       USAIG    11/1/04-11/01/05

Fiduciary                   St. Paul    11/1/04-11/01/05

Primary D&O                 St. Paul    11/1/04-11/01/05
Excess D&O                     Chubb    11/1/04-11/01/05
Side A                  Platte River    11/1/04-11/01/05

Crime                           Gulf    11/1/04-12/1/04

General Liability     Liberty Mutual    11/1/04-12/22/04
Umbrella              National Union    11/1/04-12/22/04

Work Comp             Liberty Mutual    11/1/04-12/22/04
Excess Work Comp      Liberty Mutual    11/1/04-12/22/04

Auto                  Liberty Mutual    11/1/04-12/22/04

Foreign (DIC)         Liberty Mutual    11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                          )
INTERMET CORPORATION, ET AL                     )       CASE NO: 04-67609
                                                )       Chapter 11
                                                )       Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                          )
                                    Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

            X      Operating Statement                             (Form 2)

            X      Balance Sheet                                   (Form 3)

            X      Summary of Operations                           (Form 4)

            X      Monthly Cash Statement                          (Form 5)

            X      Statement of Compensation                       (Form 6)

            X      Schedule of In-Force Insurance                  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                 YES  X       NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                 YES  X       NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                 YES  X       NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                 YES  X       NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                 YES  X       NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

INTERMET CORP. AND SUBSIDIARIES
OPERATING STATEMENT
FOR THE MONTH ENDED 11-30-04
($000'S)

                                                           CASE #04-67609
                                                             COLUMBUS
                                                              FOUNDRY
                                                --------------------------------------
                                                Current Month       Total Since Filing
                                                -------------       ------------------
Net Sales                                         $ 12,932               $ 27,145

Cost of Goods Sold
Materials and Freight                                5,251                 10,460
Wages - Hourly                                       1,721                  3,640
Wages-Salary                                           475                    939
Employee Benefits and Pension                          712                  1,511
 Repairs & Maintenance                                 678                  1,368
Supplies                                               620                  1,304
Utilities                                              888                  1,730
Purchased Components/Services                          884                  2,285
Income(loss) from Pattern Sales                         18                     48
 Fixed Asset - (gain/loss)                               2                      2
 MIS Expense                                            55                    115
 Travel & Entertainment                                  5                     11
 Other Variable Costs                                  355                    836
 Depreciation & Amortization                           483                    967
 Other Allocated Fixed Costs                             -                      -
 Other Fixed Costs                                     111                    297
                                                  --------               --------
Cost of Goods Sold                                  12,257                 25,512

Gross Profit                                           675                  1,633

Plant SG&A Expense                                      30                     76
SG&A Expense - Allocation (Sched 1)                    290                    580
 Other Operating Expenses                                -                      -
                                                  --------               --------
 Total Operating Expenses                              320                    656

 Operating Profit                                      354                    976
 Outside Interest Income                                 -                      -
 Outside Interest (Expense)                             (2)                    (4)
 Intercompany Interest Income                            -                      -
 Intercompany Interest (Expense)                      (152)                  (266)
 Charges (From) Affiliates                               -                      -
 Charges To Affiliates                                   -                      -
Income/Loss From European Operations
 Other Income/(Expense)                                  -                      -
                                                  --------               --------
 Total Non-Operating Expenses                         (154)                  (270)

 Income Before Income Taxes                            201                    707

 Income Tax Expense                                     44                     87
                                                  --------               --------
 Net Income                                       $    157               $    620
                                                  ========               ========

INTERMET CORP AND SUBSIDIARIES                                        SCHEDULE 1
CORPORATE SELLING, GENERAL AND ADMINISTRATIVE COSTS                   (NOVEMBER)
(ALLOCATION OF CORPORATE COSTS TO FILING ENTITIES)

                                              NOVEMBER
                                            -----------
Officer Compensation                        $   188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric, Phone)                    6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:

Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                            -----------
                                            $ 4,907,317
                                            ===========

Allocation:

Wagner Castings                             $   177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                            -----------
Total                                       $ 4,907,317
                                            ===========

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEET AS OF 11-30-04

                                            CASE #04-67609
                                            --------------
                                               COLUMBUS
                                                FOUNDRY
                                            --------------
Cash And Equivalents                           $      1
Accounts Receivable                              19,806
Short-Term Intercompany Receivables                   4
Inventories                                       5,545
Other Current Assets                                (15)
                                               --------
   TOTAL CURRENT ASSETS                          25,341

Land and Buildings                               12,718
 Machinery & Equipment                           80,891
 Construction In Progress                           205
                                               --------
 Total Fixed Assets                              93,814
 Accumulated Depreciation                       (61,853)
                                               --------
    NET FIXED ASSETS                             31,961

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables              28,073
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                     1,021
                                               --------
    TOTAL ASSETS                               $ 86,396
                                               ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $  2,757
Wages and Salaries (See schedule)                   264
Taxes Payable - (See schedule)                      462
                                               --------
  TOTAL POST PETITION LIABILITIES                 3,483

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                               0
 Accrued Workers Comp.                              396
 Accrued Payroll                                    (57)
Accrued Payroll Taxes
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          339

UNSECURED LIABILITIES
Accounts Payable                                 11,010
IDR Bonds                                             0
                                               --------
TOTAL UNSECURED LIABILITIES                      11,010

OTHER LIABILITIES
Accrued Liabilities                               2,735
Short-Term Intercompany Payables                  1,972
Capital Leases                                        0
 Retirement Benefits                             (1,291)
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                  1,333

                                               --------
 TOTAL LIABILITIES                               19,581

Common Stock                                          0
Capital In Excess Of Par Value                    4,592
Retained Earnings - Prepetition                  61,603
Retained Earnings - Post Petition                   620
Equity In European Operations                         0
Accumulated Translation Adjustment                    0
Minimum Pension Liability Adjustment                  0
Unearned Restricted Stock                             0
                                               --------
TOTAL SHAREHOLDER EQUITY                         66,815

                                               --------
 TOTAL LIABILITIES AND EQUITY                  $ 86,396
                                               ========

PERIOD ENDED: 11-30-04            COLUMBUS FOUNDRY               CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                       Balance
                                       as of         Accrued /     Payments /        as of
                                     10/31/2004      Withheld       Deposits       11/30/04
                                     ----------      --------       --------       --------
Income tax withheld: Federal         ($   73,327)   ($  219,073)   $   259,741   ($   32,660)
Income tax withheld: State               (30,915)       (95,888)       111,456       (15,348)
Income tax withheld: Local                     0              0              0             0
FICA Withheld                            (55,617)      (161,646)       189,222       (28,041)
Employers FICA                           (24,358)      (166,000)       163,567       (26,791)
Unemployment Tax: Federal                 (1,629)          (508)             0        (2,137)
Unemployment Tax: State                   (1,801)        (2,318)             0        (4,119)
All Other Payroll W/H                   (103,037)      (180,155)       165,754      (117,439)

State Taxes: Inc./Sales/Use/Excise       (72,606)      (180,140)             0      (252,745)
Property Taxes                           (40,715)       (30,000)        88,173        17,458

Workers Compensation                           0              0              0             0
                                     -----------    -----------    -----------   -----------

Total                                ($  404,004)   ($1,035,729)   $   977,912   ($  461,821)


Wages and Salaries                      (131,600)    (2,311,524)     2,178,799      (264,325)
                                     -----------    -----------    -----------   -----------

Grand Total                          ($  535,604)   ($3,347,253)   $ 3,156,711   ($  726,146)
                                     ===========    ===========    ===========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                         Total       0-30 Days     30-60 Days    Over 60 Days
Accounts Payable                                  $ 2,756,951   $ 1,985,023   ($  479,007)   $ 1,250,935
Accounts Receivable                               $20,228,094   $19,130,114    $  720,945    $   377,035

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                                CASE # 04-67609
                                                                                COLUMBUS FOUNDRY
                                            -------------------------------------------------------------------------------------
               ACCOUNT TYPE                   LOCKBOX 77691      DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
                 ACCOUNT #                  269833 - Inactive  5401086425    2770716492   2770716484   2770716658
                   BANK                         Bank One       Stan. Fed.    Stan. Fed.    Stan. Fed.   Stan. Fed.       TOTAL
BEGINNING BANK BALANCE                              -                    -            -            -             -              -
RECEIPTS                                            -           11,510,488            2          116             -     11,510,606
TRANSFERS IN (CORPORATE)                            -                    -    2,633,309    1,977,930       433,038      5,044,277
DIP INFLOW                                          -                    -            -            -             -              -
DISBURSEMENTS                                       -                    -   (2,633,312)  (1,978,046)     (433,038)    (5,044,396)
TRANSFERS OUT (CORPORATE)                           -          (11,510,488)           -            -             -    (11,510,488)
DIP REPAYMENT                                       -                    -            -            -             -              -
                                                  ---          -----------  -----------   ----------      --------     ----------
ENDING BANK BALANCE                                 -                    -            -            -             -              -
WIRES PAID FOR BY CORPORATE                                                   5,476,073                                 5,476,073
CHECKS ISSUED                                                                 2,957,652
                                                                            -----------
TOTAL DISBURSEMENTS (SEE
  TOTAL DISBURSEMENTS RECONCILIATION)                                       $ 8,433,725
                                                                            ===========

OUTSTANDING CHECKS AS OF OCTOBER 31                                             727,014
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                         (443)
Checks Issued in November                                                     2,957,652
CHECK CLEARED IN NOVEMBER                                                    (2,570,852) Includes $ 62,459.40 pertaining to
                                                                                           sales tax debit.
                                                                            -----------
OUTSTANDING CHECKS AS OF NOVEMBER 30
  (SEE OUTSTANDING CHECKLIST)                                               $ 1,113,371
                                                                            ===========

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
ADP INC                                 $    1,924
ADULT PROBATION OFFICE                       2,468
ADVANTAGE INDUSTRIAL AUTOM                   9,046
AETNA US HEALTHCARE                          9,067
AIR SPECIALIST INC                             730
AIRGAS DRY ICE                                 852
AIRGAS SOUTH INC.                            2,663
ALABAMA CHILD SUPPORT PAYMENT               14,290
ALABAMA DEPT OF ENVIRONMENTAL                  150
ALLEGRA PRINT & IMAGING                        350
ALLEN RICHIE                                 1,202
ALLEN, JOHN F.                                 640
Allied Mineral                              26,770
AMERALLOY STEEL COPRORATION                 13,154
AMERICAN BUSINESS FORMS                        682
AMERICAN COLLOID COMPANY                   249,834
AMERICAN EYE CARE                              509
AMERICAN FAMILY LIFE                           214
ASPEN PUBLISHERS, INC.                         332
ATMOS ENERGY                                    59
ATMOS ENERGY MARKETING LLC                  85,119
AUTOMATED BUSINESS MACHINES                    787
BARBIER, MARK                                  272
BEARDSLEY & PIPER, LLC                         103
BEAUFORT COUNTY FAMILY COURT                   127
BELLWRIGHT INDUSTRIES,INC                       82
BIBB SUPPLY CO., INC.                          657
BONNER JR., FRANK W.                           677
BREMER MANUFACTURING                         1,500
BROADSPIRE SERVICES INC                     19,871
BRYANT, DAVIS & COWDEN                       1,393
BUCHANAN, LEON                                  25
BUCK ICE & COAL                              3,272
BUCKEYE BUSINESS PRODUCTS, INC                 479
C.A. PICARD SURFACE ENG                      1,234
CAIL TOOL & MACHINERY, INC.                  9,288
CAMERON & BARKLEY CO.                        2,650
CARLA DEVITA REED                              600
CASTROL HEAVY DUTY LUBRICANTS                  486
CBI LEASING INC #1                          12,185
CECO ASSOCIATES                              3,906
CHAMPION CHISEL WORKS, INC.                  6,242
CHAPTER 13 TRUSTEE                          22,780
CHILD SUPPORT ENFORCEMENT                      450
CHILD SUPPORT ENFORCEMENT, FSR               1,606
CINTAS CORP.                                15,371
CINTAS CORPORATION                             469
CIT TECHNOLOGY FIN SERV, INC                 1,196

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
CLEARINGHOUSE                                  333
CLERK OF MUNICIPAL COURT                     1,422
CLERK OF THE CIRCUIT COURT                     359
COASTAL ENERGY                              11,050
COBB WIRE ROPE & SLING  CO.                  1,536
COLEMAN AMERICAN                             1,654
COLUMBUS FIRE & SAFETY EQUIP                   122
COLUMBUS INDUSTRIAL SUPPLY                   6,867
COLUMBUS RUBBER & GASKET, INC.                 120
COLUMBUS WATER WORKS                        12,872
COUNTRY'S NORTH                                186
CROWN GROUP-FORT WAYNE                       1,943
CURTIS REDDING                               1,140
DANIELS, RICHARD                               631
DAUBER COMPANY, INC.                        27,216
DEFENDER SERVICES INC                       19,267
DISAMATIC                                    2,702
DUBOIS USA GROUP                             2,869
DYSON CONVEYOR                               5,241
E J KNIGHT                                   1,400
EAGLITE CHEMICALS                            9,425
EARTHLINK INC                                   24
EBCO BATTERY CO                                146
EDDIE WILLIAMS                               8,248
ELECTRIC MELTING SRVCES SW INC              67,242
ELEVATOR SERVICE COMPANY                       100
ELKEM METALS, INC.                          78,924
EMSCO GROUP                                    657
ENVIRONMENTAL RESOURCE ANALYST                 262
ENVIRONMENTAL TECHNOLOGY CORP                  190
F & B AUTO ELECTRIC SERVICE                    585
FAMILY SUPPORT REGISTRY FSR                 40,320
FARGO WEAR, INC.                               945
FASTENAL                                     1,332
FLETCHER OIL INC.                            5,611
FREEMAN MFG. & SUPPLY CO.                      474
G.S.I.A.                                       400
GENTRY MACHINE WORKS, INC.                  31,055
GEORGIA DEPARTMENT OF LABOR                     50
GEORGIA POWER                              775,832
GEORGIA SALES TAX (EFT) - PREPAID           56,473
GLENN PETRIK                                 1,571
GLOBAL DOSIMRY SOLUTIONS INC                   217
Globe                                      324,482
GOODWILL INDUSTRIES                            334
GRAYLINK                                       584
GULF TRADING                                17,640
GWINNETT MAGISTRATE COURT                      697
HA INTERNATIONAL LLC                        23,044

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
HARTZ CHICKEN                                 139
HERAEUS ELECTRO-NITE CO.                   22,373
HIGGINS TECHNICAL SERVICE                   2,000
HOUGHTON INTERNATIONAL                      4,985
HUGHES SUPPLY, INC.                        17,678
IFCO INDUSTRIAL CONTAINER SYS               1,047
IKON OFFICE SOLUTIONS                       2,633
INDUSTRIAL 1 SUPPLY CO.                    43,477
INDUSTRIAL CHEMICALS                          942
INDUSTRIAL COMBUSTION SVCE INC                542
INDUSTRIAL METAL FABRICATORS               26,559
INTERNAL REVENUE SERVICE                    1,098
INTERNATIONAL Q.C.                         13,867
INTERNATIONAL TREASURER-USAW               13,192
INTERSTATE ELECTRICAL SUPPLY               86,009
JOHN H. GERMERAAD, TRUSTEE                    475
JOHNSTONE SUPPLY                            1,379
K & S INDUSTRIAL                              753
KENT RUDBECK                                8,326
KNOX PEST CONTROL                             108
KONIECZNY TOOL                              4,499
LABCORP OF AMERICA HOLDINGS                   714
LAEMPE + REICH CORPORATION                    201
LAND TRANSPORTATION                       195,244
Larpen Metallurgical Service              154,988
LEADING EDGE                               42,825
LINA                                          304
LINDE GAS LLC                               4,234
MAGISTRATE COURT OF                           949
MANPOWER                                       64
MARTIN BROTHERS CONTAINERS                 51,640
MARYLAND WIRE BELTS, INC                    1,182
MAYS, DANNY J.                                 47
MCI                                           554
MCI CONFERENCING                               66
MCPHERSON OIL                               3,720
METAL PREPARATIONS                          1,320
METALDYNE                                  15,692
METOKOTE CORPORATION                       50,000
MIDWESCO, INC.                                563
MIDWEST INSTRUMENT COMPANY                  1,193
MIKE GROVE                                    291
Miller & Co.                              112,991
MILLER LANDSCAPING                          1,200
MISSOURI REFRACTORIES CO. INC.             11,989
MODERN EQUIPMENT CO.                        3,194
MORRIS MATERIAL HANDLING                   12,280
MOTION INDUSTRIES, INC.                    35,129
MSC INDUSTRIAL SUPPLY CO.                     108

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
MT SYSTEMS, INC                               152
MUSCOGEE COUNTY TAX COMM                  277,749
NATIONAL AFFILIATED TECHNOLOGI              4,785
NC CHILD SUPPORT CENTRALIZED                  271
NEWARK ELECTRONICS                            186
NEWCO                                      18,394
NOBLE COUNTY CLERK                          1,560
NOBLE SALES                                30,089
Norfolk Southern                          100,000
NORTHBEND PATTERN WORKS,LLC                34,000
OAK MOUNTAIN CONSTRUCTION                   7,224
OAKITE PRODUCTS, INC.                       2,363
OCCUPATIONAL MEDICINE OF                    2,887
OFFICE DEPOT CREDIT PLAN                      589
OFFICE MAX                                     96
OFFICE OF THE ATTORNEY GENERAL                504
OMEGA ENGINEERING, INC.                        84
OMI REFRACTORIES                            7,889
OmniSource Corporation                    195,000
OVERBY COMPANY, THE                         1,272
OWENS, B. ZANE                                813
PARMER WATER COMPANY                           42
PC CONNECTION, INC.                           369
Pechiney                                   33,334
PERFECT PATTERNS INC.                      43,440
PIEDMONT FOUNDRY SUPPLY, INC.               3,979
PIEDMONT NATIONAL CORPORATION               5,226
PINE HOLLOW, INC.                          16,020
PREFERRED SOURCING                         17,530
PRIMETRADE, INC.                          527,743
PROVIDENT LIFE & ACCIDENT INS.              3,464
PRYOR GIGGEY COMPANY                        2,592
Q.A. SUPPORT SERVICES                       1,000
QUALI-FAB. INC.                             2,750
QUASAR INTERNATIONAL INC.                   1,008
R & S MANUFACTURING                           687
RADIO WHOLESALE MARKETING                     162
REAVES WRECKING                             2,280
RED HILL GRINDING WHEEL CORP.               2,475
REFRACTORY SALES & SERVICE CO.             37,598
REYNOLDS SUPPLY CO.                         6,097
RODGERS METAL CRAFT, INC.                  16,567
RUSS THUROW                                 5,620
SAFETY SOUTH                               14,748
SAFETY-KLEEN CORP.                            583
SAM'S WELDING                               1,450
SANTA CLARA COUNTY                            595
SCALE SYSTEMS INC.                          1,134
SCORE, INC                                 18,650

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
SERVICE FIRST, INC.                         1,965
SHEMWELL, DAVID                               507
SHERRIE FAYE LANDRY                           650
SHOES 'N COMPANY                            2,326
SILICA TRANSPORT                           29,641
SIMPSON TECHNOLOGIES                        5,530
SMITH GRAY ELECTRIC CO., INC.              17,978
SOUTHEAST PUMP & EQUIPMENT, IN                251
SOUTHEASTERN FREIGHT LINES INC                 71
SOUTHEASTERN HOME OXYGEN SER                    3
SOUTHERN STATES TOYOTALIFT                 12,952
SOUTHLAND CHEMICAL                            475
SPAR SPECIALTY REFRACTORIES                20,826
SPECIALTY CARBIDE PRODUCTS                     57
SPECIALTY FOUNDRY PRODUCT                  12,658
SPRINT PCS                                  2,493
SPX CONTECH                                 2,192
STAFFING SOLUTIONS, COLUMBUS                2,378
STATE COURT OF GEORGIA                        508
STATE DISBURSEMENT UNIT                     2,610
STATE OF FLORIDA DISBURSMENT                  761
SUNSOURCE/ACTIVATION                        5,296
Supreme Cores                              32,911
TECHNICAL SERVICES GROUP INC                7,260
THE BUSINESS RESOURCE CENTER                  180
The David J. Joseph Company             2,310,000
THE MODAL SHOP                              1,505
THE NEW KEIBLER-THOMPSON CO.                3,100
Trans Man Logistics, Inc.                  36,965
TRIPLE M MANUFACTURING, INC.                7,800
TRU KUT INC                                 1,588
TUBE CITY                               1,015,898
TYTEK EQUIPMENT CO.,INC.                      323
U.S. DEPT OF EDUCATION                        340
UMETCO Inc.                               115,270
UNIFRAX                                    20,767
UNIMIN CORPORATION                         46,238
VALLEY PLUMBING COMPANY                       876
VAN ALLEN FIRST AID + SAFETY                  912
VICTORIA BODLEY                               200
VIMELSA INT. SA DE CV                         212
VOLVO RENTS                                 7,133
VULCAN ELECTRO COATING                     40,180
W W  GRAINGER, INC.                           985
WARD, WILLIAM H.                              244
WARNER PAINT & DECORATING CENT              1,119
WARR GRADING CONTRACTOR                    27,768
WASTE MANAGEMENT                            2,996
WHATLEY OIL                                 2,072

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
              ------                 -------------------
  Wheelabrator Abrasives                   59,640
  WHEELABRATOR INTERNATIONAL               44,425
  WHISPERWOOD APARTMENTS                    9,375
  WILLIAM A.KIBBE & ASSOCIATES              3,240
  WILLIAM L. FROST                            133
  WILLS ENTERPRISES, INC.                  16,897
  YANCEY BROS. CO.,                        11,682
  YELLOW CAB OF COLUMBUS INC.                   6
                                       ----------
TOTALS                                 $8,433,725
                                       ==========

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 11/30/04

COLUMBUS FOUNDRY - NOVEMBER BANK RECONCILIATION

Bank Balance                $           -
Actual Outstanding Checks    1,113,370.62
Unadjusted GL Balance        1,113,370.62
                            -------------
Unreconciled Differences    $           -
                            =============

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

CHECK       DATE         OUTSTANDING
15522       10/15/2004   $      308.38
15599       10/20/2004          270.84
15715       10/28/2004          168.48
15730       10/28/2004          271.00
15747       10/29/2004        5,247.67
15810        11/2/2004          200.67
15928        11/5/2004        2,541.01
15995       11/10/2004          150.00
16044       11/11/2004          155.15
16094       11/17/2004        4,055.00
16107       11/17/2004        1,653.60
16126       11/18/2004          541.60
16139       11/18/2004          211.50
16141       11/18/2004        3,609.33
16166       11/19/2004        3,880.00
16169       11/19/2004        6,513.05
16170       11/19/2004        5,530.00
16174       11/19/2004        1,443.44
16176       11/19/2004       64,744.70
16187       11/23/2004          479.32
16190       11/23/2004        3,895.69
16192       11/23/2004        1,092.72
16193       11/23/2004       13,104.00
16195       11/23/2004        1,709.64
16196       11/23/2004          657.35
16199       11/23/2004        2,000.00
16202       11/23/2004        5,968.75
16206       11/23/2004          269.35
16208       11/23/2004          563.12
16209       11/23/2004        1,840.65
16212       11/23/2004          477.08
16214       11/23/2004        3,915.00
16216       11/23/2004          514.98
16218       11/23/2004           61.90
16220       11/23/2004          251.00
16222       11/23/2004        6,947.84
16224       11/23/2004        2,996.09
16226       11/23/2004          119.55
16227       11/23/2004        1,182.00
16229       11/23/2004          639.82
16230       11/23/2004           40.00
16232       11/23/2004          132.52
16240       11/29/2004          243.78
16241       11/29/2004          722.68
16242       11/29/2004       11,573.53
16243       11/29/2004        1,500.00
16244       11/29/2004        5,015.77
16245       11/29/2004          269.41
16246       11/29/2004        1,226.55
16247       11/29/2004        1,362.62
16248       11/29/2004          120.00
16249       11/29/2004       14,112.00
16250       11/29/2004        2,164.50
16251       11/29/2004          741.51
16252       11/29/2004        9,535.25

OUTSTANDING CHECK LIST

CHECK            DATE       OUTSTANDING
16253          11/29/2004        3,880.00
16254          11/29/2004        5,607.00
16255          11/29/2004          107.85
16256          11/29/2004          368.92
16257          11/29/2004        7,586.00
16259          11/29/2004       17,512.93
16261          11/29/2004       24,012.25
16262          11/29/2004           62.02
16263          11/29/2004          778.61
16264          11/29/2004       10,117.92
16265          11/29/2004        2,619.00
16266          11/29/2004        1,192.50
16267          11/29/2004       11,989.40
16268          11/29/2004          439.04
16270          11/29/2004        9,590.52
16271          11/29/2004          152.11
16272          11/29/2004        7,224.00
16273          11/29/2004           85.56
16274          11/29/2004          114.16
16275          11/29/2004        2,620.00
16276          11/29/2004        2,909.00
16277          11/29/2004        2,592.00
16278          11/29/2004          668.28
16279          11/29/2004          969.91
16280          11/29/2004       16,566.81
16281          11/29/2004        7,171.52
16282          11/29/2004          618.68
16283          11/29/2004        1,964.53
16284          11/29/2004        5,130.37
16285          11/29/2004        1,567.17
16286          11/29/2004           82.13
16287          11/29/2004           56.62
16288          11/29/2004        2,493.31
16289          11/29/2004        1,048.74
16290          11/29/2004        3,954.07
16291          11/29/2004        1,505.00
16292          11/29/2004          876.00
16293          11/29/2004          511.48
16294          11/29/2004          727.17
16295          11/29/2004       14,905.70
16296          11/29/2004        4,387.44
16298          11/29/2004       56,631.18
16300          11/29/2004      271,174.48
16306          11/30/2004          420.88
16307          11/30/2004          350.32
16309          11/30/2004          897.20
16310          11/30/2004        3,980.40
16311          11/30/2004          133.22
16312          11/30/2004        8,289.41
16313          11/30/2004        5,015.05
16314          11/30/2004           28.42
16315          11/30/2004        3,809.54
16316          11/30/2004        4,743.90
16317          11/30/2004          108.54
16318          11/30/2004        4,753.00
16319          11/30/2004        1,868.00
16320          11/30/2004       16,164.33

OUTSTANDING CHECK LIST

CHECK                      DATE       OUTSTANDING
16321                   11/30/2004          133.79
16322                   11/30/2004          176.74
16323                   11/30/2004        2,840.00
16324                   11/30/2004          725.00
16325                   11/30/2004        3,930.00
16326                   11/30/2004        1,860.60
16327                   11/30/2004        5,530.00
16330                   11/30/2004        2,468.08
16331                   11/30/2004       13,579.57
16332                   11/30/2004          126.54
16333                   11/30/2004          209.00
16334                   11/30/2004          600.00
16335                   11/30/2004       17,460.52
16336                   11/30/2004          450.00
16337                   11/30/2004        7,787.55
16338                   11/30/2004          332.52
16339                   11/30/2004        1,421.86
16340                   11/30/2004          359.07
16341                   11/30/2004       12,731.55
16342                   11/30/2004        1,140.00
16343                   11/30/2004          400.00
16344                   11/30/2004          648.86
16345                   11/30/2004          696.98
16346                   11/30/2004          320.00
16347                   11/30/2004          778.00
16348                   11/30/2004       13,191.55
16349                   11/30/2004          948.56
16350                   11/30/2004        6,574.08
16351                   11/30/2004          271.00
16352                   11/30/2004          812.50
16353                   11/30/2004          595.00
16354                   11/30/2004           32.31
16355                   11/30/2004        2,325.85
16356                   11/30/2004          552.00
16357                   11/30/2004          507.58
16358                   11/30/2004          761.34
16359                   11/30/2004          339.51
16360                   11/30/2004          200.00
16361                   11/30/2004        9,375.00
16363                   11/30/2004       40,320.14
17719                   11/29/2004       25,000.00
59550                    10/1/2004      180,782.99
                                    --------------
Outstanding Checks                  $ 1,113,370.62
                                    ==============

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:          COLUMBUS FOUNDRY, L.P.    Capacity:     ___      Shareholder
               Case Number:  04-67609                  ___      Officer
                                                       ___      Director
                                                       ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly            or         Monthly
                                 _______                       _______

CURRENT BENEFITS PAID:            Weekly            or         Monthly

        Health Insurance         _______                       _______

        Life Insurance           _______                       _______

        Retirement               _______                       _______

        Company Vehicle          _______                       _______

        Entertainment            _______                       _______

        Travel                   _______                       _______

        Other Benefits           _______                       _______

        Total Benefits           _______                       _______

CURRENT OTHER BENEFITS PAID:      Weekly            or         Monthly

        Rent Paid                _______                       _______

        Loans                    _______                       _______

        Other (Describe)         _______                       _______

        Other (Describe)         _______                       _______

        Other (Describe)         _______                       _______

        Total Other Payments     _______                       _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly            or         Monthly

                                 _______                            $0

Dated: DECEMBER 20, 2004
                                  _______________________________________
                                  PRINCIPAL, OFFICER,DIRECTOR, OR INSIDER

          Intermet Corporation and Subsidiaries           Columbus Foundry, L.P.
              Schedule of In-Force Insurance              Case Number: 04-67609

POLICY COVERAGE               CARRIER          POLICY PERIOD
---------------               -------          -------------
Property                          Lloyds     11/1/04-11/01/05
Boiler/Machine                  Hartford     11/1/04-11/01/05
Cargo                     Fireman's Fund     11/1/04-11/01/05
Truck Cargo               Fireman's Fund     11/1/04-11/01/05

Aviation                           USAIG     11/1/04-11/01/05

Fiduciary                       St. Paul     11/1/04-11/01/05

Primary D&O                     St. Paul     11/1/04-11/01/05
Excess D&O                         Chubb     11/1/04-11/01/05
Side A                      Platte River     11/1/04-11/01/05

Crime                               Gulf      11/1/04-12/1/04

General Liability         Liberty Mutual     11/1/04-12/22/04
Umbrella                  National Union     11/1/04-12/22/04

Work Comp                 Liberty Mutual     11/1/04-12/22/04
Excess Work Comp          Liberty Mutual     11/1/04-12/22/04

Auto                      Liberty Mutual     11/1/04-12/22/04

Foreign (DIC)             Liberty Mutual     11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                          )
INTERMET CORPORATION, ET AL     )       CASE NO: 04-67612
                                )       Chapter 11
                                )       Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.     )
                       Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

    X    Operating Statement                (Form 2)

    X    Balance Sheet                      (Form 3)

    X    Summary of Operations              (Form 4)

    X    Monthly Cash Statement             (Form 5)

    X    Statement of Compensation          (Form 6)

    X    Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                        YES  X     NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                        YES  X     NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                        YES  X     NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                        YES  X     NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                        YES  X     NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                           CASE #04-67612
                                             DIVERSIFIED
                                              DIEMAKERS
                                   -----------------------------------
                                   Current Month    Total Since Filing
                                   -------------    ------------------
Net Sales                             $ 6,870           $14,297

Cost of Goods Sold
Materials and Freight                   2,462             5,145
Wages - Hourly                          1,250             2,624
Wages-Salary                              146               302
Employee Benefits and Pension             790             1,409
 Repairs & Maintenance                    408               830
Supplies                                   92               239
Utilities                                 225               525
Purchased Components/Services               -                 -
Income(loss) from Pattern Sales           109               150
 Fixed Asset - (gain/loss)                  -                 -
 MIS Expense                                -                 -
 Travel & Entertainment                     3                 6
 Other Variable Costs                     414               845
 Depreciation & Amortization              568             1,316
 Other Allocated Fixed Costs              321               614
 Other Fixed Costs                        150               271
                                      -------           -------
Cost of Goods Sold                      6,938            14,276

Gross Profit                              (68)               21

Plant SG&A Expense                         (3)               (3)
SG&A Expense - Allocation (Sched 1)       240               480
 Other Operating Expenses                   -                 -
                                      -------           -------
 Total Operating Expenses                 238               476

 Operating Profit                        (305)             (456)

 Outside Interest Income                    -                 -
 Outside Interest (Expense)                 -                 -
 Intercompany Interest Income               -                 -
 Intercompany Interest (Expense)         (163)             (341)
 Charges (From) Affiliates                  -                 -
 Charges To Affiliates                      -                 -
Income/Loss From European Operations

 Other Income/(Expense)                     -                 -
                                      -------           -------
 Total Non-Operating Expenses            (163)             (341)

 Income Before Income Taxes              (468)             (797)

 Income Tax Expense                         -                 4

                                      -------           -------
 Net Income                          ($   468)         ($   801)
                                      =======           =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                              November
                                              --------
Officer Compensation                        $   188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric,Phone)                     6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                            -----------
                                            $ 4,907,317
                                            ===========

Allocation:
Wagner Castings                             $  177,312
Northern Castings                               46,825
Ironton Iron                                         0
Lynchburg Foundry                              179,333
Columbus Foundry                               290,418
Wagner Havana                                        0
Intermet U.S. Holdings                         240,779
Cast-Matic Corp.                                76,250
Diversified Diemakers                          239,650
Ganton Technologies                            155,833
Tool Products                                  127,416
Intermet Corporation                         3,373,501
                                            ----------
Total                                       $4,907,317
                                            ==========

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEET AS OF 11-30-04

                                            CASE #04-67612
                                            --------------
                                             DIVERSIFIED
                                              DIEMAKERS
                                            --------------
Cash And Equivalents                         $      40
Accounts Receivable                             12,984
Short-Term Intercompany Receivables                  0
Inventories                                     10,813
Other Current Assets                               428
                                             ---------
   TOTAL CURRENT ASSETS                         24,265

Land and Buildings                              16,395
 Machinery & Equipment                          59,070
 Construction In Progress                          979
                                             ---------
 Total Fixed Assets                             76,444
 Accumulated Depreciation                      (40,167)
                                             ---------
    NET FIXED ASSETS                            36,277

 Investment In Subsidiaries                          0
Investment In European Operations                    0
 Long-Term Intercompany Receivables             42,724
 Deferred Taxes, Long-Term Asset                     0
 Other Assets                                        0
                                             ---------
    TOTAL ASSETS                             $ 103,266
                                             =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $     395
Wages and Salaries  (See schedule)                 478
Taxes Payable - (See schedule)                     213
                                             ---------
  TOTAL POST PETITION LIABILITIES                1,086

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                        0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                0
 Accrued Tax - State                                10
 Accrued Property Taxes                              0
 Accrued Workers Comp.                             985
 Accrued Payroll                                     0
Accrued Payroll Taxes

                                             ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         995

UNSECURED LIABILITIES
Accounts Payable                                 6,401
IDR Bonds                                            0
                                             ---------
TOTAL UNSECURED LIABILITIES                      6,401

OTHER LIABILITIES
Accrued Liabilities                              3,954
Short-Term Intercompany Payables                     0
Capital Leases                                       0
 Retirement Benefits                             1,122
 Deferred Taxes - Long-Term Liability                0
 Other Long-Term Liabilities                     1,704
 Long-Term Intercompany Payables                     0

                                             ---------
 TOTAL LIABILITIES                              15,262

Common Stock                                         0
Capital In Excess Of Par Value                 110,000
Retained Earnings - Prepetition                (21,195)
Retained Earnings - Post Petition                 (801)
Equity In European Operations                        0
Accumulated Translation Adjustment                   0
Minimum Pension Liability Adjustment                 0
Unearned Restricted Stock                            0
                                             ---------
TOTAL SHAREHOLDER EQUITY                        88,004
                                             ---------

 TOTAL LIABILITIES AND EQUITY                $ 103,266
                                             =========

PERIOD ENDED: 11-30-04         DIVERSIFIED DIEMAKERS, INC.        CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                Balance
                                       as of       Accrued /     Payments /    as of
                                     10/31/2004    Withheld       Deposits    11/30/04
                                     ----------   -----------    ----------   ---------
Income tax withheld: Federal         ($ 37,369)   ($  174,850)   $  163,540   ($ 48,678)
Income tax withheld: State             (11,837)       (55,147)       51,719     (15,265)
Income tax withheld: Local                   0              0             0           0
FICA Withheld                          (28,766)      (141,760)      130,199     (40,326)
Employers FICA                         (28,766)      (141,762)      130,201     (40,326)
Unemployment Tax: Federal                 (204)        (1,160)        1,057        (306)
Unemployment Tax: State                   (816)        (4,639)        4,229      (1,225)
All Other Payroll W/H                        0              0             0           0

State Taxes: Inc./Sales/Use/Excise       5,937         (5,921)        4,374       4,389
Property Taxes                         (47,861)       (38,289)      122,864      36,715

Workers Compensation                         0       (108,397)          343    (108,054)
                                     ---------    -----------    ----------   ---------

Total                                ($149,682)   ($  671,923)   $  608,528   ($213,077)

Wages and Salaries                    (483,071)    (1,320,425)    1,325,207    (478,290)
                                     ---------    -----------    ----------   ---------

Grand Total                          ($632,753)   ($1,992,348)   $1,933,735   ($691,366)
                                     =========    ===========    ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         Total        0-30 Days      30-60 Days  Over 60 Days
Accounts Payable                  $   395,250    $   395,250     $      0    $       0
Accounts Receivable               $12,983,513    $11,616,413     $581,950      785,150

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                    CASE # 04-67612
                                                            DIVERSIFIED DIE MAKERS (MONROE)
                          -----------------------------------------------------------------------------------------------------
      ACCOUNT TYPE        LOCKBOX 672976    DEPOSIT         AP          CHECKING      CHECKING     PR       BENEFITS    TOTAL
       ACCOUNT #            1851811313    3473589977     2176982854    5045182027    5970758593 2176983043  688486
        BANK                Comerica     Bank of America  Comerica   Bank of America  UMB Bank   Comerica   Bank One

BEGINNING BANK BALANCE             -         37,428               -     20,717           844             -        -      58,989
RECEIPTS                   5,634,860        422,341               -        809        18,200           114        -   6,076,324
TRANSFERS IN (CORPORATE)           -              -       1,318,026          -             -     1,157,289      650   2,475,965
DIP INFLOW                         -              -               -          -             -             -        -           -
DISBURSEMENTS                      -           (872)     (1,318,026)         -       (18,212)   (1,157,403)    (650) (2,495,163)
TRANSFERS OUT (CORPORATE) (5,634,860)      (441,841)              -          -             -             -        -  (6,076,701)
DIP REPAYMENT                      -              -               -          -             -             -        -           -
                          -----------------------------------------------------------------------------------------------------
ENDING BANK BALANCE                -         17,057               -     21,526           832            (0)       -      39,415

WIRES PAID FOR BY                                         2,254,518                                870,478            3,124,996
 CORPORATE
 CHECKS ISSUED                                            1,406,822
                                                         ----------
TOTAL DISBURSEMENTS
(SEE TOTAL DISBURSEMENTS
RECONCILIATION)                                          $3,661,340
                                                         ==========
OUTSTANDING CHECKS AS OF
OCTOBER 31                                                  219,927
VOIDED CHECKS OUTSTANDING
AS OF OCTOBER 31                                                  -
CHECKS ISSUED IN NOVEMBER                                 1,406,822
CHECK CLEARED IN NOVEMBER                                (1,318,026)
                                                         ----------

OUTSTANDING CHECKS AS OF
NOVEMBER 30 (SEE
OUTSTANDING CHECKLIST)                                   $  308,723
                                                         ==========

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
A & S PRINTING SERVICE                       $    12,630
A. RAYMOND INC                                     1,527
ABB INC.                                           1,535
ABBOTT SUPPLY LLC                                  1,747
ABEL OIL CO                                        2,128
ACHESON COLLOIDS COMPANY                           3,560
ADECCO EMPLOYMENT SERVICES                        22,125
ADRIAN SAUNDERS                                       13
AIR GAGE COMPANY                                     920
ALCOA INC.                                         9,920
ALLEGHENY COATINGS                                 1,242
ALRO MASCO ST. LOUIS                               2,230
AMACOR                                           141,700
AMERICAN METAL CHEMICAL CORP                         297
AMERICAN TANK & FABRICATING CO                    39,515
ANIXTER, INC.                                        174
APPLEBEE TREE FLOWERS & GIFTS                        147
AROBOTECH SYSTEMS INC                              1,121
AT&T                                                  74
ATMOS ENERGY                                       3,128
AUTOMATIC DATA PROCESSING                            486
AWERKAMP MACHINE CO.                               2,059
AYERS OIL CO.                                        378
B.C. MacDONALD & COMPANY                             965
BANK OF AMERICA                                    7,107
BDC, INC.                                          1,003
BELL-MARK SALES COMPANY                               75
BENT TUBE, INC.                                    4,500
BFI QUINCY                                         1,349
BIJUR LUBRICATING CORPORATION                        290
BLEIGH READY MIX CO.                                 956
BLICK'S CONSTRUCTION CO., INC.                    11,700
BOBBI HUDSON                                          11
BODLE DIAMOND INDUSTRIES                              82
BRAHLER'S TRUCKERS SUPPLY INC                        567
BUCKMAN'S CONVENIENCE STORE                        1,422
CALIFORNIA INDUSTRIAL PRODUCTS                    23,847
CAMCAR TEXTRON                                    28,091
CANFIELD & JOSEPH, INC.                            1,334
CAPE ELECTRICAL SUPPLY, INC.                       3,979
CARL HAYS (employee)                                  30
CAROLYN A. GRAINGER                                  210
CARRIE MILLER                                         40
CASTING EQUIPMENT & SUPPLY                         1,093
CENTRAL WELDING SUPPLIES, INC.                    18,249
CENTURYTEL                                         8,249
CENTURYTEL OF SOUTHWEST MO                            78
CG TECH                                              675
CHARLES KING                                         108

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
CHARLIE SMOOT (employee)                           113
CHEM-TREND INCORPORATED                          7,380
CHINN ENTERPRISES, LLC                          19,092
CHRISTY REFRACTORIES COMPANY                     1,920
CITY OF MONROE CITY                            103,911
CITY OF SHELBINA                                   190
CLAUDE HAWKINS                                      13
COGSDILL ENTERPRISES  INC                          141
COMETALS                                        46,637
COMPUTER SHOPPER                                    25
CONCEPT PACKAGING GROUP                            407
CONTAINER DISTRIBUTERS INC                      12,156
CONTROL-AIR, INC.                                2,448
CRESCENT ELECTRIC SUPPLY CO                        308
CREST PRODUCTS INC                               4,274
CROWN LINEN SERVICE, INC.                        2,013
DALE ASKEY                                          13
DAN FOSTER (employee)                               46
DANA CORPORATION                               453,530
DATA IMAGING SUPPLIES                              796
DAVIS TOOL & DIE                                95,063
DCT INDUSTRIAL SUPPLY                              361
DEAD SEA MAGNESIUM LTD                         274,256
DEBBY SHIVELY (employee)                            30
DIEMER & ASSOCIATES                              3,243
DISA GOFF, INC.                                    274
DIVERSIFIED DIEMAKERS(employee related)         20,749
D-M-E                                              203
DON HAYS (employee)                              5,028
EASTERN ALLOYS                                 183,034
EFC INTERNATIONAL                                5,327
E-JAY THERMO PRODUCTS, INC.                        317
ELECTRICAL SOUTH LP                                470
ELECTROCHEM, INC. OF MO                          1,829
ELECTRODES, INC.                                 1,195
ENGINEERED FINISING CORP                           868
ENGINEERED LUBRICANTS CO.                       20,615
ENGINEERED PRODUCTS                              2,775
ENGINEERED SALES                                    14
ESTES FREIGHT                                      158
FANUC ROBOTICS NORTH AMERICA                    10,180
FASTENAL COMPANY                                 1,876
FedEx                                            2,318
FLO-PRODUCTS COMPANY                               290
FRANK FLORI EQUIPMENT CO.                           76
FRENCH GERLEMAN ELECTRIC CO.                    18,242
FREUDENBERG - NOK                               13,037
G.S. ROBINS AND COMPANY                          2,536
GARFIELD ALLOYS, INC.                            7,329
GARY SHOEMAKER                                      13

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
GARY WILLIAMSON                                     65
GATEWAY METALS INC.                              7,224
GATEWAY METALS INC.                                388
GDC, INC.                                        1,569
GE CAPITAL                                       4,110
GEOLOGISTICS AMERICAS INC                        2,453
GRAINGER                                         7,158
GREAT CENTRAL LUMBER COMPANY                        25
GREG COOPER                                        366
HAGERMAN & COMPANY, INC.                            83
HANNIBAL BOARD OF PUBLIC WORKS                  27,739
HANNIBAL CLINIC INC                                100
HANNIBAL REGIONAL HOSPITAL                         110
HAROLD BAKER JR                                    147
HARTWIG, INC.                                    1,047
HEINTZ ELECTRIC COMPANY                            201
HELCO PRECISION TOOLS & GAGES                      557
HENKEL LOCTITE CORPORATION                         570
HTE TECHNOLOGIES                                14,211
iCONNECT                                           668
IDG USA, LLC                                    15,080
IDRAPRINCE, INC.                                   109
ILLINI ENVIRONMENTAL INC.                       10,776
INDUSTRIAL FINISHING SERVICES                   17,568
INDUSTRIAL STRAINER COMPANY                      2,189
INTECH EDM                                         686
INTERCIM CORPORATION                             6,703
INTERTECH DEVELOPMENT CO.                          385
INT'L SURFACE PREPARTION CORP                    6,131
IOSSO METAL PROCESSES                              650
IOWA MACHINERY & SUPPLY                          1,350
JACK THORNBURG (employee)                          186
JACKSON BROS-HEARTLAND                           2,446
JANE BRIDGMAN                                       75
JASON DENT                                          73
JASON STARK (employee)                              15
JENZANO, INC.                                       51
JIM HARDWICK                                        20
JOE MC CLURE (employee)                             82
JOHN HENRY FOSTER CO.                            1,144
KAMAX GB DUPONT LP                               2,866
KEITH DELASHMUTT                                    75
KENNY'S SERVICE CENTER                              23
KENT WILSON                                         35
KEVIN PETERS (employee)                             13
KEYENCE CORP OF AMERICA                          2,034
KEYSTONE POWDERED METAL                          2,901
KEYSTONE POWDERED METAL                         20,423
KOMAR SCREW CORP.                                1,882
KONIECZNY TOOL & DIE                            14,370

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
L.N. BROSS                                       8,881
LAURA CLOW (employee)                               53
LEANDER LUBRICANTS                                 471
LINDA STUTHEIT                                      42
LISA SHIVELY                                        33
LISA YAGER                                          17
LOWRY COMPUTER PRODUCTS INC                      3,472
LUBY EQUIPMENT SERVICES                          2,091
MALCOM CO                                        1,095
MANPOWER                                        10,881
MARK ADAMS                                          17
MARK TWAIN SUPPLY CO.                            8,056
MARK UTTERBACK (employee)                           21
MARK YAGER (employee)                              149
MARLIN REAGAN (employee)                            36
MARTIN'S TRUE VALUE HARDWARE                       137
MARTY ALBERTY                                       40
MARVEL ENGINEERING COMPANY                         157
MAZAK CORPORATION MIDWEST                        1,583
MC MACHINERY SYSTEMS, INC.                          87
MERRICK MACHINERY CO.                              628
METAMAG INC.                                     5,310
MFA OIL CO.                                      2,176
MID-AMERICAN PROD. INC                          14,555
MIDLAND INDUSTRIES, INC.                        88,943
MIDVALE INDUSTRIES, INC.                         1,743
MIKE BICHSEL (employee)                            894
MIKE CHURCH (employee)                              57
MINIATURE PRECISION COMPONENTS                   2,235
MISSOURI DEPARTMENT OF REVENUE                      54
MO. DEPT. OF TRANSPORTATION                      5,207
MONROE AUTO PARTS                                  999
MONROE CITY SHELTER WORK SHOP                   17,637
MONROE TIRE & BATTERY                              308
MOTION INDUSTRIES, INC                          12,131
MSC INDUSTRIAL SUPPLY CO.                        2,682
MUNICIPAL TOOL & MACHINERY CO                    3,293
MUNROE MATERIAL HANDLING                         2,048
MVI, INC.                                          299
NALCO COMPANY                                    1,713
NATIONAL KARD                                      172
NEFF POWER INC.                                  3,125
NEWARK INONE                                       971
NORSK HYDRO CANADA INC                         147,249
ONEOK ENERGY MARKETING COMPANY                  70,900
PALMYRA BOARD OF PUBLIC WORKS                   13,542
PALMYRA CARQUEST                                   126
PALMYRA HARDWARE                                    55
PAT KENDRICK (employee)                             59
PAULO PRODUCTS CO.                               2,075

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
PENN TOOL CO.                                      540
PERRY MACHINE AND DIE INC.                      98,491
PHELPS ASSOCIATES, INC.                            427
PRECISION DEBURRING & SANDING                    6,271
PRECISION INTERNATIONAL CORP.                      305
PROMESS INCORPORATED                             1,479
PRUDENTIAL INSURANCE                            12,746
PURCHASE PARTNERS                                3,672
QWEST COMMUNICATIONS                             5,369
R.L. WEISHEIMER & ASSOC.                           927
RADCO INDUSTRIES                                 7,406
RADLEY CORPORATION                               1,406
RAMAIR                                             139
RC MACHINE, INC.                                 1,122
RELIABLE TEMPS INC.                                397
RELIABLE TERMITE & PEST CTRL.                    1,239
REMACOR, INC.                                   15,331
RENEA CULLER                                       215
RES MANUFACTURING COMPANY                      122,406
RIBACK SUPPLY CO.                                  808
RICH GREEN                                          65
RICHARD FEITH                                        5
RICHARD GREENE CO.                                 264
RICHARDS ELECTRIC MOTOR CO.                      1,140
RIMROCK                                          1,767
ROBERTS LOADING DOCK & EQUIP.                       35
ROBEY BUILDING SUPPLY, INC.                        212
ROCHESTER TOOL & CUTTER                            524
RONNIE BERRY (employee)                             12
ROTOR CLIP CO INC                                4,183
RUDOLPH BROS & CO                                5,025
RUSTIC OAK CABIN RESTAURANT                      5,464
SBC                                                 67
SCOTT RICKARD                                       65
SCOTT SPECIAL TOOLS, INC.                        4,053
SCOTT WILLIAMS (employee)                          635
SEALCRAFT, INC.                                  1,470
SEARS COMMERCIAL ONE                               318
SEMBLER CORP.                                   24,947
SEMBLEX CORP.                                      736
SHANNAHAN CRANE & HOIST, INC.                      331
SHARP BROS. INC                                  1,150
SHARPER EDGE CUSTOM POLISHING                    1,540
SHELLY BICHSEL (employee)                           75
SHERYL HAYS (employee)                             202
SLIDEMATIC PRODUCTS COMPANY                      5,950
SNELLING 10281                                     297
SODICK, INC.                                       135
SOUTHWESTERN BELL                                  407
SPAN de MEXICO                                     700

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
NOVEMBER 2004

                VENDOR                   TOTAL DISBURSEMENTS
                ------                   -------------------
SPAN MANUFACTURING                                 1,455
SPECIALTY BLUPRINT d.b.a. SDI                        220
SPECTRA COMMUNICATIONS GROUP                         338
SPECTRO ALLOYS CORP                              216,400
SPHERION CORPORATION                               4,935
SPINCRAFT                                            606
STERLING, INC.                                       640
STRIPMATIC PRODUCTS INC                            1,606
SUNNEN PRODUCTS COMPANY                            1,129
SUNNEX                                                64
SUNSOURCE                                          2,648
SYMMCO, INCORPORATED                              12,773
T.F. EHRHART COMPANY                                 236
TAYLOR IND SERVICES HPM DIV.                          99
TELESIS TECHNOLOGIES INC                             213
TENNANT                                              460
THE DRAWING BOARD INC.                               115
THE EPOCH GROUP, L.C.                                360
THE SU-DAN COMPANY                                 2,625
THREE BOND INTERNATIONAL INC.                      5,212
THYSSEN SPECIALTY STEELS                             812
TIC-MS, INC.                                         401
TIEMANN INDUSTRIAL SUPPLY                            160
TIMKEN US CORPORATION                             52,216
TINNERMAN PALNUT ENGINEERED                       18,230
TOM DEITZMAN (employee)                               45
TOOLING ASSOCIATES                                   944
TOYOTA TSUSHO AMERICA INC                         46,949
TRANSPORT TOPICS                                      99
U.S. MAGNESIUM, LLC                              545,532
UGS                                                   22
UNISOURCE WORLDWIDE INC.                          57,444
VICTORY PACKAGING                                  6,896
VISI-TRAK WORLDWIDE, LLC                           1,729
VONTHUN POWERWASHING                                 800
WES BEGLEY                                            75
WESBELL DEDICATED ASSEMBLY LTD                     3,172
WES-TECH INC.                                        455
WESTHOFF                                             141
WEYERHAEUSER COMPANY                               2,559
WHITLAM LABEL CO.                                    216
WIESE PLANNING & ENGINEERING                      10,612
WILCO FAST BREAK                                     540
WILLIAM A KIBBE & ASSOCIATES                         360
WILLIAMS EQUIPMENT & ELECTRIC                          9
WINK'S LAWN SERVICE                                4,413
WISE EL SANTO CO., INC.                            2,490
                                             -----------
TOTALS                                       $ 3,661,340
                                             ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 11/30/04

MONROE - NOVEMBER BANK RECONCILIATION

Bank Balance                                   $         -

Actual Outstanding AP Checks       308,722.76
Actual Outstanding Payroll Checks  153,483.81
                                   ----------
Total Outstanding Checks                        462,206.57

Unadjusted GL Balance                           462,074.77
                                               -----------

Unreconciled Difference                        $    131.80
                                               ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

CHECK                DATE                OUTSTANDING
337183             10/5/2004            $     45.00
337521            10/29/2004                  20.15
337646             11/5/2004                  56.72
337674             11/5/2004                  35.76
337705             11/5/2004                   5.00
337743             11/8/2004                  51.55
337789            11/11/2004                 158.49
337808            11/12/2004               8,535.38
337810            11/12/2004                 174.46
337812            11/12/2004                  10.88
337818            11/12/2004               3,367.09
337869            11/12/2004               3,262.00
337870            11/12/2004               2,201.85
337916            11/16/2004                 341.24
337930            11/17/2004                 454.88
337932            11/17/2004                  70.94
337936            11/17/2004                 402.34
337939            11/17/2004                 330.63
337942            11/17/2004                 749.99
337950            11/18/2004                 648.39
337957            11/18/2004                 235.92
337981            11/19/2004               1,395.00
337992            11/19/2004                  13.12
337994            11/19/2004                 107.69
338000            11/19/2004               2,445.84
338002            11/19/2004                  15.00
338015            11/19/2004               1,966.53
338016            11/19/2004                  27.56
338020            11/19/2004                 164.19
338021            11/19/2004                  49.82
338023            11/19/2004                 426.63
338030            11/19/2004               1,470.00
338037            11/19/2004                 360.00
338039            11/19/2004                  99.00
338041            11/19/2004                 619.92
338050            11/22/2004               9,065.76
338059            11/22/2004               3,264.20
338060            11/22/2004               1,725.76
338062            11/22/2004               1,479.00
338065            11/22/2004                 125.00
338068            11/23/2004                 112.61
338069            11/23/2004                  64.00
338070            11/23/2004                 544.00
338071            11/23/2004                 775.84
338076            11/24/2004              76,613.00
338079            11/24/2004                 920.00
338082            11/24/2004                 147.16
338083            11/24/2004               1,615.55
338084            11/24/2004                 377.61
338085            11/24/2004                 965.13
338087            11/24/2004                  75.21
338088            11/24/2004               1,348.96
338089            11/24/2004                 329.47

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
OUTSTANDING CHECK LIST

CHECK                DATE               OUTSTANDING
338090            11/24/2004             11,700.00
338091            11/24/2004                137.50
338096            11/24/2004                 45.00
338097            11/24/2004              7,380.00
338099            11/24/2004                 24.97
338100            11/24/2004                559.73
338101            11/24/2004                307.66
338102            11/24/2004                459.71
338104            11/24/2004                 12.75
338105            11/24/2004                136.83
338106            11/24/2004                316.83
338107            11/24/2004                469.60
338109            11/24/2004                289.99
338111            11/24/2004                 64.52
338112            11/24/2004                 92.10
338113            11/24/2004                 14.49
338114            11/24/2004                240.47
338115            11/24/2004                201.47
338116            11/24/2004                300.00
338118            11/24/2004              2,000.00
338119            11/24/2004              1,725.76
338120            11/24/2004                819.02
338121            11/24/2004                 75.00
338122            11/24/2004                 20.00
338123            11/24/2004                 24.00
338126            11/24/2004             14,370.00
338127            11/24/2004              3,164.80
338128            11/24/2004                 32.50
338129            11/24/2004                 86.81
338130            11/24/2004              2,296.14
338132            11/24/2004                136.73
338133            11/24/2004                157.11
338136            11/24/2004                142.58
338137            11/24/2004                 16.20
338138            11/24/2004                328.47
338139            11/24/2004                 67.64
338140            11/24/2004                171.96
338141            11/24/2004                248.77
338142            11/24/2004                 54.56
338143            11/24/2004                 58.88
338144            11/24/2004             14,370.30
338145            11/24/2004              3,135.36
338146            11/24/2004              3,672.00
338147            11/24/2004                138.87
338148            11/24/2004                215.00
338149            11/24/2004                 87.64
338151            11/24/2004                 64.55
338152            11/24/2004                254.30
338153            11/24/2004                 56.25
338154            11/24/2004                135.19
338155            11/24/2004                350.00
338156            11/24/2004              1,114.72
338157            11/24/2004                280.86
338158            11/24/2004                640.05
338159            11/24/2004                236.07

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
OUTSTANDING CHECK LIST

CHECK                DATE               OUTSTANDING
338160            11/24/2004                 98.81
338161            11/24/2004                114.70
338162            11/24/2004                 82.82
338163            11/24/2004                943.81
338164            11/24/2004                800.00
338165            11/24/2004                141.16
338167            11/24/2004                876.38
338168            11/24/2004                483.96
338169            11/24/2004                  8.81
338170            11/24/2004              1,471.00
338171            11/24/2004                791.32
338172            11/29/2004              5,214.07
338173            11/29/2004                544.00
338178            11/29/2004                883.88
338179            11/29/2004              1,412.31
338180            11/29/2004                567.35
338181            11/29/2004              1,828.50
338182            11/29/2004                250.00
338183            11/29/2004              1,369.50
338184            11/29/2004              4,109.98
338185            11/29/2004              3,252.96
338186            11/29/2004              1,599.23
338187            11/29/2004              1,909.69
338188            11/29/2004              2,000.00
338189            11/29/2004                294.72
338190            11/29/2004                128.06
338191            11/29/2004              5,310.00
338192            11/29/2004             14,555.32
338193            11/29/2004              3,409.88
338194            11/29/2004                283.99
338195            11/29/2004                559.72
338196            11/29/2004              1,406.25
338197            11/29/2004              1,239.00
338198            11/29/2004                 60.00
338199            11/29/2004              4,182.75
338200            11/29/2004                212.16
338201            11/29/2004                826.88
338202            11/29/2004              1,455.00
338203            11/29/2004             12,772.92
338204            11/29/2004              2,023.52
338205            11/30/2004                865.05
338206            11/30/2004                220.00
338211            11/30/2004                297.00
338212            11/30/2004                351.96
338213            11/30/2004              4,500.00
338214            11/30/2004                 43.50
338215            11/30/2004              5,678.35
338216            11/30/2004              1,862.90
338217            11/30/2004                868.90
338218            11/30/2004              1,725.76
338219            11/30/2004              2,950.00
338220            11/30/2004                685.69
338221            11/30/2004                471.35
338222            11/30/2004                 78.42
338223            11/30/2004                384.56

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
OUTSTANDING CHECK LIST

CHECK                DATE               OUTSTANDING
338224            11/30/2004                3,024.00
338225            11/30/2004                  709.98
338226            11/30/2004                1,162.00
                                        ------------

Outstanding Checks                      $ 308,722.76
                                        ============

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.    Capacity:     ___       Shareholder
      Case Number:  04-67612                       ___       Officer
                                                   ___       Director
                                                   ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly      or      Monthly

                                   _______             ________

CURRENT BENEFITS PAID:             Weekly      or      Monthly

       Health Insurance            _______             ________

       Life Insurance              _______             ________

       Retirement                  _______             ________

       Company Vehicle             _______             ________

       Entertainment               _______             ________

       Travel                      _______             ________

       Other Benefits              _______             ________

       Total Benefits              _______             ________

CURRENT OTHER BENEFITS PAID:       Weekly      or      Monthly

       Rent Paid                   _______             ________

       Loans                       _______             ________

       Other (Describe)            _______             ________

       Other (Describe)            _______             ________

       Other (Describe)            _______             ________

       Total Other Payments        _______             ________

CURRENT TOTAL OF ALL PAYMENTS:     Weekly      or      Monthly

                                   _______             $      0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

        Intermet Corporation and Subsidiaries        Diversified Diemakers, Inc.
           Schedule of In-Force Insurance            Case Number: 04-67612

POLICY COVERAGE          CARRIER          POLICY PERIOD
-----------------     -------------      ----------------
Property                      Lloyds     11/1/04-11/01/05
Boiler/Machine              Hartford     11/1/04-11/01/05
Cargo                 Fireman's Fund     11/1/04-11/01/05
Truck Cargo           Fireman's Fund     11/1/04-11/01/05

Aviation                       USAIG     11/1/04-11/01/05

Fiduciary                   St. Paul     11/1/04-11/01/05

Primary D&O                 St. Paul     11/1/04-11/01/05
Excess D&O                     Chubb     11/1/04-11/01/05
Side A                  Platte River     11/1/04-11/01/05

Crime                           Gulf     11/1/04-12/1/04

General Liability     Liberty Mutual     11/1/04-12/22/04
Umbrella              National Union     11/1/04-12/22/04

Work Comp             Liberty Mutual     11/1/04-12/22/04
Excess Work Comp      Liberty Mutual     11/1/04-12/22/04

Auto                  Liberty Mutual     11/1/04-12/22/04

Foreign (DIC)         Liberty Mutual     11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67600
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.                   )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X      Operating Statement                    (Form 2)

      X      Balance Sheet                          (Form 3)

      X      Summary of Operations                  (Form 4)

      X      Monthly Cash Statement                 (Form 5)

      X      Statement of Compensation              (Form 6)

      X      Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                       YES  X           NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                       YES  X           NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                       YES  X           NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                       YES  X           NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                       YES  X           NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004              /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

INTERMET CORP. AND SUBSIDIARIES
OPERATING STATEMENT
FOR THE MONTH ENDED 11-30-04
($000'S)

                                                    CASE #04-67612
                                                        GANTON
                                                     TECHNOLOGIES
                                          ------------------------------------
                                          CURRENT MONTH     TOTAL SINCE FILING
                                          -------------     ------------------
Net Sales                                    $ 6,070              $ 13,904

Cost of Goods Sold

Materials and Freight                          1,621                 3,406
Wages - Hourly                                 1,565                 3,405
Wages-Salary                                     581                 1,170
Employee Benefits and Pension                  1,070                 2,264
 Repairs & Maintenance                            71                   291
Supplies                                         377                   658
Utilities                                        345                   692
Purchased Components/Services                    875                 1,842
Income(loss) from Pattern Sales                 (641)                 (731)
 Fixed Asset - (gain/loss)                         -                     -
 MIS Expense                                       7                    19
 Travel & Entertainment                            9                    27
 Other Variable Costs                            204                   355
 Depreciation & Amortization                     414                   871
 Other Allocated Fixed Costs                       -                     -
 Other Fixed Costs                               169                   374
                                            --------             ---------
Cost of Goods Sold                             6,668                14,644

Gross Profit                                    (597)                 (739)

Plant SG&A Expense                                22                    43
SG&A Expense - Allocation (Sched 1)              156                   312
 Other Operating Expenses                       (102)                  (91)
                                            --------             ---------
 Total Operating Expenses                         76                   264

 Operating Profit                               (673)               (1,003)

 Outside Interest Income                           -                     -
 Outside Interest (Expense)                        -                     -
 Intercompany Interest Income                      -                     -
 Intercompany Interest (Expense)                 (79)                 (159)
 Charges (From) Affiliates                         -                     -
 Charges To Affiliates                             -                     -
Income/Loss From European Operations
 Other Income/(Expense)                            -                     -
                                            --------             ---------
 Total Non-Operating Expenses                    (79)                 (159)

 Income Before Income Taxes                     (752)               (1,162)

 Income Tax Expense                               13                    27
                                            --------             ---------
 Net Income                                 ($   765)            ($  1,189)
                                            ========             =========

INTERMET CORP AND SUBSIDIARIES                                    SCHEDULE 1
CORPORATE SELLING, GENERAL AND ADMINISTRATIVE COSTS               (NOVEMBER)
(ALLOCATION OF CORPORATE COSTS TO FILING ENTITIES)

                                     NOVEMBER
                                   ------------
Officer Compensation               $    188,750
Salary Expense other Employees        1,017,948
Employee Benefits and Pension           132,427
Payroll Taxes                            38,495
Other Taxes                              759.01
Rent and Lease Expense                  175,759
Interest Expense
Insurance                                37,552
Automobile and Truck Expense             18,167
Utilities(Gas Electric,Phone)             6,437
Depreciation                             88,493
Travel and Entertainment                 50,237
Repairs and Maintenance                  65,952
Advertising/Promotion                       258
Supplies, Office Expense                 25,936

OTHER:

Contributions                                 0
Professional Fees - Audit/Tax           131,192
Bank Fees                                19,003
Public Reporting Fees                    16,000
Employee Relocation/Training              1,880
Data Processing                          33,902
Dues and Subscriptions                   12,683
Outside Services                        135,172
Project Development Costs net of         64,668
Billings
Director Fees                            25,333
Miscellaneous                             2,896
Professional Fees - Bankruptcy        2,790,154
Cost Allocation - Out                  (172,737)
                                   ------------
                                   $  4,907,317
                                   ============

Allocation:

Wagner Castings                    $    177,312
Northern Castings                        46,825
Ironton Iron                                  0
Lynchburg Foundry                       179,333
Columbus Foundry                        290,418
Wagner Havana                                 0
Intermet U.S. Holdings                  240,779
Cast-Matic Corp.                         76,250
Diversified Diemakers                   239,650
Ganton Technologies                     155,833
Tool Products                           127,416
Intermet Corporation                  3,373,501
                                   ------------
Total                              $  4,907,317
                                   ============

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEET AS OF 11-30-04

                                                    CASE #04-67612
                                                    --------------
                                                        GANTON
                                                     TECHNOLOGIES
                                                    --------------
Cash And Equivalents                                $      36
Accounts Receivable                                    12,019
Short-Term Intercompany Receivables                        24
Inventories                                             7,977
Other Current Assets                                    1,667
                                                    ---------
     TOTAL CURRENT ASSETS                              21,723

Land and Buildings                                     12,042
 Machinery & Equipment                                 42,095
 Construction In Progress                                 831
                                                    ---------
 Total Fixed Assets                                    54,968
 Accumulated Depreciation                             (28,031)
                                                    ---------
     NET FIXED ASSETS                                  26,937

 Investment In Subsidiaries                                 0
Investment In European Operations                           0
 Long-Term Intercompany Receivables                     6,493
 Deferred Taxes, Long-Term Asset                            0
 Other Assets                                              54
                                                    ---------
     TOTAL ASSETS                                   $  55,207
                                                    =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                    $   1,423
Wages and Salaries (See schedule)                         676
Taxes Payable - (See schedule)                            507
                                                    ---------
   TOTAL POST PETITION LIABILITIES                      2,606

SECURED LIABILITIES:

SECURED BANK DEBT & IDR BONDS                               0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                       0
 Accrued Tax - State                                       13
 Accrued Property Taxes                                   118
 Accrued Workers Comp.                                  1,148
 Accrued Payroll                                            0
Accrued Payroll Taxes
                                                    ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              1,279

UNSECURED LIABILITIES
Accounts Payable                                        9,844
IDR Bonds                                                   0
                                                    ---------
TOTAL UNSECURED LIABILITIES                             9,844

OTHER LIABILITIES

Accrued Liabilities                                     5,570
Short-Term Intercompany Payables                           35
Capital Leases                                              0
 Retirement Benefits                                     (248)
 Deferred Taxes - Long-Term Liability                       0
 Other Long-Term Liabilities                                0
 Long-Term Intercompany Payables                        1,889
                                                    ---------
 TOTAL LIABILITIES                                     20,975

Common Stock                                                0
Capital In Excess Of Par Value                        160,000
Retained Earnings - Prepetition                      (124,579)
Retained Earnings - Post Petition                      (1,189)
Equity In European Operations                               0
Accumulated Translation Adjustment                          0
Minimum Pension Liability Adjustment                        0
Unearned Restricted Stock                                   0
                                                    ---------
TOTAL SHAREHOLDER EQUITY                               34,232

                                                    ---------
 TOTAL LIABILITIES AND EQUITY                       $  55,207
                                                    =========

PERIOD ENDED: 11-30-04        GANTON TECHNOLOGIES (RACINE)        CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                   Balance
                                       as of       Accrued /    Payments /        as of
                                     10/31/2004    Withheld      Deposits      11/30/2004
                                    -----------   -----------   -----------   -----------
Income tax withheld: Federal         $        0   ($  184,661)  $   184,661    $        0
Income tax withheld: State                    0       (92,167)       92,167             0
Income tax withheld: Local                    0             0             0             0
FICA Withheld                                 0      (130,322)      130,322             0
Employers FICA                                0      (130,322)      130,322             0
Unemployment Tax: Federal                     0           (65)           65             0
Unemployment Tax: State                       0          (675)          675             0
All Other Payroll W/H                         0             0             0             0

State Taxes: Inc./Sales/Use/Excise       (7,331)       (7,406)            0       (14,737)
Property Taxes                          (12,501)      (12,501)            0       (25,002)

Workers Compensation                   (306,729)     (100,000)       (5,057)     (411,786)
                                    -----------   -----------   -----------   -----------
Total                               ($  326,562)  ($  658,120)  $   533,156   ($  451,525)

Wages and Salaries                     (519,487)     (443,823)      358,884      (604,425)
                                    -----------   -----------   -----------   -----------
Grand Total                         ($  846,048)  ($1,101,943)  $   892,041   ($1,055,950)
                                    ===========   ===========   ===========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total     0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                $  889,396  $   434,544  $  454,852    $        0
Accounts Receivable             $9,014,353  $ 4,983,730  $1,397,149    $2,633,474

PERIOD ENDED: 11-30-04      GANTON TECHNOLOGIES (PULASKI)         CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                              Balance
                                      as of     Accrued /   Payments /     as of
                                    10/31/2004   Withheld    Deposits    11/30/2004
                                    ---------   ---------   ---------    ---------
Income tax withheld: Federal        ($  7,674)  ($ 53,669)  $  51,936    ($  9,407)
Income tax withheld: State                  0           0           0            0
Income tax withheld: Local                  0        (364)        364            0
FICA Withheld                          (5,418)    (36,524)     34,723       (7,218)
Employers FICA                         (5,418)    (36,424)     34,623       (7,218)
Unemployment Tax: Federal                 (79)       (291)        311          (59)
Unemployment Tax: State                  (625)     (2,362)      2,510         (477)
All Other Payroll W/H                       0           0           0            0

State Taxes: Inc./Sales/Use/Excise     (6,000)     (6,000)          0      (12,000)
Property Taxes                         (8,466)          0           0       (8,466)

Workers Compensation                   (9,833)          0           0       (9,833)
                                    ---------   ---------   ---------    ---------

Total                               ($ 43,512)  ($135,633)  $ 124,467    ($ 54,678)

Wages and Salaries                    (50,533)   (356,765)    335,859      (71,439)
                                    ---------   ---------   ---------    ---------

Grand Total                         ($ 94,045)  ($492,398)  $ 460,327    ($126,116)
                                    =========   =========   =========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total     0-30 Days    30-60 Days  Over 60 Days
Accounts Payable                 $  533,487   $  310,203   $  223,285   $        0
Accounts Receivable              $3,656,330   $2,204,713   $  507,662   $  943,954

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                           CASE # 04-67600
                                                                     GANTON TECHNOLOGIES (RACINE)
                                 ---------------------------------------------------------------------------------------------------
      ACCOUNT TYPE                 LOCKBOX 673025    DEPOSIT           AP       PR (HOURLY)   PR (SALARY)  GROUP HEALTH
       ACCOUNT #                     1851812055     5800062522     2176982961   2176983118     217698283    2176982862
          BANK                        Comerica       Lasalle        Comerica     Comerica      Comerica      Comerica       TOTAL
BEGINNING BANK BALANCE                        -             -               -            -            -            -              -
RECEIPTS                              4,485,819       327,022               -            -            -            -      4,812,840
TRANSFERS IN (CORPORATE)                      -         1,000       1,020,274    1,488,165      196,817       11,799      2,718,055
DIP INFLOW                                    -             -               -            -            -            -              -
DISBURSEMENTS                                 -          (546)     (1,020,274)  (1,488,165)    (196,817)     (11,799)    (2,717,601)
TRANSFERS OUT (CORPORATE)            (4,485,819)     (330,741)              -            -            -            -     (4,816,560)

DIP REPAYMENT                                 -             -               -            -            -            -              -
                                     ----------      --------     -----------   ----------     --------      -------     ----------
ENDING BANK BALANCE                           -        (3,265)              -            -            -            -         (3,265)

WIRES PAID FOR BY CORPORATE                                         2,138,993      201,145                                2,340,138
CHECKS ISSUED                                                       1,006,485
                                                                  -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $ 3,145,478
                                                                  ===========

OUTSTANDING CHECKS AS OF OCTOBER 31                                   267,904
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                  -
CHECKS ISSUED IN NOVEMBER                                           1,006,485
CHECK CLEARED IN NOVEMBER                                          (1,020,274)
                                                                  -----------
OUTSTANDING CHECKS AS OF NOVEMBER 30 (SEE OUTSTANDING CHECKLIST)  $   254,115
                                                                  ===========

GANTON TECHNOLOGIES, INC. (RACINE)  CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                             TOTAL DISBURSEMENTS
       ------                             -------------------
AA ELECTRIC                               $      1,185
ABC BOX CO                                       3,695
ABITZ LOADING DOCK                               2,106
ACCOUNTEMPS                                     26,383
ADA METAL PRODUCTS                               6,299
ADT SECURITY SYSTEMS                               960
ADVANCE HYDRAULICS I                                64
ADVANCED WASTE SERVI                             2,392
AL PETERSEN                                         16
ALCOA FUJIKURA LTD.                              3,929
ALL FASTENERS, INC.                                635
ALL TOOL SALES INC.                                 56
ALL WORLD MACHINERY                                132
ALLTHERM SERVICES IN                               587
ALUMINUM RESOURCES I                            52,385
ALVAN MOTOR FREIGHT, INC.                           87
AMERICAN ANALYTICAL                                388
AMERICAN CA$H-2-GO                                  83
AMERICAN CHEMICAL                                7,899
AMERICAN ENTERPRISE                              5,492
AMERICAN GENERAL FINANCE                           178
AMERICAN INDUSTRIAL                              9,146
AMERICREDIT FINANCIAL                              400
AMERIGAS - FRANKSVIL                             3,600
ANDERSON PUMP & PROC                               148
ARCH WIRELESS                                       93
AT & T                                           2,126
AT&T-UNIVERSAL BILLE                             1,302
AUTOMATIC DATA PROCE                             9,028
AUTOMOTIVE CONTAINME                             2,375
BEN LOCKMAN                                        502
BEST ENGINEERING CO.                            12,173
BOSTON MUTUAL LIFE                               4,090
BOULEVARD PROPERTIES LLC                           821
BROWN AND SHARPE                                   640
BRUCE COMPANY                                      867
BUELL AUTOMATICS INC                             7,163
C & C ENTERPRISES, I                               306
CAMCAR DIVISON OF TE                             5,491
CASTOOL TOOLING SOLU                               250
CHAPTER 13 TRUSTEE                               4,181
CHEMTOOL INCORPORATE                             5,488
CITI FINANCIAL                                     260
COMTECH MFG./ESTON M                             5,238
CONCENTRA MEDICAL CENTERS                           32
CON-WAY TRANSPORTATION                              88
CO-OPERATIVE CREDIT UNION                       63,874
CORPORATE EXPRESS                                  125
CREATIVE FOAM CORPOR                             5,103

GANTON TECHNOLOGIES, INC. (RACINE)  CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                             TOTAL DISBURSEMENTS
       ------                             -------------------
CREST PRODUCTS INC.                             22,280
D.M.E. COMPANY                                     324
DANA CORPORATION                               353,799
DENTALBLUE                                       6,784
DEPT OF CORRECTIONS                                200
DIRECT DENTAL SERVICE                           27,475
DIVERSIFIED PRINTING                               217
DIVERSIFIED TOOLING                                680
DON MITCHELTREE                                     55
DONALDSON COMPANY                                3,011
DONNA GERARDIN                                   1,725
DWD-UI COLLECTION SECTION                           92
E.L. SIMETH CO. INC.                               802
EASTERDAY OFFICE                                   893
ELCO TEXTRON INC                                 8,907
ENVIRONMENTAL RESOURCE                              15
EXECUTIVE CONSULTING INC.                        2,081
EYE CARE OF WISCONSIN INC                          741
FELIZ SERVANTEZ                                    120
FORD CREDIT                                        957
FORD TOOL & GAGE                                   241
FOREST CITY TECHNOLO                             1,239
FRED SANDERS                                     2,021
FREUDENBERG-NOK                                 43,621
G.W. SMITH & SONS, I                            30,008
GENERAL INDUSTRIAL S                               204
GENERAL RUBBER CO.                                 161
GKN SINTER METALS                                1,101
GLOBAL EXCHANGE SERV                                83
GORDON FLESCH CO., I                             3,820
GREAT LAKES RUBBER A                                36
GROUP ADMINISTRATORS LTD                           295
GROVE DIE CASTING                                2,160
H.F.I. FLUID POWER                                 185
HALLMAN LINDSAY QUAL                                60
HAWKEYE                                            650
HERITAGE CRYSTAL CLEAN                             322
HIGH RELIABILITY SYS                             1,155
HILDRETH MANUFACTURI                             7,077
HONEY ACRES                                        175
HYDRAULIC SERVICE OF                             1,500
IBM CREDIT CORPORATION                           2,348
IDEALEASE OF SOUTHEA                             1,566
IDRAPRINCE INCORPORA                             1,027
IFM EFECTOR INC.                                   108
IGC TECHNOLOGIES                                   430
IMCO RECYCLING                               1,353,204
IMPREX, INC.                                    14,491
INDUSTRIAL ASSOCIATE                             4,710

GANTON TECHNOLOGIES, INC. (RACINE)  CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                             TOTAL DISBURSEMENTS
       ------                             -------------------
INTEGRATED LOGISTICS                             4,034
INTERNAL REVENUE SERVICE                           100
INTERNATIONAL PRODUC                               680
JACOBSON MFG. LLC                                1,623
JACOBUS ENERGY                                     356
JEFFERSON PILOT FINANCIAL                        1,136
JEFFERSON PILOT FINANCIAL                          865
JENNISON-WRIGHT CO.                                937
JOHN RADER                                          22
KAMAN INDUSTRIAL                                    61
KANO LABORATORIES                                   71
KAZTEX ENERGY MANAGE                           114,186
KCI KONECRANES INC.                                185
KENWAY SERVICES INC                                340
KEVIN KOLECHECK                                     69
KOMAR SCREW CORP.                                1,882
KRISTIANSEN ENTERPRI                             2,739
L & S ELECTRIC INC                               4,619
L I N A                                              6
LASALLE NATL LEASING                            50,990
LIBRA INDUSTRIES, IN                             2,809
LIN ROE SERVICES INC                             1,250
LORRIE SAYLOR                                       76
M&I TRUST                                       38,026
MACHINERY & FACTORY                                146
MARSHALL & ILSLEY TRUST                            366
MCJUNKIN CORPORATION                               487
MCMASTER-CARR SUPPLY                               335
MECHANICAL ASSOCIATE                               400
MEDICAL COLLEGE OF WISC                          1,500
MELISSA PATRENETS                                   35
MEREDITH'S CULLIGAN                                352
MERWIN STOLTZ CO                                25,387
METAL WORLD, INC.                                    0
MICHAEL ANDERSON                                   119
MICHAEL SCHAUF                                      48
MICHAEL STRICKLAND                                 973
MIDWEST AIR PARTS                                  968
MIDWEST FILTER                                     454
MIGUEL MEDINA                                    4,615
MILLER MOTOR SALES                               1,306
MINIATURE PRECISION                             15,472
MISDU                                              260
MISSISSIPPI DEPT. OF                               104
MODULAR PIPING SUPPL                               187
MOLD SUPPLIES INC                                1,122
MOLTEN METAL EQUIPME                             2,610
MOTION INDUSTRIES, I                             9,869
MSC INDUSTRIAL SUPPL                             6,741

GANTON TECHNOLOGIES, INC. (RACINE)  CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                             TOTAL DISBURSEMENTS
       ------                             -------------------
MVTL LABORATORIES, INC.                          1,410
NAPA AUTOMOTIVE PART                                43
NASSCO INC.                                      1,743
NATIONAL CASH ADVANCE                              183
NELSON ELECTRIC SUPP                             6,052
NOEL SCHROTENBOER                                  140
NSK CORPORATION                                 21,668
OFSI                                               343
OHIO SCREW PRODUCTS                              4,038
OTIS ELEVATOR COMPANY                              141
PACKERLAND RENT-A-MA                             1,122
PARKER HANNIFIN CORP                            34,792
PENSKE TRUCK LEASING                             6,581
PER MAR SECURITY SER                             1,200
PERFECTION SPRING &                              1,309
PITNEY BOWES CREDIT CORP                         1,181
PONY EXPRESS                                       700
PRAXAIR DISTRIBUTION                             4,092
PYROTEK, INC.                                      125
Q-CEE'S PRODUCTS DIVISION                          110
QSR GROUP INC.                                  13,051
QUADRA                                          24,000
QUALITY CALIBRATION                              1,915
RACINE WATER AND                                   281
RANDY ADAMS                                      1,001
RAUSCH STURM ISRAEL                                 64
REGISTRATION FEE TRUST                             218
RES MANUFACTURING                               52,147
RICHARD STEVENS                                    152
RIMROCK CORPORATION                                187
RITTER ENGINEERING C                               194
RMS QUALITY SERVICES                            14,683
ROTOR CLIP COMPANY, INC.                           301
ROUSH INDUSTRIES                                68,100
SAFETY KLEEN SYSTEMS                               984
SENTINAL TECHNOLOGIES                              436
SENTINEL FLUID CONTR                               395
SERVO KINETICS                                     210
SMURFIT-STONE CONTAINER                          3,607
SNYDER PLASTICS INC.                               800
SPRING ENGINEERING A                             6,499
SPRINT CONFERENCING SRVS                             9
STARFIRE SYSTEMS INC.                            1,700
STEVE MUTCHIE                                       66
STONE CONTAINER CORP                             1,597
SUMITOMO ELECTRIC CA                             4,811
SUNNEN PRODUCTS                                  2,340
SUPERIOR DIE SET COR                               946
TAMMY HAERTLE                                       21

GANTON TECHNOLOGIES, INC. (RACINE)  CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                             TOTAL DISBURSEMENTS
       ------                             -------------------
THE TOOL SERVICE                                   408
THE WORLD CLASS MFG                             13,398
TOOL SERVICE CORPORA                            14,825
TOSHIBA MACHINE CO.                                236
TOTAL COMFORT OF WIS                             6,941
TOWNSEND CONSULTING                                500
TRANS-MAN LOGISTICS                             12,887
TRELLEBORG AUTOMOTIV                           117,517
TRICORE AEA INC.                                   550
TRUDELL TRAILERS OF                              2,353
TWIN CITY OPTICAL                                  244
U.S. CELLULAR                                    1,797
UAW LOCAL 627                                   15,792
UAW V-CAP                                          301
UGS PLM SOLUTIONS IN                               232
ULINE                                              583
UNITED LEASING ASSOC                               328
UNITED PARCEL SERVIC                             1,010
UNIVERSAL LUBRICATAI                             3,236
US DEPT OF EDUCATION                               357
VEKTEK, INC.                                       571
VISION CLINIC                                      107
W.W. GRAINGER INC.                               3,818
WASTE MANAGEMENT                                   500
WE ENERGIES                                    140,041
WI DEPT OF HEALTH & FAM                             80
WI SCTF                                         34,288
WISC. LIFTING SPECIA                               413
WISCONSIN COMPRESSED                               393
WISCONSIN DEPARTMENT OF                            250
WISCONSIN DEPT OF REVENUE                          415
WISCONSIN LIFT TRUCK                             9,252
WOLTER INVESTMENT CO                             6,182
YASKAWA ELECTRIC                                 2,055
                                          ------------
TOTALS                                    $  3,145,478
                                          ============

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 11/30/04

RACINE - NOVEMBER BANK RECONCILIATION

Bank Balance                       $             -

Actual Outstanding Checks               254,114.74

Unadjusted GL Balance                   254,114.74
                                   ---------------

Unreconciled Difference            $             -
                                   ===============

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

CHECK                          DATE                                  OUTSTANDING
40755                       11/18/2004                               $  15.77
40761                       11/18/2004                                  21.60
40819                       11/24/2004                                  23.10
40743                       11/18/2004                                  25.00
40825                       11/24/2004                                  25.00
40746                       11/18/2004                                  26.07
40834                       11/24/2004                                  26.07
40269                       10/20/2004                                  41.86
40789                       11/23/2004                                  42.60
40850                       11/24/2004                                  42.87
40811                       11/24/2004                                  44.62
40863                       11/30/2004                                  48.02
40303                       10/21/2004                                  50.00
40604                       11/11/2004                                  50.00
40738                       11/18/2004                                  50.00
40818                       11/24/2004                                  50.00
40766                       11/23/2004                                  64.00
40816                       11/24/2004                                  65.00
40769                       11/23/2004                                  86.54
40774                       11/23/2004                                  88.46
40754                       11/18/2004                                  89.79
40839                       11/24/2004                                  92.94
40812                       11/24/2004                                 100.00
40881                       11/30/2004                                 102.75
40851                       11/24/2004                                 134.25
40866                       11/30/2004                                 136.63
40758                       11/18/2004                                 139.98
40853                       11/24/2004                                 145.00
40599                       11/11/2004                                 147.90
40837                       11/24/2004                                 150.38
40780                       11/23/2004                                 160.54
40782                       11/23/2004                                 184.90
40869                       11/30/2004                                 225.96
40846                       11/24/2004                                 244.10
40681                       11/16/2004                                 250.00
40712                       11/16/2004                                 250.00
40828                       11/24/2004                                 250.00
40877                       11/30/2004                                 266.80
40864                       11/30/2004                                 295.00
40803                       11/23/2004                                 308.50
40878                       11/30/2004                                 326.68
40792                       11/23/2004                                 350.00
40833                       11/24/2004                                 366.00
40859                       11/30/2004                                 384.40
40862                       11/30/2004                                 414.05
40467                       10/29/2004                                 425.00
40783                       11/23/2004                                 430.00
40880                       11/30/2004                                 445.28
40814                       11/24/2004                                 473.52
40275                       10/20/2004                                 485.00
40836                       11/24/2004                                 520.42
40768                       11/23/2004                                 587.00

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
OUTSTANDING CHECK LIST

CHECK                          DATE                                OUTSTANDING
40664                       11/15/2004                                 603.00
40849                       11/24/2004                                 619.62
40784                       11/23/2004                                 627.68
40679                       11/16/2004                                 640.00
40865                       11/30/2004                                 650.00
40872                       11/30/2004                                 686.84
40820                       11/24/2004                                 732.43
40801                       11/23/2004                                 797.68
40799                       11/23/2004                                 801.90
40129                       10/11/2004                                 812.50
40855                       11/24/2004                                 853.50
40826                       11/24/2004                                 864.95
40861                       11/30/2004                                 867.08
40727                       11/17/2004                               1,064.31
40698                       11/16/2004                               1,121.64
40873                       11/30/2004                               1,121.67
40827                       11/24/2004                               1,136.00
40858                       11/30/2004                               1,180.00
40791                       11/23/2004                               1,200.00
40867                       11/30/2004                               1,500.00
40871                       11/30/2004                               1,500.00
40879                       11/30/2004                               1,508.08
40868                       11/30/2004                               1,570.00
40821                       11/24/2004                               1,571.40
40860                       11/30/2004                               1,579.61
40805                       11/23/2004                               1,631.00
40875                       11/30/2004                               1,700.00
40808                       11/23/2004                               1,702.00
40770                       11/23/2004                               1,800.00
40790                       11/23/2004                               1,809.27
40813                       11/24/2004                               2,043.98
40845                       11/24/2004                               2,126.16
40781                       11/23/2004                               2,160.00
40713                       11/16/2004                               2,338.27
40708                       11/16/2004                               2,353.21
40373                       10/26/2004                               2,395.00
40874                       11/30/2004                               2,495.29
40772                       11/23/2004                               2,642.75
40728                       11/17/2004                               3,205.11
40788                       11/23/2004                               3,488.06
40670                       11/16/2004                               3,694.62
40330                       10/21/2004                               4,100.00
40787                       11/23/2004                               4,609.00
40672                       11/16/2004                               6,280.80
40876                       11/30/2004                               6,941.07
40832                       11/24/2004                               8,482.18
40823                       11/24/2004                               8,683.19
40777                       11/23/2004                               8,700.00
40847                       11/24/2004                              15,792.02
40870                       11/30/2004                             110,684.84
40765                       11/23/2004                               6,136.80
40778                       11/23/2004                                 740.88
                                                                 ------------
Outstanding Checks                                               $ 254,114.74
                                                                 ============

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                                                                   MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                               CASE # 04-67600
                                                               GANTON TECHNOLOGIES (PULASKI)
                                 ---------------------------------------------------------------------------------------
      ACCOUNT TYPE               LOCKBOX 673017      LOCKBOX 77165           AP                PR                TOTAL
       ACCOUNT #                  1851811388           644113482         2176982953        2176983100
          BANK                     Comerica            Bank One           Comerica          Comerica
BEGINNING BANK BALANCE                    -                  -                    -                -                  -
RECEIPTS                            395,089             40,648                    -              718            436,455
TRANSFERS IN (CORPORATE)                  -                  -              413,031          506,944            919,975
DIP INFLOW                                -                  -                    -                -                  -
DISBURSEMENTS                             -                  -             (413,031)        (507,662)          (920,693)
TRANSFERS OUT (CORPORATE)          (395,089)           (40,648)                   -                -           (435,737)
DIP REPAYMENT                             -                  -                    -                -                  -
                                   --------            -------           ----------         --------           --------
ENDING BANK BALANCE                       -                  -                    -                -                  -

WIRES PAID FOR BY CORPORATE                                                 666,309                             666,309
CHECKS ISSUED                                                               471,792
                                                                         ----------
TOTAL DISBURSEMENTS
  (SEE TOTAL DISBURSEMENTS
  RECONCILIATION)                                                        $1,138,101
                                                                         ==========

OUTSTANDING CHECKS AS OF
  OCTOBER 31                                                                128,551
VOIDED CHECKS OUTSTANDING
  AS OF OCTOBER 31                                                           (5,572)
CHECKS ISSUED IN NOVEMBER                                                   471,792
CHECK CLEARED IN NOVEMBER                                                  (413,031)
                                                                         ----------
OUTSTANDING CHECKS AS OF
  NOVEMBER 30
  (SEE OUTSTANDING CHECKLIST)                                            $  181,739
                                                                         ==========

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

    VENDOR                                                                   TOTAL DISBURSEMENTS
    ------                                                                   -------------------
ADVANCE PRODUCTS                                                               $        387
AH ASSOCIATES                                                                         1,200
AIRGAS SOUTH (BOC GA                                                                  1,899
AL CAST COMPANY                                                                      57,518
ALABAMA CHILD SUPPORT                                                                   268
ALUMINUM RESOURCES I                                                                  9,897
AMERICAN CHEMICAL                                                                     3,564
ATCO INDUSTRIES, INC                                                                  9,362
AUTOMATIC DATA PROCE                                                                  3,645
AVAYA INC.                                                                              296
BADGER METAL TECH IN                                                                  1,054
BAGWELL OFF.SYSTEMS,                                                                    478
BAILEY COMPANY                                                                        2,471
BANK OF FRANKEWING                                                                      556
BG & R COMPANY                                                                       10,446
BIRMINGHAM TOLEDO, I                                                                    438
BROOKS AUTO SERVICE                                                                     675
BUHLER INC.                                                                             344
C KENNETH STILL  TRUSTEE                                                                340
CENTRAL CHILD SUPPORT                                                                 4,346
CENTRO                                                                                  333
CHEM STATION                                                                            737
CHEMTOOL INCORPORATED                                                                   315
CHILES OIL INC.                                                                       1,032
Chris Douthit                                                                         6,768
CINDY WATSON                                                                            345
CINTAS CORPORATION                                                                    5,844
COLUMBIA MACHINE WOR                                                                  8,344
D.M.E. COMPANY                                                                          714
DANIEL ETHRIDGE                                                                         153
DIE CAST PRESS MFG.CO.,IN                                                            28,906
DIE-TECH WIRE TOOL I                                                                  8,000
DIXIE COMPRESSOR & P                                                                  2,049
ELLIOTT HY-TEST                                                                         936
EMPIRE CNC SERVICES                                                                   6,660
EMPIRE REFRACTORY                                                                    34,500
Expedite Services                                                                     4,764
FIRE EXTINGUISHER AN                                                                    436
FIRST NATIONAL BANK                                                                   7,908
GE BETZ, INC.                                                                        17,822
GE CAPITAL                                                                              689
GENERAL SUPPLY CORP.                                                                  9,190
GIBSON BROTHERS AUTO                                                                    997
GIBSON'S GLASS & MIR                                                                    234
GILES COUNTY CHAMBER OF                                                                  36
Global Exchange Serv                                                                     59
GUARDIAN SYSTEMS                                                                        950
H R DIRECT                                                                              217

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

    VENDOR                                                                   TOTAL DISBURSEMENTS
    ------                                                                   -------------------
HARCROS CHEMICALS, I                                                                    848
HENRY E. HILDEBRAND, III                                                              1,960
HILDRETH MANUFACTURI                                                                  3,915
Hillside Hospital                                                                        34
HOLLEY'S PRINTING                                                                        78
HUGHES PARKER INDUST                                                                  3,214
IMCO RECYCLING                                                                      510,867
INDUSTRIAL FINISHING                                                                  2,846
INNOVATIVE CASTING T                                                                  2,450
INTERMET                                                                              1,604
J & K INDUSTRIAL SUP                                                                    910
J&J/INGAS PROPANE                                                                     2,058
J.M. JUDE ASSOCIATES INC.                                                               234
James Greenwell                                                                         425
Jefferson Pilot Fina                                                                    600
JEFFERSON SMURFIT CO                                                                  1,957
JM FOREST PRODUCTS,                                                                   1,235
JOHN-MICHAELS ENTERP                                                                  1,888
KANO LABORATORIES                                                                       112
KENNAMETAL INC.                                                                          42
KEYENCE CORP.OF AMERICA                                                               2,397
LAKESIDE MANUFACTURI                                                                 23,471
LEWISBURG RUBBER AND                                                                  1,928
Lin Roe Services, Inc.                                                                1,250
LOCHER, INC.                                                                          3,156
M.G. ELECTRONIC EQUI                                                                    560
MAGID GLOVE/EQUITY I                                                                    301
MAGNA-TECH SE.                                                                          933
MARK KOSKI                                                                               94
MCMASTER-CARR SUPPLY                                                                    812
METOKOTE                                                                              8,777
MICHIGAN MILL & ABRA                                                                  1,264
MID-SOUTH METALLURGI                                                                     47
NORTH AMERICAN MFG CO                                                                 3,408
PACKAGING FULFILLMEN                                                                 16,694
PEREZ SERVICES INC.                                                                   2,442
PIONEER METAL FINISH                                                                  2,255
POSTMASTER                                                                              111
PRECISION MACHINERY                                                                   9,006
PROCLEAN SUPPLIES &                                                                     568
PULASKI ELECTRIC, WA                                                                 57,613
PULASKI LUMBER COMPA                                                                     16
PUTNAM INVESTMENTS-                                                                  11,253
QUAD STEEL CORPORATION                                                                  800
QUALITY SPECIALIST GROUP,                                                             3,676
RAM CORPORATION, INC.                                                                    39
RANDSTAD                                                                             49,690
Ray Luntsford                                                                           235

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
NOVEMBER 2004

    VENDOR                                                                   TOTAL DISBURSEMENTS
    ------                                                                   -------------------
REFRACTORY SERVICE INC.                                                                 431
RICHLAND, LLC                                                                           188
RICHLAND, LLC                                                                         8,823
RIMROCK                                                                                 878
RIVER TOOL TECH, INC                                                                    972
Robert W. Herr                                                                       16,377
Robin Couldry                                                                           302
ROSEMONT INDUSTRIES                                                                   2,910
SAFETY-KLEEN SYSTEMS                                                                     58
SEI ENVIROMENTAL INC                                                                    735
SHEFFCO, INC.                                                                         1,574
SLOCUM INDUSTRIAL                                                                     1,650
SPECTRO ALLOYS CORP                                                                  38,280
ST. JOE TOOL COMPANY                                                                  9,788
STEPHANIE WALTERS                                                                       643
STERICYCLE INC.                                                                          10
Steve Romick                                                                          2,363
STUART C. IRBY COMPA                                                                     21
SUPERIOR TOOL & DIE CO                                                                  770
SWIFT INDUSTRIAL POW                                                                     69
TAMMY KAY BOWEN                                                                         327
TECHNICRAFT, INC.                                                                       848
TENN.VALLEY RECYCLIN                                                                    710
TERESA CHEATHAM                                                                       1,364
TIM GEIGER                                                                               26
TRANSMAN                                                                             42,320
VEKTEK, INC.                                                                          3,988
VISI-TRAK WORLDWIDE LLC                                                               3,620
WATSON'S OFFICE SUPP                                                                  1,319
ZEP MANUFACTURING CO.                                                                   134
                                                                                -----------
TOTALS                                                                          $ 1,138,101
                                                                                ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 11/30/04

PULASKI - NOVEMBER BANK RECONCILIATION

Bank Balance                                                                                         $         -

Actual Outstanding Checks                                                        181,739.37
Total PR Outstanding Checks                                                       37,376.84
                                                                                 ----------
Total Outstanding Checks                                                                              219,116.21
Unadjusted GL Balance                                                                                 219,875.85
                                                                                                     -----------
Old Prepetition Checks to Void                                                                       $    759.64
                                                                                                     ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

PULASKI
OUTSTANDING CHECKS
CASE NO. 04-67600

CHECK                       DATE                                 OUTSTANDING
13042                    11/24/2004                              $    67.00
13049                    11/24/2004                                      85
13035                    11/24/2004                                    85.9
13037                    11/24/2004                                   90.01
12833                     11/2/2004                                  101.82
13069                    11/30/2004                                  117.71
13034                    11/24/2004                                     239
13070                    11/30/2004                                  323.66
13051                    11/24/2004                                     490
13000                    11/18/2004                                  652.96
13036                    11/24/2004                                  898.47
13058                    11/30/2004                                1,213.30
13040                    11/24/2004                                 2384.47
13047                    11/24/2004                                16376.55
13026                    11/22/2004                               26,479.97
12764                    10/25/2004                                1,054.83
12894                     11/5/2004                               27,585.22
12925                    11/10/2004                                  216.87
12944                    11/11/2004                                   36.00
12952                    11/11/2004                                  770.00
12981                    11/16/2004                                3,620.00
12983                    11/17/2004                                   46.86
12984                    11/17/2004                                3,408.00
12995                    11/18/2004                                  588.00
12998                    11/18/2004                                1,201.00
13012                    11/19/2004                                   77.75
13013                    11/19/2004                                2,095.80
13014                    11/19/2004                                1,196.00
13016                    11/19/2004                                  320.00
13024                    11/22/2004                                  271.04
13027                    11/22/2004                                  750.38
13028                    11/22/2004                                  111.00
13030                    11/24/2004                                    1095
13031                    11/24/2004                                 3156.42
13032                    11/24/2004                                 3538.56
13039                    11/24/2004                                   713.5
13044                    11/24/2004                                  361.65
13046                    11/24/2004                                    1650
13048                    11/24/2004                                30027.55
13053                    11/30/2004                                  299.90
13054                    11/30/2004                                3,564.00
13055                    11/30/2004                                  428.76
13056                    11/30/2004                                  477.58
13057                    11/30/2004                                3,267.60
13059                    11/30/2004                                1,857.50
13060                    11/30/2004                                  153.30
13061                    11/30/2004                                3,422.50
13062                    11/30/2004                                  689.31
13063                    11/30/2004                                  161.13
13064                    11/30/2004                                  233.51
13065                    11/30/2004                                6,760.24
13067                    11/30/2004                                   32.93

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
OUTSTANDING CHECK LIST

CHECK                       DATE                                OUTSTANDING
13068                    11/30/2004                                5,991.75
13071                    11/30/2004                                  269.75
13072                    11/30/2004                                4,378.32
13073                    11/30/2004                                  729.00
13074                    11/30/2004                                1,279.95
13075                    11/30/2004                                   58.00
13076                    11/30/2004                                  603.00
13077                    11/30/2004                                1,574.13
13078                    11/30/2004                                1,956.50
13079                    11/30/2004                                9,788.00
13080                    11/30/2004                                  265.46
                                                               ------------
Outstanding Checks                                             $ 181,739.37
                                                               ============

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.   Capacity:  ___      Shareholder
      Case Number: 04-67600                  ___      Officer
                                             ___      Director
                                             ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly            or               Monthly

                                   _______                            _______

CURRENT BENEFITS PAID:             Weekly             or              Monthly

           Health Insurance        _______                            _______

           Life Insurance          _______                            _______

           Retirement              _______                            _______

           Company Vehicle         _______                            _______

           Entertainment           _______                            _______

           Travel                  _______                            _______

           Other Benefits          _______                            _______

           Total Benefits          _______                            _______

CURRENT OTHER BENEFITS PAID:       Weekly             or              Monthly

           Rent Paid               _______                            _______

           Loans                   _______                            _______

           Other (Describe)        _______                            _______

           Other (Describe)        _______                            _______

           Other (Describe)        _______                            _______

           Total Other Payments    _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly             or              Monthly

                                   _______                            $0

Dated: DECEMBER 20, 2004          ________________________________________
                                  PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                       Ganton Technologies, Inc.
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

 POLICY COVERAGE                    CARRIER                      POLICY PERIOD
-----------------               --------------                 ----------------
Property                                Lloyds                 11/1/04-11/01/05
Boiler/Machine                        Hartford                 11/1/04-11/01/05
Cargo                           Fireman's Fund                 11/1/04-11/01/05
Truck Cargo                     Fireman's Fund                 11/1/04-11/01/05
Aviation                                 USAIG                 11/1/04-11/01/05
Fiduciary                             St. Paul                 11/1/04-11/01/05
Primary D&O                           St. Paul                 11/1/04-11/01/05
Excess D&O                               Chubb                 11/1/04-11/01/05
Side A                            Platte River                 11/1/04-11/01/05
Crime                                     Gulf                  11/1/04-12/1/04
General Liability               Liberty Mutual                 11/1/04-12/22/04
Umbrella                        National Union                 11/1/04-12/22/04
Work Comp                       Liberty Mutual                 11/1/04-12/22/04
Excess Work Comp                Liberty Mutual                 11/1/04-12/22/04
Auto                            Liberty Mutual                 11/1/04-12/22/04
Foreign (DIC)                   Liberty Mutual                 11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                          )
INTERMET CORPORATION, ET AL     )        CASE NO: 04-67601
                                )        Chapter 11
                                )        Judge: Marci B. McIvor
INTERMET HOLDING COMPANY        )
                      Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X    Operating Statement                 (Form 2)

         X    Balance Sheet                       (Form 3)

         X    Summary of Operations               (Form 4)

         X    Monthly Cash Statement              (Form 5)

         X    Statement of Compensation           (Form 6)

         X    Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                      YES X   NO___
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                      YES X   NO___
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                      YES X   NO___
5. All United States Trustee Quarterly fees have been paid and are current

                                                      YES X   NO___
6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                      YES X   NO___
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004             /s/ Robert E. Belts
                                     ------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer   (248) 952-2500
                                     -----------------------   ----------------
                                     Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                     CASE # 04-67601
                                                         INTERMET
                                                        HOLDING CO.
                                            -----------------------------------
                                            Current Month    Total Since Filing
                                            -------------    ------------------
 NET SALES                                  $           0    $                0
Cost of Goods Sold
Materials and Freight                                   -                     -
Wages - Hourly                                          -                     -
Wages-Salary                                            -                     -
Employee Benefits and Pension                           -                     -
 Repairs & Maintenance                                  -                     -
Supplies                                                -                     -
Utilities                                               -                     -
Purchased Components/Services                           -                     -
Income(loss) from Pattern Sales                         -                     -
 Fixed Asset - (gain/loss)                              -                     -
 MIS Expense                                            -                     -
 Travel & Entertainment                                 -                     -
 Other Variable Costs                                   -                     -
 Depreciation & Amortization                            -                     -
 Other Allocated Fixed Costs                            -                     -
 Other Fixed Costs                                      -                     -
                                            -------------    ------------------
Cost of Goods Sold                                      -                     -
Gross Profit                                            -                     -
Plant SG&A Expense                                      -                     -
SG&A Expense - Allocation (Sched 1)                     -                     -
 Other Operating Expenses                               -                     -
                                            -------------    ------------------
 Total Operating Expenses                               -                     -
 Operating Profit                                       -                     -
 Outside Interest Income                                -                     -
 Outside Interest (Expense)                             -                     -
 Intercompany Interest Income                           -                     -
 Intercompany Interest (Expense)                        -                     -
 Charges (From) Affiliates                              -                     -
 Charges To Affiliates                                  -                     -
Income/Loss From European Operations
 Other Income/(Expense)                                 -                     -
                                            -------------    ------------------
 Total Non-Operating Expenses                           -                     -
 Income Before Income Taxes                             -                     -
 Income Tax Expense                                     -                     -
                                            -------------    ------------------
 Net Income                                 $           0    $                0
                                            =============    ==================

*Note: Intermet Holding Company is a holding company of certain foreign foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For November, $385,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month                  Total Since Filing
        (385)                               (756)

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                                     November
                                                   ------------
Officer Compensation                               $    188,750
Salary Expense other Employees                        1,017,948
Employee Benefits and Pension                           132,427
Payroll Taxes                                            38,495
Other Taxes                                              759.01
Rent and Lease Expense                                  175,759
Interest Expense
Insurance                                                37,552
Automobile and Truck Expense                             18,167
Utilities(Gas Electric,Phone)                             6,437
Depreciation                                             88,493
Travel and Entertainment                                 50,237
Repairs and Maintenance                                  65,952
Advertising/Promotion                                       258
Supplies, Office Expense                                 25,936

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                19,003
Public Reporting Fees                                    16,000
Employee Relocation/Training                              1,880
Data Processing                                          33,902
Dues and Subscriptions                                   12,683
Outside Services                                        135,172
Project Development Costs net of Billings                64,668
Director Fees                                            25,333
Miscellaneous                                             2,896
Professional Fees - Bankruptcy                        2,790,154
Cost Allocation - Out                                  (172,737)
                                                   ------------
                                                   $  4,907,317
                                                   ============

Allocation:
Wagner Castings                                    $    177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  3,373,501
                                                   ------------
Total                                              $  4,907,317
                                                   ============

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                                   CASE # 04-67601
                                                   ---------------
                                                      INTERMET
                                                     HOLDING CO.
                                                   ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                             0
                                                   ---------------
   TOTAL CURRENT ASSETS                                          0

Land and Buildings                                               0
 Machinery & Equipment                                           0
 Construction In Progress                                        0
                                                   ---------------
 Total Fixed Assets                                              0
 Accumulated Depreciation                                        0
                                                   ---------------
   NET FIXED ASSETS                                              0

 Investment In Subsidiaries                                 90,292
Investment In European Operations                                0
 Long-Term Intercompany Receivables                             22
 Deferred Taxes, Long-Term Asset                                 0
 Other Assets                                                    0
                                                   ---------------
   TOTAL ASSETS                                    $        90,314
                                                   ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                   $             0
Wages and Salaries  (See schedule)                               0
Taxes Payable - (See schedule)                                   0
   TOTAL POST PETITION LIABILITIES                               0

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                    0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                            0
 Accrued Tax - State                                             0
 Accrued Property Taxes                                          0
 Accrued Workers Comp.                                           0
 Accrued Payroll                                                 0
Accrued Payroll Taxes
                                                   ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                       0

UNSECURED LIABILITIES
Accounts Payable                                                 0
IDR Bonds                                                        0
                                                   ---------------
TOTAL UNSECURED LIABILITIES                                      0

OTHER LIABILITIES
Accrued Liabilities                                              0
Short-Term Intercompany Payables                                 0
Capital Leases                                                   0
 Retirement Benefits
 Deferred Taxes - Long-Term Liability
 Other Long-Term Liabilities
 Long-Term Intercompany Payables                           141,996
                                                   ---------------
 TOTAL LIABILITIES                                         141,996

Common Stock                                                     1
Capital In Excess Of Par Value                                   1
Retained Earnings - Prepetition                            (18,705)
Retained Earnings - Post Petition                             (756)
Equity In European Operations                                    0
Accumulated Translation Adjustment                         (32,223)
Minimum Pension Liability Adjustment                             0
Unearned Restricted Stock                                        0
                                                   ---------------
TOTAL SHAREHOLDER EQUITY                                   (51,682)
                                                   ---------------
 TOTAL LIABILITIES AND EQUITY                      $        90,314
                                                   ===============

Note: Intermet Holding Company is a holding company of certain foreign foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 11-30-04      INTERMET HOLDING COMPANY              CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                               Balance
                                          as of     Accrued /   Payments /      as of
                                       10/31/2004    Withheld    Deposits    11/30/2004
                                       ----------   ---------   ----------   ----------
Income tax withheld: Federal           $        0   $       0   $       0    $        0
Income tax withheld: State             $        0   $       0   $       0    $        0
Income tax withheld: Local             $        0   $       0   $       0    $        0
FICA Withheld                          $        0   $       0   $       0    $        0
Employers FICA                         $        0   $       0   $       0    $        0
Unemployment Tax: Federal              $        0   $       0   $       0    $        0
Unemployment Tax: State                $        0   $       0   $       0    $        0
All Other Payroll W/H                  $        0   $       0   $       0    $        0
                                       $        0   $       0   $       0    $        0
State Taxes: Inc./Sales/Use/Excise     $        0   $       0   $       0    $        0
Property Taxes                         $        0   $       0   $       0    $        0
                                       $        0

Workers Compensation                            0           0           0             0
                                       ----------   ---------   ----------   ----------

Total                                  $        0   $       0   $       0    $        0

Wages and Salaries                              0           0           0             0
                                       ----------   ---------   ----------   ----------

Grand Total                            $        0   $       0   $       0    $        0
                                       ==========   =========   ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                       $       0    $        0   $          0
Accounts Receivable                    $       0    $        0   $          0

                             MONTHLY CASH STATEMENT

                        Period Ending: NOVEMBER 30, 2004

                                                        INTERMET HOLDING COMPANY
                                                        Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General   Payroll    Tax    Cash Coll.   Petty Cash
                                     Acct.     Acct.    Acct.      Acct.        Acct.
A. Beginning Balance                _______   _______   _____   __________   __________

B. Receipts                         _______   _______   _____   __________   __________
   (Attach separate schedule)

C. Balance Available                _______   _______   _____   __________   __________
   (A+B)

D. Less Disbursements               _______   _______   _____   __________   __________
   (Attach separate schedule)

E. Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNTS (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
        1.   Depository Name & Location    _____________________________

        2.   Account Number                _____________________________

Payroll Account:

        1.   Depository Name & Location    _____________________________

        2.   Account Number                _____________________________

Tax Account:

        1.   Depository Name & Location    _____________________________

        2.   Account Number                _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________

________________________________________________________________________

Date: DECEMBER 20, 2004                    _____________________________
                                           Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY     Capacity:        ___      Shareholder
      Case Number:  04-67601                        ___      Officer
                                                    ___      Director
                                                    ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly            or               Monthly

            Health Insurance        _______                            _______

            Life Insurance          _______                            _______

            Retirement              _______                            _______

            Company Vehicle         _______                            _______

            Entertainment           _______                            _______

            Travel                  _______                            _______

            Other Benefits          _______                            _______

            Total Benefits          _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly            or               Monthly

            Rent Paid               _______                            _______

            Loans                   _______                            _______

            Other (Describe)        _______                            _______

            Other (Describe)        _______                            _______

            Other (Describe)        _______                            _______

            Total Other Payments    _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or               Monthly

                                    _______                            $0

Dated: DECEMBER 20, 2004            __________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                        Intermet Holding Company
                                                        Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

 POLICY COVERAGE         CARRIER        POLICY PERIOD
-----------------    --------------    ----------------
Property                     Lloyds    11/1/04-11/01/05
Boiler/Machine             Hartford    11/1/04-11/01/05
Cargo                Fireman's Fund    11/1/04-11/01/05
Truck Cargo          Fireman's Fund    11/1/04-11/01/05

Aviation                      USAIG    11/1/04-11/01/05

Fiduciary                  St. Paul    11/1/04-11/01/05

Primary D&O                St. Paul    11/1/04-11/01/05
Excess D&O                    Chubb    11/1/04-11/01/05
Side A                 Platte River    11/1/04-11/01/05

Crime                          Gulf     11/1/04-12/1/04

General Liability    Liberty Mutual    11/1/04-12/22/04
Umbrella             National Union    11/1/04-12/22/04

Work Comp            Liberty Mutual    11/1/04-12/22/04
Excess Work Comp     Liberty Mutual    11/1/04-12/22/04

Auto                 Liberty Mutual    11/1/04-12/22/04

Foreign (DIC)        Liberty Mutual    11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )    CASE NO: 04-67604
                                       )    Chapter 11
                                       )    Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement                   (Form 2)

     X    Balance Sheet                         (Form 3)

     X    Summary of Operations                 (Form 4)

     X    Monthly Cash Statement                (Form 5)

     X    Statement of Compensation             (Form 6)

     X    Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                       YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                       YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                       YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                       YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004             /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                               CASE # 04-67604
                                                  INTERMET
                                                  ILLINOIS
                                       ------------------------------------
                                       Current Month    Total Since Filing
                                       -------------    -------------------
 Net Sales                                $    0              $     0

Cost of Goods Sold
Materials and Freight                          -                    -
Wages - Hourly                                 -                    -
Wages-Salary                                   -                    -
Employee Benefits and Pension                  -                    -
 Repairs & Maintenance                         -                    -
Supplies                                       -                    -
Utilities                                      -                    -
Purchased Components/Services                  -                    -
Income(loss) from Pattern Sales                -                    -
 Fixed Asset - (gain/loss)                     -                    -
 MIS Expense                                   -                    -
 Travel & Entertainment                        -                    -
 Other Variable Costs                          -                    -
 Depreciation & Amortization                   -                    -
 Other Allocated Fixed Costs                   -                    -
 Other Fixed Costs                             -                    -
                                          ------              -------
Cost of Goods Sold                             -                    -

Gross Profit                                   -                    -

Plant SG&A Expense                             -                    -
SG&A Expense - Allocation (Sched 1)            -                    -
 Other Operating Expenses                      -                    -
                                          ------              -------
 Total Operating Expenses                      -                    -
 Operating Profit                              -                    -
 Outside Interest Income                       -                    -
 Outside Interest (Expense)                    -                    -
 Intercompany Interest Income                  -                    -
 Intercompany Interest (Expense)               -                    -
 Charges (From) Affiliates                     -                    -
 Charges To Affiliates                         -                    -
Income/Loss From European Operations
 Other Income/(Expense)                        -                    -
                                          ------              -------
 Total Non-Operating Expenses                  -                    -

 Income Before Income Taxes                    -                    -

 Income Tax Expense                            -                    -
                                          ------              -------
 Net Income                               $    0              $     0
                                          ======              =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                             November
                                            -----------
Officer Compensation                        $   188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric,Phone)                     6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:

Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                            -----------
                                            $ 4,907,317
                                            ===========

Allocation:
Wagner Castings                              $  177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                             ----------
Total                                        $4,907,317
                                             ==========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                           CASE # 04-67604
                                           ---------------
                                              INTERMET
                                              ILLINOIS
                                              --------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                0
                                                -----
   TOTAL CURRENT ASSETS                             0

Land and Buildings                                  0
 Machinery & Equipment                            163
 Construction In Progress                        (163)
                                                -----
 Total Fixed Assets                                 0
 Accumulated Depreciation                           0
                                                -----
    NET FIXED ASSETS                                0

 Investment In Subsidiaries                         0
Investment In European Operations                   0
 Long-Term Intercompany Receivables                 0
 Deferred Taxes, Long-Term Asset                    0
 Other Assets                                       0
                                                -----
    TOTAL ASSETS                                $   0
                                                =====

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                                -----
  TOTAL POST PETITION LIABILITIES                   0

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                       0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                               0
 Accrued Tax - State                                0
 Accrued Property Taxes                             0
 Accrued Workers Comp                               0
 Accrued Payroll                                    0
Accrued Payroll Taxes
                                                -----
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          0

UNSECURED LIABILITIES
Accounts Payable                                    0
IDR Bonds                                           0
                                                -----
TOTAL UNSECURED LIABILITIES                         0

OTHER LIABILITIES
Accrued Liabilities                                 0
Short-Term Intercompany Payables                    0
Capital Leases                                      0
 Retirement Benefits
 Deferred Taxes - Long-Term Liability
 Other Long-Term Liabilities
 Long-Term Intercompany Payables                  100

                                                -----
 TOTAL LIABILITIES                                100

Common Stock                                        0
Capital In Excess Of Par Value                      0
Retained Earnings - Prepetition                  (100)
Retained Earnings - Post Petition                   0
Equity In European Operations                       0
Accumulated Translation Adjustment                  0
Minimum Pension Liability Adjustment                0
Unearned Restricted Stock                           0
                                                -----
TOTAL SHAREHOLDER EQUITY                         (100)
                                                -----
 TOTAL LIABILITIES AND EQUITY                   $   0
                                                =====

PERIOD ENDED: 11-30-04          INTERMET ILLINOIS                 CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                Balance
                                           as of       Accrued /   Payments /     as of
                                         10/31/2004    Withheld     Deposits    11/30/2004
                                         ----------    ---------   ----------   ----------
Income tax withheld: Federal                 $0           $0           $0           $0
Income tax withheld: State                   $0           $0           $0           $0
Income tax withheld: Local                   $0           $0           $0           $0
FICA Withheld                                $0           $0           $0           $0
Employers FICA                               $0           $0           $0           $0
Unemployment Tax: Federal                    $0           $0           $0           $0
Unemployment Tax: State                      $0           $0           $0           $0
All Other Payroll W/H                        $0           $0           $0           $0
                                             $0           $0           $0           $0
State Taxes: Inc./Sales/Use/Excise           $0           $0           $0           $0
Property Taxes                               $0           $0           $0           $0
                                             $0
Workers Compensation                          0            0            0            0
                                             --           --           --           --
Total                                        $0           $0           $0           $0
Wages and Salaries                            0            0            0            0
                                             --           --           --           --
Grand Total                                  $0           $0           $0           $0
                                             ==           ==           ==           ==

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                  $0           $0            $0
Accounts Receivable               $0           $0            $0

                             MONTHLY CASH STATEMENT

                        Period Ending: NOVEMBER 30, 2004

                                                         INTERMET ILLINOIS, INC.
                                                           Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll     Tax     Cash Coll.   Petty Cash
                                  Acct.    Acct.     Acct.       Acct.        Acct.
A.  Beginning Balance             _____    _____     _____      _____         _____

B.  Receipts                      _____    _____     _____      _____         _____
    (Attach separate schedule)

C.  Balance Available             _____    _____     _____      _____         _____
    (A+B)

D.  Less Disbursements            _____    _____     _____      _____         _____
    (Attach separate schedule)

E.  Ending Balance                        N/A - COMPANY HAS NO BANK ACCOUNT
    (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Payroll Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Tax Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date:  DECEMBER 20, 2004                         ______________________________
                                                 Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.        Capacity:             ___      Shareholder
      Case Number:  04-67604                               ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly    or    Monthly
                                          _______         _______

CURRENT BENEFITS PAID:                    Weekly    or    Monthly

                  Health Insurance        _______         _______

                  Life Insurance          _______         _______

                  Retirement              _______         _______

                  Company Vehicle         _______         _______

                  Entertainment           _______         _______

                  Travel                  _______         _______

                  Other Benefits          _______         _______

                  Total Benefits          _______         _______

CURRENT OTHER BENEFITS PAID:              Weekly    or    Monthly

                  Rent Paid               _______         _______

                  Loans                   _______         _______

                  Other (Describe)        _______         _______

                  Other (Describe)        _______         _______

                  Other (Describe)        _______         _______

                  Total Other Payments    _______         _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly    or    Monthly

                                          _______         $     0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

          Intermet Corporation and Subsidiaries          Intermet Illinois, Inc.
              Schedule of In-Force Insurance             Case Number: 04-67604

POLICY COVERAGE                 CARRIER                POLICY PERIOD
-----------------           --------------           ----------------
Property                            Lloyds           11/1/04-11/01/05
Boiler/Machine                    Hartford           11/1/04-11/01/05
Cargo                       Fireman's Fund           11/1/04-11/01/05
Truck Cargo                 Fireman's Fund           11/1/04-11/01/05
Aviation                             USAIG           11/1/04-11/01/05
Fiduciary                         St. Paul           11/1/04-11/01/05
Primary D&O                       St. Paul           11/1/04-11/01/05
Excess D&O                           Chubb           11/1/04-11/01/05
Side A                        Platte River           11/1/04-11/01/05
Crime                                 Gulf            11/1/04-12/1/04
General Liability           Liberty Mutual           11/1/04-12/22/04
Umbrella                    National Union           11/1/04-12/22/04
Work Comp                   Liberty Mutual           11/1/04-12/22/04
Excess Work Comp            Liberty Mutual           11/1/04-12/22/04
Auto                        Liberty Mutual           11/1/04-12/22/04
Foreign (DIC)               Liberty Mutual           11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                )
INTERMET CORPORATION, ET AL           )    CASE NO: 04-67607
                                      )    Chapter 11
                                      )    Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.          )
                           Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X     Operating Statement                   (Form 2)

     X     Balance Sheet                         (Form 3)

     X     Summary of Operations                 (Form 4)

     X     Monthly Cash Statement                (Form 5)

     X     Statement of Compensation             (Form 6)

     X     Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004            /s/ Robert E. Belts
                                      -----------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      -----------------------    --------------
                                      Title                      Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: INTERMET INTERNATIONAL, INC.                            CASE NO. 04-67607

      All activity for Intermet International, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

                             MONTHLY CASH STATEMENT

                        Period Ending: NOVEMBER 30, 2004

                                                    INTERMET INTERNATIONAL, INC.
                                                           Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll   Tax     Cash Coll.   Petty Cash
                                  Acct.     Acct.   Acct.       Acct.        Acct.
A.  Beginning Balance             _____     _____   _____       _____        _____

B.  Receipts                      _____     _____   _____       _____        _____
    (Attach separate schedule)

C.  Balance Available             _____     _____   _____       _____        _____
    (A+B)

D.  Less Disbursements            _____     _____   _____       _____        _____
    (Attach separate schedule)

E.  Ending Balance               ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS
    (C-D)                        REPORTED IN THE CONSOLIDATED COLUMBUS FOUNDRY
                                        OPERATING REPORT (CASE #04-67609).

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Payroll Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Tax Account:

      1.    Depository Name & Location _____________________________

      2.    Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: DECEMBER 20, 2004                         ______________________________
                                                Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.            Capacity:      ___    Shareholder
      Case Number:  04-67607                                 ___    Officer
                                                             ___    Director
                                                             ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:               Weekly    or     Monthly

                                         _______          _______

CURRENT BENEFITS PAID:                   Weekly    or     Monthly

                  Health Insurance       _______          _______

                  Life Insurance         _______          _______

                  Retirement             _______          _______

                  Company Vehicle        _______          _______

                  Entertainment          _______          _______

                  Travel                 _______          _______

                  Other Benefits         _______          _______

                  Total Benefits         _______          _______

CURRENT OTHER BENEFITS PAID:             Weekly    or     Monthly

                  Rent Paid              _______          _______

                  Loans                  _______          _______

                  Other (Describe)       _______          _______

                  Other (Describe)       _______          _______

                  Other (Describe)       _______          _______

                  Total Other Payments   _______          _______

CURRENT TOTAL OF ALL PAYMENTS:           Weekly    or     Monthly

                                         _______          $     0

Dated: DECEMBER 20, 2004               ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

   Intermet Corporation and Subsidiaries           Intermet International, Inc.
   Schedule of In-Force Insurance                  Case Number: 04-67607

POLICY COVERAGE                  CARRIER                 POLICY PERIOD
-----------------             --------------           ----------------
Property                              Lloyds           11/1/04-11/01/05
Boiler/Machine                      Hartford           11/1/04-11/01/05
Cargo                         Fireman's Fund           11/1/04-11/01/05
Truck Cargo                   Fireman's Fund           11/1/04-11/01/05

Aviation                               USAIG           11/1/04-11/01/05

Fiduciary                           St. Paul           11/1/04-11/01/05

Primary D&O                         St. Paul           11/1/04-11/01/05
Excess D&O                             Chubb           11/1/04-11/01/05
Side A                          Platte River           11/1/04-11/01/05

Crime                                   Gulf            11/1/04-12/1/04

General Liability             Liberty Mutual           11/1/04-12/22/04
Umbrella                      National Union           11/1/04-12/22/04

Work Comp                     Liberty Mutual           11/1/04-12/22/04
Excess Work Comp              Liberty Mutual           11/1/04-12/22/04

Auto                          Liberty Mutual           11/1/04-12/22/04

Foreign (DIC)                 Liberty Mutual           11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )        CASE NO: 04-67598
                                        )        Chapter 11
                                        )        Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.             )
                           Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                  (Form 2)

      X     Balance Sheet                        (Form 3)

      X     Summary of Operations                (Form 4)

      X     Monthly Cash Statement               (Form 5)

      X     Statement of Compensation            (Form 6)

      X     Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                        YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                        YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                        YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   DECEMBER 20, 2004             /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                      CASE #04-67598
                                                       INTERMET U.S.
                                                         HOLDING
                                             -----------------------------------
                                             Current Month    Total Since Filing
                                             -------------    ------------------
 Net Sales                                     $  6,426            $ 13,105

Cost of Goods Sold
Materials and Freight                             2,437               4,917
Wages - Hourly                                    1,042               2,176
Wages-Salary                                        413                 788
Employee Benefits and Pension                       457                 986
 Repairs & Maintenance                              244                 651
Supplies                                            516               1,006
Utilities                                           588               1,206
Purchased Components/Services                       399                 735
Income(loss) from Pattern Sales                      15                  15
 Fixed Asset - (gain/loss)                            -                 (76)
 MIS Expense                                         42                 119
 Travel & Entertainment                               4                   9
 Other Variable Costs                               134                 583
 Depreciation & Amortization                        556               1,112
 Other Allocated Fixed Costs                          -                   -
 Other Fixed Costs                                  159                 321
                                               --------            --------
Cost of Goods Sold                                7,006              14,548

Gross Profit                                       (579)             (1,442)

Plant SG&A Expense                                   (0)                 (0)
SG&A Expense - Allocation (Sched 1)                 241                 482
 Other Operating Expenses                             -                   -
                                               --------            --------
 Total Operating Expenses                           241                 482

 Operating Profit                                  (820)             (1,924)

 Outside Interest Income                              -                   -
 Outside Interest (Expense)                           -                   -
 Intercompany Interest Income                         -                   -
 Intercompany Interest (Expense)                   (104)               (177)
 Charges (From) Affiliates                            -                   -
 Charges To Affiliates                                -                   -
Income/Loss From European Operations
 Other Income/(Expense)                               1                  14
                                               --------            --------
 Total Non-Operating Expenses                      (103)               (163)

 Income Before Income Taxes                        (924)             (2,087)

 Income Tax Expense                                   1                   2
                                               --------            --------
 Net Income                                    ($   924)           ($ 2,089)
                                               ========            ========

Intermet Corp and Subsidiaries                                   Schedule 1
Corporate Selling, General and Administrative Costs              (November)
(Allocation of Corporate Costs to Filing Entities)

                                                     November
                                                    -----------
Officer Compensation                                $   188,750
Salary Expense other Employees                        1,017,948
Employee Benefits and Pension                           132,427
Payroll Taxes                                            38,495
Other Taxes                                              759.01
Rent and Lease Expense                                  175,759
Interest Expense
Insurance                                                37,552
Automobile and Truck Expense                             18,167
Utilities(Gas Electric,Phone)                             6,437
Depreciation                                             88,493
Travel and Entertainment                                 50,237
Repairs and Maintenance                                  65,952
Advertising/Promotion                                       258
Supplies, Office Expense                                 25,936

OTHER:

Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                19,003
Public Reporting Fees                                    16,000
Employee Relocation/Training                              1,880
Data Processing                                          33,902
Dues and Subscriptions                                   12,683
Outside Services                                        135,172
Project Development Costs net of Billings                64,668
Director Fees                                            25,333
Miscellaneous                                             2,896
Professional Fees - Bankruptcy                        2,790,154
Cost Allocation - Out                                  (172,737)
                                                    -----------
                                                    $ 4,907,317
                                                    ===========

Allocation:
----------------------
Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  3,373,501
                                                     ----------
Total                                                $4,907,317
                                                     ==========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                             CASE #04-67598
                                             --------------
                                              INTERMET U.S.
                                                 HOLDING
                                                ---------
Cash And Equivalents                            $       1
Accounts Receivable                                11,909
Short-Term Intercompany Receivables                 2,152
Inventories                                         6,243
Other Current Assets                                  267
                                                ---------
   TOTAL CURRENT ASSETS                            20,572

Land and Buildings                                 30,171
 Machinery & Equipment                             71,571
 Construction In Progress                              86
                                                ---------
 Total Fixed Assets                               101,828
 Accumulated Depreciation                         (56,468)
                                                ---------
    NET FIXED ASSETS                               45,360

 Investment In Subsidiaries                             0
Investment In European Operations                       0
 Long-Term Intercompany Receivables                     0
 Deferred Taxes, Long-Term Asset                        0
 Other Assets                                       1,485
                                                ---------
    TOTAL ASSETS                                $  67,417
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $   1,555
Wages and Salaries  (See schedule)                    257
Taxes Payable - (See schedule)                        235
                                                ---------
  TOTAL POST PETITION LIABILITIES                   2,047

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                   0
 Accrued Tax - State                                    0
 Accrued Property Taxes                               (38)
 Accrued Workers Comp.                                632
 Accrued Payroll                                       94
Accrued Payroll Taxes
                                                ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            688

UNSECURED LIABILITIES
Accounts Payable                                    7,710
IDR Bonds                                               0
                                                ---------
TOTAL UNSECURED LIABILITIES                         7,710

OTHER LIABILITIES
Accrued Liabilities                                 2,601
Short-Term Intercompany Payables                       77
Capital Leases                                          0
 Retirement Benefits                                    0
 Deferred Taxes - Long-Term Liability                   0
 Other Long-Term Liabilities                            0
 Long-Term Intercompany Payables                   26,297
                                                ---------
 TOTAL LIABILITIES                                 39,420

Common Stock                                            5
Capital In Excess Of Par Value                     54,495
Retained Earnings - Prepetition                   (24,414)
Retained Earnings - Post Petition                  (2,089)
Equity In European Operations                           0
Accumulated Translation Adjustment                      0
Minimum Pension Liability Adjustment                    0
Unearned Restricted Stock                               0
                                                ---------
TOTAL SHAREHOLDER EQUITY                           27,997
                                                ---------
 TOTAL LIABILITIES AND EQUITY                   $  67,417
                                                =========

PERIOD ENDED: 11-30-04 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                        Balance
                                          as of         Accrued /       Payments /       as of
                                        10/31/2004      Withheld        Deposits       11/30/04
                                        ----------      ---------       ----------     ---------
Income tax withheld: Federal            ($  1,761)      ($ 18,158)      $  17,162      ($  2,757)
Income tax withheld: State                 (2,259)         (9,684)          9,124         (2,819)
Income tax withheld: Local                      0               0               0              0
FICA Withheld                               3,061         (16,550)         15,943          2,454
Employers FICA                             (3,468)        (16,550)         15,943         (4,075)
Unemployment Tax: Federal                  (1,446)            (96)             94         (1,449)
Unemployment Tax: State                   (27,137)           (314)            316        (27,136)
All Other Payroll W/H                      (2,732)         (3,251)          2,303         (3,680)

State Taxes: Inc./Sales/Use/Excise              0          (1,500)              0         (1,500)
Property Taxes                            (18,266)        (18,896)              0        (37,162)

Workers Compensation                            0               0               0              0
                                        ---------       ---------       ---------      ---------
Total                                   ($ 54,009)      ($ 84,998)      $  60,884      ($ 78,123)
Wages and Salaries                        (20,495)       (176,211)        175,294        (21,413)
                                        ---------       ---------       ---------      ---------
Grand Total                             ($ 74,504)      ($261,209)      $ 236,178      ($ 99,536)
                                        =========       =========       =========      =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total    0-30 Days   30-60 Days   Over 60 Days
Accounts Payable              294,093      94,158      187,963         11,971
Accounts Receivable           395,438     392,200        3,071            167

PERIOD ENDED: 11-30-04  INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                              Balance
                                           as of           Accrued /         Payments /         as of
                                         10/31/2004        Withheld           Deposits        11/30/04
                                        -----------       -----------       -----------      -----------
Income tax withheld: Federal            $         0       ($  158,735)      $   158,735      $         0
Income tax withheld: State                        0           (56,201)           56,201                0
Income tax withheld: Local                        0                 0                 0                0
FICA Withheld                                     0           (91,092)           91,092                0
Employers FICA                              (17,645)          (96,194)           91,092          (22,747)
Unemployment Tax: Federal                   (20,938)           (3,934)                0          (24,872)
Unemployment Tax: State                     (20,174)          (11,405)                0          (31,579)
All Other Payroll W/H                       (20,189)          (42,400)           40,585          (22,004)

State Taxes: Inc./Sales/Use/Excise          (50,000)           28,889            11,111          (10,000)
Property Taxes                              (10,000)          (10,000)                0          (20,000)

Workers Compensation                              0           (25,000)                0          (25,000)
                                        -----------       -----------       -----------      -----------
Total                                   ($  138,947)      ($  466,071)      $   448,816      ($  156,203)

Wages and Salaries                         (209,888)         (854,098)          827,906         (236,080)
                                        -----------       -----------       -----------      -----------
Grand Total                             ($  348,835)      ($1,320,170)      $ 1,276,722      ($  392,283)
                                        ===========       ===========       ===========      ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable               $ 1,261,036   $ 1,260,135   $       75    $      826
Accounts Receivable            $11,717,816   $11,262,816   $  206,000    $  249,000

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                             CASE # 04-67598
                                                       INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                           -----------------------------------------------------------------------------------------------
      ACCOUNT TYPE         LOCKBOX 77420    DEPOSIT          AP        PR (HOURLY)   PR (HOURLY)   PR (SALARY)      TOTAL
        ACCOUNT #              1477713     5401086409    2770716450    2770716443      505156      2770716633
         BANK                 BANK ONE     STAN. FED.    STAN. FED.    STAN. FED.     BANK ONE     STAN. FED.
BEGINNING BANK BALANCE               -             -             -             -             -             -             -
RECEIPTS                       185,474       207,080             -             -             -             -       392,554
TRANSFERS IN (CORPORATE)             -             -       273,883        43,588       134,204        47,416       499,091
DIP INFLOW                           -             -             -             -             -             -             -
DISBURSEMENTS                        -             -      (273,883)      (43,588)     (134,204)      (47,416)     (499,091)
TRANSFERS OUT (CORPORATE)     (185,474)     (207,080)            -             -             -             -      (392,554)
DIP REPAYMENT                        -             -             -             -             -             -             -
                              --------      --------      --------      --------      --------      --------      --------
ENDING BANK BALANCE                  -             -             -             -             -             -         (0.00)
WIRES PAID FOR BY CORPORATE                                 58,446                                                  58,446
CHECKS ISSUED                                              375,185
                                                          --------
TOTAL DISBURSEMENTS (SEE
 TOTAL DISBURSEMENTS
 RECONCILIATION)                                          $433,631
                                                          ========

OUTSTANDING CHECKS AS OF
 OCTOBER 31                                                136,478
VOIDED CHECKS OUTSTANDING
 AS OF OCTOBER 31                                                -
CHECKS ISSUED IN NOVEMBER                                  375,185
CHECK CLEARED IN NOVEMBER                                 (273,883)
                                                          --------
OUTSTANDING CHECKS AS OF
 NOVEMBER 30 (SEE OUTSTANDING
 CHECKLIST)                                               $237,780
                                                          ========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
NOVEMBER 2004

        VENDOR               TOTAL DISBURSEMENTS
------------------------     -------------------
Adair's Machine                   $  2,940
ADP                                    546
ADVANCE TECHNOLOGIES SE                 18
AETNA US HEALTHCARE                  1,434
AFLAC                                2,303
ALL AMERICAN RECYCLING,                438
AMA LABELING                           225
AMERICAN BUSINESS EQUIP                105
AMERICAN PRECISION TOOL              9,441
ATMOS ENERGY                           139
BASKETS PLUS                            76
BRADDOCK METALLURGICAL               8,572
CAIL TOOL                              997
CASTROLHEAVY DUTY LUBRI                653
CENTRAL PACKAGING CORP               1,027
CHEMGARD, INC                          359
CHOICEPOINT                             25
CINTAS CORPORATION                     133
COLUMBUS INDUSTRIAL SUP              1,535
COLUMBUS WATER WORKS                   734
CUSTOM CRAFT TOOL SERVI              1,592
DAVID WILSON                            69
DEXTER FASTENER TECH.,              41,603
DOWDEL GAS, INC                        679
FANUC AMERICA CORPORATI              1,937
FUTURE LEASING                         136
G&K SERVICES                         1,873
GE CAPITAL (GA)                      2,049
GEORGIA CHILD SUPPORT                  720
GEORGIA DEPT OF REVENUE                155
GEORGIA POWER COMPANY               20,721
GRAINGER                               214
HAGEMEYER NORTH AMERICA             10,245
IMPECCABLE MACHINING                27,683
ITC DELTACOM                         2,212
J & H MACHINE TOOLS INC                505
KENNAMETAL, INC                      9,164
LAB SAFETY SUPPLY, INC                 106
LINA                                   186
MATT'S WELDING                       6,600
MILLER LANDSCAPING                   1,427
MSC INDUSTRIAL SUPPLY                   24
MUSCOGEE CO.TAX COMMISS            125,253
OKK                                  2,392
PROVIDENT LIFE AND ACCI                453
SIMPLEX GRINNELL                     5,294
SOUTHEASTERN FOUNDRY PR              2,944
SOUTHERN STATES TOYOTAL              2,235
SPHERION CORPORATION                22,272

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
NOVEMBER 2004

        VENDOR               TOTAL DISBURSEMENTS
------------------------     -------------------
 STAFFING SOLUTIONS                    981
 THE OVERBY COMPANY                    176
 TRANSMAN                           58,446
 TRELLEBORG YSH, INC.               18,812
 VERIZON WIRELESS COLUMB             1,231
 VULCAN ELECTRO-COATING,               375
 WEBER MARKING                          88
 YUSA CORPORATION                   30,264
 ZIEGLER TOOLS, INC.                   814
                                  --------
TOTALS                            $433,631
                                  ========

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 11/30/04

COLUMBUS MACHINING - NOVEMBER BANK RECONCILIATION

Bank Balance                       $         -
Actual Outstanding Checks           237,780.30
Unadjusted GL Balance               238,689.80
                                   -----------
Prepetition Check #77723           $   (909.50)
                                   ===========

INTERMET U.S. HOLDING, INC.
OUTSTANDING CHECKS
CASE NO. 04-67598

     CHECK              DATE      OUTSTANDING
     77732            10/1/2004   $ 83,501.98
     78061           11/17/2004        155.40
     78067           11/18/2004        275.00
     78075           11/18/2004        761.25
     78086           11/18/2004         76.00
     78093           11/22/2004        695.52
     78094           11/23/2004        657.51
     78095           11/23/2004        186.02
     78097           11/24/2004      2,939.50
     78098           11/24/2004        135.90
     78099           11/24/2004        273.02
     78100           11/24/2004      1,177.21
     78101           11/29/2004      1,488.29
     78106           11/29/2004      2,260.84
     78107           11/29/2004      1,357.82
     78108           11/29/2004      1,773.86
     78109           11/29/2004     10,919.66
     78110           11/30/2004        836.17
     78115           11/30/2004      1,068.90
     78116           11/30/2004      1,700.00
     78117           11/30/2004    125,252.96
     78230           11/22/2004        287.49
                                  -----------
Outstanding Checks                $237,780.30
                                  ===========

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                      CASE # 04-67598
                                                             INTERMET U.S. HOLDINGS (NEW RIVER)
                             -----------------------------------------------------------------------------------------------
      ACCOUNT TYPE           LOCKBOX 771170       DEPOSIT            AP           PR (HOURLY)     PR (SALARY)       TOTAL
        ACCOUNT #                291513         5401086417       2770716476       2770716468      2770716641
          BANK                  Bank One        Stan. Fed.       Stan. Fed.       Stan. Fed.      Stan. Fed.
BEGINNING BANK BALANCE                  -                -                -                -              -                -
RECEIPTS                        1,783,335        4,742,332                -                -              -        6,525,668
TRANSFERS IN (CORPORATE)                -                -        1,728,835        1,022,785        347,660        3,099,280
DIP INFLOW                              -                -                -                -              -                -
DISBURSEMENTS                           -                -       (1,728,835)      (1,022,785)      (347,660)      (3,099,280)
TRANSFERS OUT (CORPORATE)      (1,783,335)      (4,742,332)               -                -              -       (6,525,668)
DIP REPAYMENT                           -                -                -                -              -                -
                               ----------       ----------       ---------        ----------       --------       ----------
ENDING BANK BALANCE                     -                -                -                -              -                -
WIRES PAID FOR BY CORPORATE                                       3,137,083                                        3,137,083
CHECKS ISSUED                                                     1,880,970
                                                                 ----------
TOTAL DISBURSEMENTS
 (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                 $5,018,053
                                                                 ==========

OUTSTANDING CHECKS AS OF
 OCTOBER 31                                                         264,573
VOIDED CHECKS OUTSTANDING AS OF
 OCTOBER 31                                                         (12,667)
CHECKS ISSUED IN NOVEMBER                                         1,880,970
CHECK CLEARED IN NOVEMBER                                        (1,728,835)
                                                                 ----------
OUTSTANDING CHECKS AS OF
 NOVEMBER 30 (SEE OUTSTANDING
 CHECKLIST)                                                      $  404,041
                                                                 ==========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
NOVEMBER 2004

          VENDOR                 TOTAL DISBURSEMENTS
------------------------------   -------------------
ADVANCED CARBIDE TOOL                 $    8,458
ADVANCED MOTOR SERVICES                    1,404
ADVANCED TECH SERVICE BUREAU                 200
AETNA US HEALTH CARE                       8,645
AIR PRODUCTS & CHEMICAL                    5,367
AIRGAS INC                                   921
ALLIED MINERAL PRODUCTS                   21,274
ARAMARK UNIFORM SERVICE                      453
ARCET                                        991
ASCOM HASLER MAILING SY                      126
AT&T                                       3,120
ATMOS ENERGY                               3,499
ATMOS ENERGY MARKETING                    59,513
BANKS COMPANY INC.                         2,165
BEST ONE TIRE                              7,433
BLACKSBURG ENVIRONMENTAL SOLUT             4,900
BLUE RIDGE COPIER                            727
BOB'S REFUSE SERVICE IN                      916
CANON FINANCIAL                              534
CARILION NRV MEDICAL CENTER                  992
CAROLINA FIREBRICK SPEC                    5,800
CARTER MACHINERY                           7,508
CC METALS AND ALLOYS IN                   44,186
CENTRAL VALLEY RUBBER S                   12,611
CHAMPION CHISEL WORKS,                     9,532
CHICAGO FREIGHT CAR LEA                   15,000
CITICORP VENDOR FINANCE                      444
CITY OF RADFORD                          459,536
CITY OF RADFORD, TREASU                  284,389
COMFORT INN RADFORD                        1,176
COMMERCIAL STEEL ERECTI                   19,000
COMMONWEALTH OF VIRGINIA                   1,252
COMMONWEALTH OF VIRGINIA                      25
CRANE AMERICA SERVICES                     7,523
DALEY, DAVID M.                               75
DAVID J JOSEPH COMPANY                 1,896,000
DETEK INC.                                   675
DIDION INTERNATIONAL                      40,560
DISA GOFF, INC                               385
DISA INDUSTRIES, INC                     169,007
DUBOIS FINISHING TECHNOLOGIES              3,218
E. F. SOUTHERN, JR.                          815
EIRICH MACHINES                            1,067
ELKEM METALS INC.                         40,934
EMI EQUIPMENT MERCHANTS                   13,040
EVANS,ROBERT D                                63
FAIRLAWN STORAGE                             149
FIRE EQUIPMENT CO.INC.                     1,832
FLINT, JEREMY                                 70

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
NOVEMBER 2004

         VENDOR                 TOTAL DISBURSEMENTS
-----------------------------   -------------------
FOSECO INC.                               47,755
FRENCH, LYDIA                                359
GENERAL KINEMATICS                           310
H.C. WADE                                  1,498
HA INTERNATIONAL, LLC                    112,784
HAMLEY, JEFF                                 301
HART METALS, INC.                         90,750
HEAT TREATING SERVICES                    47,715
HEATH OIL LLC                              6,139
HENLEY TOOL CORP.                            650
HERAEUS ELECTRO NITE CO                    1,898
HICKMAN, WILLIAMS AND CO                       5
HIGHLAND PAGING                              365
HILL AND GRIFFITH CO.                    192,254
HOWELL, DOUG                                 500
INDUCTOTHERM CORP.                         3,733
INDUSTRIAL POWDER COATI                   61,658
INDUSTRIAL SUPPLY CORP                   249,347
INTERNATIONAL SURFACE P                       16
JOHN A STEER                                 524
KOINS CORPORATION                          6,500
KWIK KAFE CO                                 128
LABORATORY CORP OF AMER                      798
LAYTON, TOMMY                                284
LECTROTHERM                               29,409
LIFT ONE/DIVISION CAROL                    7,219
LINA                                          74
MCC                                       18,491
MCELROY,JOHN C                               872
METEC INC                                 11,250
METOKOTE CORPORATION                      24,957
MILLER AND COMPANY LLC                   365,326
MONTOGOMERY SANITATION                        70
MOORE SPECIALTY                            1,475
MORRIS MATERIAL HANDLIN                   12,820
MOUNTAIN SPRINGS                             185
MYOPTICS EYEWEAR                             519
NEW RIVER GLASS                              417
NEW RIVER SOLID WASTE M                   57,636
NORFOLK SOUTHERN (NC)                      1,220
NRV-SHRM                                      50
O'DELL, JOHN                               2,686
PATTERN SERVICES                           2,570
PEARSON, MURRAY                              114
PORTER WARNER INDUSTRIE                   17,725
POTOMAC ENVIRONMENTAL,                     2,308
PROCHEM ANALYTICAL INCO                      210
PROVIDENT LIFE                             2,030
PSDI                                       2,000
RADFORD STORAGE                              160

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
NOVEMBER 2004

          VENDOR                 TOTAL DISBURSEMENTS
------------------------------   -------------------
 RADIOLOGY CONSULTANTS I                       67
 REDDY ICE-CASSCO                             156
 REFCO INC                                  5,808
 RENTAL SERVICE CORP (RS                    1,213
 RICHFIELD INDUSTRIES                       9,363
 ROBERTS SINTO CORPORATI                    1,503
 SAFETY & COMPLIANCE                          800
 SAF-GARD SAFETY SHOE CO                    4,391
 SANDMOLD SYSTEMS INC                         190
 SAVEITNOW                                  1,396
 SECURITY FORCES INC                        5,818
 SECURITY SCALE SERVICE                     7,706
 SIMPSON, WILLIAM A                         1,075
 SOUTHWESTERN VA. GAS SE                       29
 SUBURBAN PROPANE                           2,200
 TATE ENGINEERING INC                         679
 TENNIN, THOMAS                               240
 THOMPSON CHRYSLER-PLYMO                       69
 THOMPSON,THERESA                             285
 TOMLIN, LINDA                                135
 TRANSMAN LOGISTICS                       144,732
 TWO WAY RADIO INC                            195
 UNITED INDUSTRIAL SERVI                   16,838
 UNITED REFRACTORIES COM                   12,190
 UNITED STATES POSTAL OFFICE                  800
 UNITED WAY CORPORATE GIFTS                   750
 UNITED WAY SAL                               210
 VA. DEPT OF TAXATION                       9,682
 VERIZON (17577)                            4,810
 VERIZON WIRELESS                              72
 W. MATTHEW SKEWES, MD                      2,500
 WADE, PERRY                                  115
 WEDRON SILICA-FAIRMOUNT                  107,466
 WESTCAST INDUSTRIES                          500
 WESTMORELAND ADVANCED M                   14,580
 WHEELABRATOR ABRASIVES                    75,570
 WHITING CORPORATION                       12,040
 WILLIAM A. KIBBE & ASSO                      390
 WISE AIR, INC.                             7,150
 YALE INSPECTION SERVICE                    8,765
                                       ----------
TOTALS                                 $5,018,053
                                       ==========

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 11/30/04

NEW RIVER - NOVEMBER BANK RECONCILIATION

Bank Balance                     $         -
Actual Outstanding Checks         404,040.75
Unadjusted GL Balance             404,040.75
                                 -----------
Unreconciled Difference          $         -
                                 ===========

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

       CHECK             DATE       OUTSTANDING
       103029          10/6/2004    $    908.00
       103044         11/24/2004       2,166.00
       103122         10/14/2004         180.00
       103351          11/2/2004         135.38
       103475         11/11/2004         589.09
       103544         11/16/2004      16,525.90
       103599         11/18/2004         108.00
       103610         11/18/2004         519.00
       103612         11/18/2004         160.00
       103627         11/19/2004         403.12
       103636         11/19/2004         650.00
       103654         11/19/2004          50.00
       103658         11/19/2004       3,806.00
       103661         11/19/2004         114.95
       103684         11/22/2004          78.00
       103693         11/24/2004       3,499.43
       103696         11/24/2004       9,611.27
       103697         11/24/2004       7,500.00
       103700         11/24/2004       5,040.00
       103705         11/24/2004       1,867.32
       103707         11/24/2004       1,213.32
       103710         11/24/2004       5,505.51
       103713         11/24/2004       1,796.00
       103715         11/24/2004       3,575.00
       103716         11/24/2004       2,241.36
       103717         11/24/2004      27,279.00
       103732         11/29/2004         325.25
       103735         11/29/2004       8,566.13
       103737         11/29/2004       6,702.17
       103738         11/29/2004       1,867.32
       103739         11/29/2004      12,040.00
       103754         11/30/2004         336.96
       103769         11/30/2004       3,660.71
       103773         11/30/2004      14,107.38
       103774         11/30/2004          16.06
       103775         11/30/2004       1,867.32
       103776         11/30/2004         416.75
       103777         11/30/2004       1,503.45
       103780         11/30/2004     257,109.60
                                    -----------
Outstanding Checks                  $404,040.75
                                    ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.        Capacity:        ___      Shareholder
      Case Number:  04-76598                              ___      Officer
                                                          ___      Director
                                                          ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly    or    Monthly

                                          _______         _______

CURRENT BENEFITS PAID:                    Weekly    or    Monthly

                  Health Insurance        _______         _______

                  Life Insurance          _______         _______

                  Retirement              _______         _______

                  Company Vehicle         _______         _______

                  Entertainment           _______         _______

                  Travel                  _______         _______

                  Other Benefits          _______         _______

                  Total Benefits          _______         _______

CURRENT OTHER BENEFITS PAID:              Weekly    or    Monthly

                  Rent Paid               _______         _______

                  Loans                   _______         _______

                  Other (Describe)        _______         _______

                  Other (Describe)        _______         _______

                  Other (Describe)        _______         _______

                  Total Other Payments    _______         _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly    or    Monthly

                                          _______         $     0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

    Intermet Corporation and Subsidiaries           Intermet U.S. Holding, Inc.
       Schedule of In-Force Insurance               Case Number: 04-67598

POLICY COVERAGE               CARRIER              POLICY PERIOD
-----------------          --------------        ----------------
Property                           Lloyds        11/1/04-11/01/05
Boiler/Machine                   Hartford        11/1/04-11/01/05
Cargo                      Fireman's Fund        11/1/04-11/01/05
Truck Cargo                Fireman's Fund        11/1/04-11/01/05

Aviation                            USAIG        11/1/04-11/01/05

Fiduciary                        St. Paul        11/1/04-11/01/05

Primary D&O                      St. Paul        11/1/04-11/01/05
Excess D&O                          Chubb        11/1/04-11/01/05
Side A                       Platte River        11/1/04-11/01/05

Crime                                Gulf         11/1/04-12/1/04

General Liability          Liberty Mutual        11/1/04-12/22/04
Umbrella                   National Union        11/1/04-12/22/04

Work Comp                  Liberty Mutual        11/1/04-12/22/04
Excess Work Comp           Liberty Mutual        11/1/04-12/22/04

Auto                       Liberty Mutual        11/1/04-12/22/04

Foreign (DIC)              Liberty Mutual        11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                     )
INTERMET CORPORATION, ET AL                )   CASE NO: 04-67603
                                           )   Chapter 11
                                           )   Judge: Marci B. McIvor
IRONTON IRON, INC.                         )
                           Debtor          )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                     (Form 2)

      X     Balance Sheet                           (Form 3)

      X     Summary of Operations                   (Form 4)

      X     Monthly Cash Statement                  (Form 5)

      X     Statement of Compensation               (Form 6)

      X     Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                        YES X     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES X     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                        YES X     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES X     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES X     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004               /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                CASE #04-67603
                                                    IRONTON
                                                      IRON
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
 Net Sales                            $           0   $                0

Cost of Goods Sold

Materials and Freight                             -                    -
Wages - Hourly                                    -                    -
Wages-Salary                                      -                    -
Employee Benefits and Pension                     -                    -
 Repairs & Maintenance                            -                    -
Supplies                                          -                    -
Utilities                                         -                    -
Purchased Components/Services                     -                    -
Income(loss) from Pattern Sales                   -                    -
 Fixed Asset - (gain/loss)                        -                    -
 MIS Expense                                      -                    -
 Travel & Entertainment                           -                    -
 Other Variable Costs                            10                   21
 Depreciation & Amortization                      -                    -
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                                -                    -
                                      -------------   ------------------
Cost of Goods Sold                               10                   21

Gross Profit                                    (10)                 (21)

Plant SG&A Expense                                -                    -
SG&A Expense - Allocation (Sched 1)               -                    -
 Other Operating Expenses                         -                    -
                                      -------------   ------------------
 Total Operating Expenses                         -                    -

 Operating Profit                               (10)                 (21)

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)                  -                    -
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations

 Other Income/(Expense)                           -                    -
                                      -------------   ------------------
 Total Non-Operating Expenses                     -                    -

 Income Before Income Taxes                     (10)                 (21)

 Income Tax Expense                                                    -

                                      -------------   ------------------
 Net Income                           $         (10)  $              (21)
                                      =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                              November
                                             ----------
Officer Compensation                         $  188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric,Phone)                     6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                             ----------
                                             $4,907,317
                                             ==========

Allocation:
Wagner Castings                              $  177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                             ----------
Total                                        $4,907,317
                                             ==========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                             CASE #04-67603
                                                IRONTON
                                                 IRON
                                             --------------
Cash And Equivalents                         $            0
Accounts Receivable                                       0
Short-Term Intercompany Receivables                       0
Inventories                                               0
Other Current Assets                                      0
                                             --------------
   TOTAL CURRENT ASSETS                                   0

Land and Buildings                                        0
 Machinery & Equipment                                    0
 Construction In Progress                                 0
                                             --------------
 Total Fixed Assets                                       0
 Accumulated Depreciation                                 0
                                             --------------
    NET FIXED ASSETS                                      0

 Investment In Subsidiaries                               0
Investment In European Operations                         0
 Long-Term Intercompany Receivables                       0
 Deferred Taxes, Long-Term Asset                          0
 Other Assets                                           341
                                             --------------

    TOTAL ASSETS                             $          341
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $            0
Wages and Salaries  (See schedule)                        0
Taxes Payable - (See schedule)                            0
                                             --------------
  TOTAL POST PETITION LIABILITIES                         0

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                             0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                     0
 Accrued Tax - State                                      0
 Accrued Property Taxes                                   0
 Accrued Workers Comp.                                  751
 Accrued Payroll                                          0
Accrued Payroll Taxes
                                             --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              751

UNSECURED LIABILITIES
Accounts Payable                                          1
IDR Bonds                                                 0
                                             --------------
TOTAL UNSECURED LIABILITIES                               1

OTHER LIABILITIES
Accrued Liabilities                                       0
Short-Term Intercompany Payables                          0
Capital Leases                                            0
 Retirement Benefits                                      0
 Deferred Taxes - Long-Term Liability                     0
 Other Long-Term Liabilities                              0
 Long-Term Intercompany Payables                     33,295
                                             --------------
 TOTAL LIABILITIES                                   34,047

Common Stock                                              0
Capital In Excess Of Par Value                       49,000
Retained Earnings - Prepetition                     (82,685)
Retained Earnings - Post Petition                       (21)
Equity In European Operations                             0
Accumulated Translation Adjustment                        0
Minimum Pension Liability Adjustment                      0
Unearned Restricted Stock                                 0
                                             --------------
TOTAL SHAREHOLDER EQUITY                            (33,706)
                                             --------------
 TOTAL LIABILITIES AND EQUITY                $          341
                                             ==============

PERIOD ENDED: 11-30-04              IRONTON IRON, INC.            CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                             Balance
                                                 as of     Accrued /   Payments /    as of
                                              10/31/2004   Withheld     Deposits    11/30/04
                                              ----------   ---------   ----------   --------
Income tax withheld: Federal                  $        0   $       0   $        0   $      0
Income tax withheld: State                    $        0   $       0   $        0   $      0
Income tax withheld: Local                    $        0   $       0   $        0   $      0
FICA Withheld                                 $        0   $       0   $        0   $      0
Employers FICA                                $        0   $       0   $        0   $      0
Unemployment Tax: Federal                     $        0   $       0   $        0   $      0
Unemployment Tax: State                       $        0   $       0   $        0   $      0
All Other Payroll W/H                         $        0   $       0   $        0   $      0
                                              $        0   $       0   $        0   $      0
State Taxes: Inc./Sales/Use/Excise            $        0   $       0   $        0   $      0
Property Taxes                                $        0   $       0   $        0   $      0
                                              $        0
Workers Compensation                                   0           0            0          0
                                              ----------   ---------   ----------   --------
Total                                         $        0   $       0   $        0   $      0

Wages and Salaries                                     0           0            0          0
                                              ----------   ---------   ----------   --------
Grand Total                                   $        0   $       0   $        0   $      0
                                              ==========   =========   ==========   ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                   0-30 Days  30-60 Days  Over 60 Days
Accounts Payable                               $       0  $        0  $          0
Accounts Receivable                            $       0  $        0  $          0

                             MONTHLY CASH STATEMENT

                        Period Ending: NOVEMBER 30, 2004

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll    Tax    Cash Coll.   Petty Cash
                                  Acct.     Acct.    Acct.     Acct.        Acct.
A.  Beginning Balance             _____     _____    _____     _____        _____

B.  Receipts                      _____     _____    _____     _____        _____
    (Attach separate schedule)

C.  Balance Available             _____     _____    _____     _____        _____
    (A+B)

D.  Less Disbursements            _____     _____    _____     _____        _____
    (Attach separate schedule)

E.  Ending Balance                    N/A - COMPANY HAS NO BANK ACCOUNT
       (C-D)

      (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM
                                  EACH ACCOUNT)

General Account:
         1.     Depository Name & Location     _____________________________

         2.     Account Number                 _____________________________

Payroll Account:
         1.     Depository Name & Location     _____________________________

         2.     Account Number                 _____________________________

Tax Account:
         1.     Depository Name & Location     _____________________________

         2.     Account Number                 _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

____________________________________________________________________________

____________________________________________________________________________

Date: DECEMBER 20, 2004                    _________________________________
                                           Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: IRONTON IRON, INC.         Capacity:          ___  Shareholder
      Case Number: 04-67603                         ___  Officer
                                                    ___  Director
                                                    ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly            or               Monthly

                                  _______                            _______

CURRENT BENEFITS PAID:            Weekly            or               Monthly

        Health Insurance          _______                            _______

        Life Insurance            _______                            _______

        Retirement                _______                            _______

        Company Vehicle           _______                            _______

        Entertainment             _______                            _______

        Travel                    _______                            _______

        Other Benefits            _______                            _______

        Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:       Weekly           or               Monthly

        Rent Paid                 _______                            _______

        Loans                     _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly           or               Monthly

                                  _______                            $     0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

          Intermet Corporation and Subsidiaries            Ironton Iron, Inc.
             Schedule of In-Force Insurance                Case Number: 04-67603

 POLICY COVERAGE         CARRIER          POLICY PERIOD
-----------------     --------------    ----------------
Property                      Lloyds    11/1/04-11/01/05
Boiler/Machine              Hartford    11/1/04-11/01/05
Cargo                 Fireman's Fund    11/1/04-11/01/05
Truck Cargo           Fireman's Fund    11/1/04-11/01/05

Aviation                       USAIG    11/1/04-11/01/05

Fiduciary                   St. Paul    11/1/04-11/01/05

Primary D&O                 St. Paul    11/1/04-11/01/05
Excess D&O                     Chubb    11/1/04-11/01/05
Side A                  Platte River    11/1/04-11/01/05

Crime                           Gulf     11/1/04-12/1/04

General Liability     Liberty Mutual    11/1/04-12/22/04
Umbrella              National Union    11/1/04-12/22/04

Work Comp             Liberty Mutual    11/1/04-12/22/04
Excess Work Comp      Liberty Mutual    11/1/04-12/22/04

Auto                  Liberty Mutual    11/1/04-12/22/04

Foreign (DIC)         Liberty Mutual    11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )    CASE NO: 04-67606
                                       )    Chapter 11
                                       )    Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                         (Form 2)

      X     Balance Sheet                               (Form 3)

      X     Summary of Operations                       (Form 4)

      X     Monthly Cash Statement                      (Form 5)

      X     Statement of Compensation                   (Form 6)

      X     Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                        YES X     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES X     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                        YES X     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES X     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES X     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004               /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   ---------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                 CASE #04-67606
                                                   LYNCHBURG
                                                    FOUNDRY
                                       -----------------------------------
                                       Current Month    Total Since Filing
                                       -------------    ------------------
 Net Sales                             $       6,624    $           14,755

Cost of Goods Sold

Materials and Freight                          3,436                 7,732
Wages - Hourly                                 1,190                 2,550
Wages-Salary                                     340                   660
Employee Benefits and Pension                    978                 1,856
 Repairs & Maintenance                           623                   977
Supplies                                         560                 1,148
Utilities                                        252                   497
Purchased Components/Services                    259                   524
Income(loss) from Pattern Sales                   (1)                   (0)
 Fixed Asset - (gain/loss)                         -                     -
 MIS Expense                                      36                    77
 Travel & Entertainment                            2                     2
 Other Variable Costs                            215                   554
 Depreciation & Amortization                     213                   427
 Other Allocated Fixed Costs                       -                     -
 Other Fixed Costs                               127                   251
                                       -------------    ------------------
Cost of Goods Sold                             8,229                17,254

Gross Profit                                  (1,606)               (2,500)

Plant SG&A Expense                                 0                     0
SG&A Expense - Allocation (Sched 1)              179                   358
 Other Operating Expenses                          -                     -
                                       -------------    ------------------
 Total Operating Expenses                        179                   358

 Operating Profit                             (1,785)               (2,858)

 Outside Interest Income                           -                     -
 Outside Interest (Expense)                        -                     -
 Intercompany Interest Income                      -                     -
 Intercompany Interest (Expense)                 (30)                  (41)
 Charges (From) Affiliates                         -                     -
 Charges To Affiliates                             -                     -
Income/Loss From European Operations

 Other Income/(Expense)                            0                     0
                                       -------------    ------------------
 Total Non-Operating Expenses                    (30)                  (41)

 Income Before Income Taxes                   (1,815)               (2,899)

 Income Tax Expense                                -                     -
                                       -------------    ------------------
 Net Income                            $      (1,815)   $           (2,899)
                                       =============    ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                              November
                                             ----------
Officer Compensation                         $  188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric,Phone)                     6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                             ----------
                                             $4,907,317
                                             ==========

Allocation:
Wagner Castings                              $  177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                             ----------
Total                                        $4,907,317
                                             ==========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                             CASE #04-67606
                                             --------------
                                               LYNCHBURG
                                                FOUNDRY
                                             --------------
Cash And Equivalents                         $            0
Accounts Receivable                                   5,193
Short-Term Intercompany Receivables                       6
Inventories                                           4,707
Other Current Assets                                      4
                                             --------------
   TOTAL CURRENT ASSETS                               9,910

Land and Buildings                                   21,069
 Machinery & Equipment                               60,870
 Construction In Progress                               296
                                             --------------
 Total Fixed Assets                                  82,235
 Accumulated Depreciation                           (66,871)
                                             --------------
    NET FIXED ASSETS                                 15,364

 Investment In Subsidiaries                               0
Investment In European Operations                         0
 Long-Term Intercompany Receivables                   4,977
 Deferred Taxes, Long-Term Asset                          0
 Other Assets                                           232
                                             --------------

    TOTAL ASSETS                             $       30,483
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $          377
Wages and Salaries  (See schedule)                      529
Taxes Payable - (See schedule)                          176
                                             --------------
  TOTAL POST PETITION LIABILITIES                     1,082

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                             0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                     0
 Accrued Tax - State                                      0
 Accrued Property Taxes                                   0
 Accrued Workers Comp.                                2,073
 Accrued Payroll                                          0
Accrued Payroll Taxes

                                             --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            2,073

UNSECURED LIABILITIES
Accounts Payable                                      7,574
IDR Bonds                                                 0
                                             --------------
TOTAL UNSECURED LIABILITIES                           7,574

OTHER LIABILITIES
Accrued Liabilities                                   2,815
Short-Term Intercompany Payables                         11
Capital Leases                                            0
 Retirement Benefits                                   (925)
 Deferred Taxes - Long-Term Liability                     0
 Other Long-Term Liabilities                          2,341
 Long-Term Intercompany Payables                          0

                                             --------------
 TOTAL LIABILITIES                                   14,971

Common Stock                                              0
Capital In Excess Of Par Value                            0
Retained Earnings - Prepetition                      18,411
Retained Earnings - Post Petition                    (2,899)
Equity In European Operations                             0
Accumulated Translation Adjustment                        0
Minimum Pension Liability Adjustment                      0
Unearned Restricted Stock                                 0
                                             --------------
TOTAL SHAREHOLDER EQUITY                             15,512

                                             --------------
 TOTAL LIABILITIES AND EQUITY                $       30,483
                                             ==============

PERIOD ENDED: 11-30-04       LYNCHBURG FOUNDRY (ARCHER CREEK)     CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                Balance
                                                 as of      Accrued /    Payments /     as of
                                              10/31/2004    Withheld      Deposits    11/30/04
                                              ----------   -----------   ----------   ---------
Income tax withheld: Federal                  $        0   $  (193,274)  $  198,826   $   5,552
Income tax withheld: State                             0       (74,272)      81,721       7,449
Income tax withheld: Local                             0             0            0           0
FICA Withheld                                       (760)     (121,516)     132,136       9,860
Employers FICA                                   (56,671)     (137,426)     132,136     (61,960)
Unemployment Tax: Federal                         (7,462)         (245)           0      (7,707)
Unemployment Tax: State                          (15,927)       (1,430)           0     (17,357)
All Other Payroll W/H                            (30,846)      (85,328)      86,258     (29,916)

State Taxes: Inc./Sales/Use/Excise               (39,750)       (5,458)         831     (44,376)
Property Taxes                                   (26,637)      (26,895)      53,270        (262)

Workers Compensation                             (35,500)            0            0     (35,500)
                                              ----------   -----------   ----------   ---------

Total                                         $ (213,552)  $  (645,844)  $  685,179   $(174,217)

Wages and Salaries                              (494,844)   (1,623,020)   1,588,452    (529,412)
                                              ----------   -----------   ----------   ---------

Grand Total                                   $ (708,396)  $(2,268,864)  $2,273,631   $(703,629)
                                              ==========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                   Total        0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                              $  377,171   $   313,446   $   63,725   $          0
Accounts Receivable                           $5,530,928   $ 5,440,559   $   71,356   $     19,013

PERIOD ENDED: 11-30-04          LYNCHBURG FOUNDRY (RADFORD)       CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                Balance
                                                 as of      Accrued /    Payments /     as of
                                              10/31/2004    Withheld      Deposits    11/30/04
                                              ----------   -----------   ----------   ---------
Income tax withheld: Federal                  $        0   $    (1,446)  $    1,446   $       0
Income tax withheld: State                             0          (629)         629           0
Income tax withheld: Local                             0             0            0           0
FICA Withheld                                          0        (1,012)       1,012           0
Employers FICA                                         0        (1,012)       1,012           0
Unemployment Tax: Federal                              0             0            0           0
Unemployment Tax: State                                0             0            0           0
All Other Payroll W/H                             (1,296)       (1,321)         855      (1,762)

State Taxes: Inc./Sales/Use/Excise                     0             0            0           0
Property Taxes                                         0          (491)           0        (491)

Workers Compensation                                   0             0            0           0
                                              ----------   -----------   ----------   ---------
Total                                         $   (1,296)  $    (5,911)  $    4,954   $  (2,254)

Wages and Salaries                                  (832)          832            0           0
                                              ----------   -----------   ----------   ---------
Grand Total                                   $   (2,128)  $    (5,079)  $    4,954   $  (2,254)
                                              ==========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                        Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable - Post Petition               $       0    $       0    $          0
Accounts Receivable -Pre & Post                $       0    $       0      121,354.20

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                                         MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                       CASE # 04-67606
                                                              LYNCHBURG FOUNDRIES - ARCHER CREEK
                                        --------------------------------------------------------------------------------
             ACCOUNT TYPE               LOCKBOX 77314     DEPOSIT        AP       PR (HOURLY)   PR (SALARY)
              ACCOUNT #                   1599583       5401086466   2770716393   2770716385    2770716690
                 BANK                     Bank One      Stan. Fed.   Stan. Fed.   Stan. Fed.    Stan. Fed.       Total
BEGINNING BANK BALANCE                              -            -            -             -             -            -
RECEIPTS                                          902    3,656,344            -             1             -    3,657,247
TRANSFERS IN  (CORPORATE)                           -            -    1,502,749     1,544,752       312,380    3,359,881
DIP INFLOW                                          -            -            -             -             -            -
DISBURSEMENTS                                       -            -   (1,502,749)   (1,544,753)     (312,380)  (3,359,882)
TRANSFERS OUT (CORPORATE)                        (902)  (3,656,344)           -             -             -   (3,657,246)
DIP REPAYMENT                                       -            -            -             -             -            -
                                        -------------   ----------   ----------   -----------   -----------   ----------
ENDING BANK BALANCE                                 -            -            -             -             -         0.00

WIRES PAID FOR BY CORPORATE                                           4,481,462                                4,481,462
CHECKS ISSUED                                                         1,440,540
                                                                     ----------
TOTAL DISBURSEMENTS (SEE
 TOTAL DISBURSEMENTS
  RECONCILIATION)                                                    $5,922,002
                                                                     ==========

OUTSTANDING CHECKS AS OF
 OCTOBER 31                                                             445,324
VOIDED CHECKS OUTSTANDING AS OF
 OCTOBER 31                                                                   -
CHECKS ISSUED IN NOVEMBER                                             1,440,540
CHECK CLEARED IN NOVEMBER                                            (1,502,441)  $ 308.79 related to prepetition checks
                                                                     ----------   clearing.
OUTSTANDING CHECKS AS OF
 NOVEMBER 30 (SEE
 OUTSTANDING CHECKLIST)                                              $  383,423
                                                                     ==========

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------                              -------------------
ACADEMY OF FINE ARTS                                         $               200
ADVANCE MACHINE & ENG CO.                                                  1,089
ADVANCED CARBIDE TOOL                                                      2,743
ADVANCED TECH. SERVICE BUREAU                                                200
AETNA U.S. HEALTHCARE                                                     13,510
AFP INDUSTRIES                                                               647
AIRGAS MID-AMERICA                                                         1,417
ALABAMA BY-PRODUCTS                                                      390,121
ALLOR MFG                                                                  2,751
ALLTEL                                                                       290
AMERICAN & OHIO LOCOMOTIVE                                                 2,213
AMERICAN CANCER SOCIETY                                                      100
AMERICAN ELECTRIC MOTORS                                                   1,062
AMERICAN ELECTRIC POWER                                                  129,555
AMERICAN HEART ASSOCIATION                                                   500
AMERIGAS - LYNCHBURG-MONROE                                               10,400
AMX PERFORMANCE CO                                                           530
AP GREEN INDUSTRIES                                                        6,509
APPARATUS REPAIR SERVICES                                                  1,700
APPLIED IND. TECHNOLOGIES                                                 15,152
APPOMATTOX GLASS & STOREFRONT                                                250
ARAMARK UNIFORM SERVICES                                                   2,569
ARCET EQUIPMENT                                                            1,356
ATLANTIC COAST TOYOTALIFT                                                  1,054
ATL-EAST TAG & LABEL                                                       1,020
AUTOCOM MANUFACTURING                                                    242,516
AUTOMOTIVE NEWS                                                              139
BANKS COMPANY                                                              2,221
BARKER-JENNINGS                                                            8,042
BEARDSLEY & PIPER                                                            377
BFI                                                                       20,000
BLUE RIDGE AREA FOOD BANK                                                    300
BMG METALS                                                                 5,566
BOULEVARD PROPERTIES                                                         821
BOXLEY AGGREGATES                                                          1,995
BRAMMER SAFETY SUPPLY                                                      8,034
BRC COMPANY                                                               14,636
BRENNTAG SOUTHEAST                                                         3,160
BWI DISTRIBUTION, INC                                                      1,310
C. H. ROBINSON WORLDWIDE, INC                                              3,000
CAMPBELL COUNTY TREASURER                                                 47,527
CAMPBELL-PAYNE                                                               480
CANDLER OIL                                                               20,294
CAPP, INC.                                                                    77
CARLTON GROUP                                                              3,323
CAROLINA FIREBRICK SPEC.                                                  25,975
CARTER MACHINERY                                                             108
CC METALS & ALLOYS                                                       129,918
CENTRAL VA FAMILY PHYSICIANS                                                 343
CHAMBERS, EUGENE                                                             100

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------                              -------------------
CHAMPION CHISEL WORKS                                                      3,295
CHARLOTTE GEN DISTRICT COURT                                                 172
CHICAGO FREIGHT CAR LEASING                                                7,155
CITY OF LYNCHBURG                                                            855
CLARENCE E. WILLIAMS                                                       5,594
COLUMBIA GAS                                                              41,743
COLUMBIA MARKING TOOLS                                                       504
COMMERCIAL GLASS & PLASTICS                                                   90
COMPRESSOR ENGINEERING CORP                                                   71
CONCORD RESCUE SQUAD                                                       1,500
CONSUMER DORIN ADAMS                                                      10,355
CONTROL CHIEF CORP                                                           492
CONTROL EQUIPMENT CO                                                       2,813
CRANE AMERICA SERVICES                                                       455
CROSS SALES & ENGINEERING                                                  1,105
DAVID J. JOSEPH                                                        2,941,000
DETEK                                                                      1,360
DM&E RAILROAD                                                             52,252
DODSON BROS. EXTERMINATING                                                   177
DYKE, GEORGE                                                                 100
EAGLITE CHEMICALS                                                          1,936
ECK SUPPLY                                                                 6,913
ELECTRONICS REPAIR CENTER                                                  2,275
ELKEM METALS                                                              74,520
ELY CRANE AND HOIST                                                       30,400
EMLEX CONSTRUCTION                                                        88,715
ENGINEERING CHEMISTRY                                                        841
EQUIPMENT MERCHANTS                                                       32,820
EQUIPMENT MERCHANTS                                                        2,295
EUTECTIC CORPORATION                                                         636
EXCEL TECHNOLOGIES                                                           104
F & S FINANCIAL MARKETING                                                    821
FAMILY SUPPORT REGISTRY                                                      529
FEARS UPHOLSTERY SHOP                                                        100
FEI LYNCHBURG #75                                                            104
FERBEE-JOHNSON CO                                                          5,841
FIRE & SAFETY EQUIPMENT                                                    1,380
FISHER AUTO PARTS                                                            729
FOLKS, MELANIE                                                               808
FOSECO                                                                    59,762
FOSTER ELECTRIC CO                                                         1,971
FREEMAN MFG & SUPPLY                                                         156
FRISCHKORN, INC                                                               94
G.E. CAPITAL                                                               7,108
GAS EQUIPMENT SUPPLY CO                                                       50
GEE, KIRKLIN                                                                  57
GENERAL KINEMATICS                                                         1,946
GEORGE W. MAYS                                                             5,227
GLOBAL STONE JAMES RIVER                                                   4,000
GLOBE METALLURGICAL                                                      189,005

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------                              -------------------
GRABEEL, DANIEL E.                                                         1,856
HA INTERNATIONAL                                                          34,283
HAJOCA CORPORATION                                                         1,672
HARBISON-WALKER REFRACTORIES                                               5,067
HERAEUS ELECTRO-NITE CO                                                    7,903
HERBERT L. BESKIN                                                          7,036
HILL AND GRIFFITH                                                         47,165
HOPKINS, WILLIAM D                                                           244
I.A.M. NATIONAL PENSION FUND                                               2,100
INDUSTRIAL SUPPLY CORP                                                    56,881
INTEGRATED MOTION                                                          1,300
INTERNATIONAL ASSOC                                                          424
INT-L SURFACE CORPORATION                                                  3,356
ISCO                                                                       3,625
JACKSON WANDA K                                                              397
JAMES D. ENGLISH                                                          11,116
JAMES RIVER EQUIPMENT                                                      6,202
JAMES T. DAVIS                                                             1,439
JDN LEASING                                                                7,000
JEFFERSON GALLERIES                                                        1,888
JESUS BARAJAS CARLOS                                                       2,415
JOHNSON DIVERSE/DUBOIS                                                     3,218
JOHNSTON, INC                                                                300
KENT RUDBECK                                                                 480
KEYENCE CORP. OF AMERICA                                                     329
KINDT COLLINS CO                                                             336
L. B. SMITH INC                                                              177
LAKES, KEVIN                                                                 131
LAWRENCE EQUIPMENT                                                         1,377
LEWIS, ANGELA V.                                                             369
LINDA TOMLIN                                                               1,285
LIVINGSTON AND HAVEN                                                         628
LYNCHBURG BRANCH NAACP                                                       375
M.D. MOODY & SONS                                                            377
MACDERMID INC                                                                169
MAGNETEK INDUSTRIAL CONTROLS                                                 465
MASTER GAGE                                                                1,900
MAYBERRY, SUSIE                                                              928
MCBRIDE BLACKBURN OPTICIANS                                                  190
MECHANICAL POWER                                                           3,440
MELLOT ENTERPRISES                                                         1,160
METSO MINTERALS IND                                                        7,748
MG WELDING SYSTEMS                                                           333
MIDWESCO, INC                                                             17,643
MILLER AND COMPANY LLC                                                   165,351
MOORE'S MACHINE CO                                                        17,626
MORRISETTE PAPER CO                                                          443
MOTION INDUSTRIES                                                         15,273
NATIONAL AUTO PARTS                                                        1,052
NOEL SYSTEMS                                                                  96

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                                           TOTAL DISBURSEMENTS
-------------------------------                              -------------------
OMNISOURCE FT WAYNE                                                       59,640
PALLETONE OF VA                                                            5,039
PATCHELL, KENNETH R.                                                         214
PATRICK HENRY BOYS & GIRLS                                                   280
PGS, INC                                                                     375
PIEDMONT FOUNDRY SUPPLY                                                  165,223
PORTER WARNER IND                                                         16,990
POTOMAC ENVIRONMENTAL                                                        836
POWELL'S TRUCK & EQUIPMENT                                                    76
PRECISION HYDRAULICS CO                                                    9,512
PROFORMA                                                                   2,424
QSI, INC                                                                     261
R.I. LAMPUS                                                               56,964
RAGE BULK SYSTEM LTD.                                                      1,898
RAMSEY, MARTHA                                                               817
REBECCA B. CONNELLY                                                          600
REXEL                                                                      2,184
RICHMOND SECURITY SERVICES                                                 9,396
RUBLE, GAIL                                                                   93
SAFETY-KLEEN                                                                 396
SALEM TOOLS                                                                1,676
SALVATION ARMY                                                               300
SERVICE PRINTING                                                             500
SHANAFELT MFG                                                              7,178
SHEPHERDS FABRICS & SUPLS                                                     53
SIMMS, DAVID                                                               2,299
SMITH SERVICES                                                            28,351
SOUTHERN AIR                                                               1,410
SOUTHERN MAINTENANCE SUPPLY                                                2,401
SOUTHSIDE FINANCIAL SERVICES                                                 668
SPECIALTY FOUNDRY PRODUCTS                                                 7,879
STAHL, INC                                                                   676
STERICYCLE INC                                                               299
SUPERIOR GRAPHITE                                                         20,093
T. H. COMMUNICATIONS                                                         460
TAYLOR BROTHERS                                                            1,445
TENNANT COMPANY                                                              250
THE MASA CORP                                                                765
THOMPSON TRUCKING                                                         30,590
TICE - ANDERSON, PATSY                                                        70
TOMLIN, JOSEPH E.                                                          5,072
TRANSFORMER ELECTRIC CO                                                    4,100
TRANSMAN                                                                  38,329
TREASURER OF VA                                                           16,876
TUSCOLA SAGINAW BAY RAILWAY                                               62,118
UGS PLM SOLUTIONS                                                            189
UMETCO INC                                                                38,430
UNITED HYDRAULICS INC                                                      8,105
UNITED RENTALS                                                               800
UNITED WAY OF CENTRAL VA                                                   1,993

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
NOVEMBER 2004

            Vendor                                           Total Disbursements
-------------------------------                              -------------------
VA CAROLINA BELTING                                                        9,600
VA DEPT OF TAX                                                             1,081
VA FLUID POWER                                                               278
VALLEY FASTENERS                                                           2,224
VBS                                                                        3,404
VERIZON                                                                    1,969
VIRGINIA POWER ENERGY MARKETING                                           59,755
W.E.L. ENTERPRISES                                                        10,193
WENDT DUNNINGTON                                                             348
WESTERN BRANCH DIESEL                                                        105
WEXFORD SAND COMPANY                                                       8,816
WHEELABRATOR ABRASIVES                                                    30,580
WINGFOOT LLC TIRE SYSTEMS                                                  1,832
XEROX CORPORATION                                                          1,236
XPEDX                                                                      6,321
X-RITE                                                                        79
YALE INSPECTION SERVICES                                                   1,596
                                                             -------------------

TOTALS                                                       $         5,922,002
                                                             ===================

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 11/30/04

ARCHER CREEK - NOVEMBER BANK RECONCILIATION

Bank Balance                                               $        -

Actual Outstanding Checks                                  383,423.32

Unadjusted GL Balance                                      337,370.99
                                                           ----------

Manual checks cut in November and not booked
until December. Rectified in December.                     $46,052.33
                                                           ==========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

CHECK        DATE           OUTSTANDING
15418      10/8/2004              28.35
15419      10/8/2004              85.61
15421      10/8/2004              28.35
15430     10/11/2004              52.67
15447     10/14/2004              42.76
15452     10/15/2004             296.64
15470     10/15/2004             518.33
15555     10/22/2004              48.50
15703      11/4/2004              71.19
15728      11/5/2004             335.59
15747      11/5/2004             820.77
15753      11/5/2004             945.22
15761      11/5/2004              42.15
15796     11/10/2004             400.00
15798     11/10/2004              23.68
15830     11/12/2004           2,415.00
15840     11/12/2004             958.26
15858     11/12/2004             667.82
15875     11/15/2004             332.08
15876     11/15/2004              20.91
15877     11/15/2004           2,376.00
15879     11/15/2004           1,445.00
15882     11/15/2004             869.40
15884     11/15/2004           1,159.69
15886     11/15/2004              27.12
15887     11/15/2004           2,369.08
15895     11/16/2004             566.73
15902     11/17/2004             375.26
15909     11/17/2004             189.83
15911     11/17/2004           1,966.85
15912     11/17/2004             210.07
15914     11/18/2004             495.00
15929     11/18/2004           2,143.98
15960     11/18/2004             347.75
15964     11/18/2004             343.00
15967     11/18/2004           1,856.18
15975     11/18/2004             255.44
15981     11/18/2004              11.30
15982     11/18/2004             737.57
15986     11/18/2004          25,975.00
15988     11/18/2004          41,742.50
15995     11/19/2004           1,277.10
15997     11/19/2004             879.06
15998     11/19/2004             300.00
15999     11/19/2004             600.00
16000     11/19/2004             220.00
16001     11/19/2004             110.00
16002     11/19/2004             731.64
16003     11/22/2004           5,992.22
16006     11/22/2004          14,065.00
16007     11/22/2004           3,625.00
16009     11/22/2004           1,208.46
16010     11/22/2004           6,976.40
16011     11/22/2004             177.00
16012     11/22/2004             617.76

OUTSTANDING CHECK LIST

CHECK        DATE           OUTSTANDING
16013     11/22/2004             355.65
16014     11/22/2004           1,310.00
16015     11/22/2004              76.30
16016     11/22/2004             278.11
16017     11/22/2004             249.78
16018     11/22/2004             140.34
16021     11/22/2004             328.00
16024     11/23/2004           2,184.00
16025     11/23/2004          34,131.97
16026     11/23/2004             106.00
16027     11/23/2004             360.00
16028     11/23/2004             110.00
16029     11/23/2004              11.34
16030     11/23/2004           1,339.40
16031     11/23/2004             638.85
16032     11/24/2004           2,055.00
16047     11/24/2004             371.31
16048     11/24/2004              90.00
16050     11/24/2004             275.25
16051     11/24/2004             840.50
16052     11/24/2004             199.78
16054     11/24/2004              94.29
16059     11/24/2004           3,500.00
16061     11/24/2004           3,439.74
16064     11/24/2004             236.52
16066     11/24/2004             675.86
16067     11/24/2004             189.00
16068     11/24/2004           5,186.79
16069     11/24/2004             800.00
16070     11/24/2004             718.36
16071     11/24/2004           5,062.50
16075     11/24/2004           7,036.00
16077     11/24/2004          11,116.22
16080     11/24/2004             600.00
16081     11/24/2004              93.16
16082     11/24/2004              84.38
16083     11/24/2004           4,358.76
16084     11/24/2004           1,992.75
16087     11/24/2004              50.00
16088     11/24/2004              50.00
16089     11/24/2004          47,526.85
16092     11/24/2004             260.00
16093     11/24/2004             444.62
16094     11/24/2004             854.74
16095     11/24/2004              13.51
16096     11/24/2004           1,146.16
16097     11/24/2004             300.49
16098     11/24/2004             226.60
16099     11/24/2004             257.07
16100     11/24/2004             250.00
16101     11/24/2004           1,644.00
16102     11/24/2004              27.04
16103     11/24/2004             206.03
16104     11/24/2004             267.65
16105     11/24/2004          32,820.00
16106     11/24/2004              41.70
16107     11/24/2004             259.31

OUTSTANDING CHECK LIST

CHECK        DATE           OUTSTANDING
16108     11/29/2004          25,379.55
16109     11/29/2004           3,172.07
16110     11/29/2004           1,900.00
16111     11/29/2004           1,104.52
16112     11/29/2004             280.94
16113     11/29/2004        $    187.95
16114     11/29/2004             261.50
16115     11/29/2004              64.13
16116     11/29/2004             298.80
16117     11/29/2004             250.00
16119     11/29/2004             729.23
16120     11/29/2004          37,021.34
16121     11/29/2004              60.75
16122     11/30/2004              85.58
16123     11/30/2004             336.49
16124     11/30/2004             659.52
16125     11/30/2004           1,353.00
16126     11/30/2004           2,120.00
16168     11/28/2004        $    500.00
                            -----------

Outstanding Checks           383,423.32

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                                         MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                            CASE # 04-67606
                                          LYNCHBURG FOUNDRY CO
                                        ------------------------
       ACCOUNT TYPE                     DEPOSITORY
         ACCOUNT #                         1096643
           BANK                          Bank One         TOTAL
BEGINNING BANK BALANCE                           -             -
RECEIPTS                                    25,900        25,900
TRANSFERS IN (CORPORATE)                         -             -
DIP INFLOW                                       -             -
DISBURSEMENTS                                    -             -
TRANSFERS OUT (CORPORATE)                  (25,900)      (25,900)
DIP REPAYMENT                                    -             -
                                        ----------       -------
ENDING BANK BALANCE                              -             -

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                                         MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                              CASE # 04-67606
                                                         LYNCHBURG (RADFORD FOUNDRY)
                            --------------------------------------------------------------------------------------
      ACCOUNT TYPE                       AP                       PR (HOURLY)              PR (SALARY)
       ACCOUNT #                     2770716419                    2770716401              2770716708
          BANK              Standard Federal - Inactive   Standard Federal - Inactive   Standard Federal    TOTAL
BEGINNING BANK BALANCE                                -                             -                  -         -
RECEIPTS                                              -                             -                  -         -
TRANSFERS IN  (CORPORATE)                             -                             -             13,652    13,652
DIP INFLOW                                            -                             -                  -         -
DISBURSEMENTS                                         -                             -            (13,652)  (13,652)
TRANSFERS OUT (CORPORATE)                             -                             -                  -         -
DIP REPAYMENT                                         -                             -                  -         -
                            ---------------------------   ---------------------------   ----------------   -------
ENDING BANK BALANCE                                   -                             -                  -         -

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.    Capacity:          ___  Shareholder
      Case Number: 04-67606                         ___  Officer
                                                    ___  Director
                                                    ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly            or               Monthly

                                  _______                            _______

CURRENT BENEFITS PAID:            Weekly            or               Monthly

        Health Insurance          _______                            _______

        Life Insurance            _______                            _______

        Retirement                _______                            _______

        Company Vehicle           _______                            _______

        Entertainment             _______                            _______

        Travel                    _______                            _______

        Other Benefits            _______                            _______

        Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:       Weekly           or               Monthly

        Rent Paid                 _______                            _______

        Loans                     _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly           or               Monthly

                                  _______                            $     0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

           Intermet Corporation and Subsidiaries         Lynchburg Foundry, Inc.
              Schedule of In-Force Insurance             Case Number: 04-67606

 POLICY COVERAGE         CARRIER          POLICY PERIOD
-----------------     --------------    ----------------
Property                      Lloyds    11/1/04-11/01/05
Boiler/Machine              Hartford    11/1/04-11/01/05
Cargo                 Fireman's Fund    11/1/04-11/01/05
Truck Cargo           Fireman's Fund    11/1/04-11/01/05

Aviation                       USAIG    11/1/04-11/01/05

Fiduciary                   St. Paul    11/1/04-11/01/05

Primary D&O                 St. Paul    11/1/04-11/01/05
Excess D&O                     Chubb    11/1/04-11/01/05
Side A                  Platte River    11/1/04-11/01/05

Crime                           Gulf     11/1/04-12/1/04

General Liability     Liberty Mutual    11/1/04-12/22/04
Umbrella              National Union    11/1/04-12/22/04

Work Comp             Liberty Mutual    11/1/04-12/22/04
Excess Work Comp      Liberty Mutual    11/1/04-12/22/04

Auto                  Liberty Mutual    11/1/04-12/22/04

Foreign (DIC)         Liberty Mutual    11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]   Operating Statement                         (Form 2)

        [X]   Balance Sheet                               (Form 3)

        [X]   Summary of Operations                       (Form 4)

        [X]   Monthly Cash Statement                      (Form 5)

        [X]   Statement of Compensation                   (Form 6)

        [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                          YES [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                          YES [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                          YES [X]    NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]    NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                          YES [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004             /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer     (248) 952-2500
                                     -----------------------     --------------
                                     Title                       Phone

INTERMET CORP. AND SUBSIDIARIES
OPERATING STATEMENT
FOR THE MONTH ENDED 11-30-04
($000'S)

                                                            CASE #04-67608
                                                               NORTHERN
                                                               CASTINGS
                                                 --------------------------------------
                                                 Current Month       Total Since Filing
                                                 -------------       ------------------
 Net Sales                                         $ 1,370                $ 2,724
Cost of Goods Sold
Materials and Freight                                  536                  1,008
Wages - Hourly                                         199                    412
Wages-Salary                                            81                    161
Employee Benefits and Pension                          105                    211
 Repairs & Maintenance                                  53                     95
Supplies                                                72                    152
Utilities                                              120                    236
Purchased Components/Services                           37                     63
Income(loss) from Pattern Sales                        (70)                   (70)
 Fixed Asset - (gain/loss)                               -                      -
 MIS Expense                                            11                     27
 Travel & Entertainment                                  1                      1
 Other Variable Costs                                   44                    102
 Depreciation & Amortization                            41                     82
 Other Allocated Fixed Costs                             -                      -
 Other Fixed Costs                                      17                     34
                                                   -------                -------
Cost of Goods Sold                                   1,247                  2,514
Gross Profit                                           123                    210
Plant SG&A Expense                                       -                      -
SG&A Expense - Allocation (Sched 1)                     47                     94
 Other Operating Expenses                                -                      -
                                                   -------                -------
 Total Operating Expenses                               47                     94
 Operating Profit                                       76                    116
 Outside Interest Income                                 -                      -
 Outside Interest (Expense)                              -                      -
 Intercompany Interest Income                            -                      -
 Intercompany Interest (Expense)                        (1)                    (1)
 Charges (From) Affiliates                               -                      -
 Charges To Affiliates                                   -                      -
Income/Loss From European Operations
 Other Income/(Expense)                                  -                      -
                                                   -------                -------
 Total Non-Operating Expenses                           (1)                    (1)
 Income Before Income Taxes                             75                    115
 Income Tax Expense                                      1                      2
                                                   -------                -------
 Net Income                                        $    74                $   113
                                                   =======                =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                                          November
                                                        ------------
Officer Compensation                                    $   188,750
Salary Expense other Employees                            1,017,948
Employee Benefits and Pension                               132,427
Payroll Taxes                                                38,495
Other Taxes                                                  759.01
Rent and Lease Expense                                      175,759
Interest Expense
Insurance                                                    37,552
Automobile and Truck Expense                                 18,167
Utilities(Gas Electric,Phone)                                 6,437
Depreciation                                                 88,493
Travel and Entertainment                                     50,237
Repairs and Maintenance                                      65,952
Advertising/Promotion                                           258
Supplies, Office Expense                                     25,936

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                               131,192
Bank Fees                                                    19,003
Public Reporting Fees                                        16,000
Employee Relocation/Training                                  1,880
Data Processing                                              33,902
Dues and Subscriptions                                       12,683
Outside Services                                            135,172
Project Development Costs net of Billings                    64,668
Director Fees                                                25,333
Miscellaneous                                                 2,896
Professional Fees - Bankruptcy                            2,790,154
Cost Allocation - Out                                      (172,737)
                                                        -----------
                                                        $ 4,907,317
                                                        ===========
Allocation:

Wagner Castings                                         $   177,312
Northern Castings                                            46,825
Ironton Iron                                                      0
Lynchburg Foundry                                           179,333
Columbus Foundry                                            290,418
Wagner Havana                                                     0
Intermet U.S. Holdings                                      240,779
Cast-Matic Corp.                                             76,250
Diversified Diemakers                                       239,650
Ganton Technologies                                         155,833
Tool Products                                               127,416
Intermet Corporation                                      3,373,501
                                                        -----------
Total                                                   $ 4,907,317
                                                        ===========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                                           CASE #04-67608
                                                              NORTHERN
                                                              CASTINGS
                                                           --------------
Cash And Equivalents                                          $      0
Accounts Receivable                                              1,816
Short-Term Intercompany Receivables                                 75
Inventories                                                        522
Other Current Assets                                                 5
                                                              --------
   TOTAL CURRENT ASSETS                                          2,418

Land and Buildings                                               2,266
 Machinery & Equipment                                           8,609
 Construction In Progress                                           36
                                                              --------
 Total Fixed Assets                                             10,911
 Accumulated Depreciation                                       (9,115)
                                                              --------
    NET FIXED ASSETS                                             1,796

 Investment In Subsidiaries                                          0
Investment In European Operations                                    0
 Long-Term Intercompany Receivables                             11,123
 Deferred Taxes, Long-Term Asset                                     0
 Other Assets                                                      130
                                                              --------
    TOTAL ASSETS                                              $ 15,467
                                                              ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                              $     99
Wages and Salaries  (See schedule)                                  67
Taxes Payable - (See schedule)                                      29
                                                              --------
  TOTAL POST PETITION LIABILITIES                                  195

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                        0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                0
 Accrued Tax - State                                                 0
 Accrued Property Taxes                                             29
 Accrued Workers Comp                                               95
 Accrued Payroll                                                     0
Accrued Payroll Taxes
                                                              --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                         124

UNSECURED LIABILITIES
Accounts Payable                                                 1,805
IDR Bonds                                                            0
                                                              --------
TOTAL UNSECURED LIABILITIES                                      1,805

OTHER LIABILITIES
Accrued Liabilities                                                310
Short-Term Intercompany Payables                                     0
Capital Leases                                                       0
 Retirement Benefits                                                 0
 Deferred Taxes - Long-Term Liability                                0
 Other Long-Term Liabilities                                         0
 Long-Term Intercompany Payables                                     0
                                                              --------
 TOTAL LIABILITIES                                               2,434

Common Stock                                                         0
Capital In Excess Of Par Value                                   1,800
Retained Earnings - Prepetition                                 11,120
Retained Earnings - Post Petition                                  113
Equity In European Operations                                        0
Accumulated Translation Adjustment                                   0
Minimum Pension Liability Adjustment                                 0
Unearned Restricted Stock                                            0
                                                              --------
TOTAL SHAREHOLDER EQUITY                                        13,033
                                                              --------
 TOTAL LIABILITIES AND EQUITY                                 $ 15,467
                                                              ========

PERIOD ENDED: 11-30-04         NORTHERN CASTINGS CORP.            CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                   Balance
                                               as of             Accrued /          Payments /           as of
                                            10/31/2004           Withheld            Deposits          11/30/2004
                                            ----------          ----------          ----------         ----------
Income tax withheld: Federal                ($  4,815)          ($ 23,316)          $  24,459          ($  3,673)
Income tax withheld: State                     (2,220)            (10,718)             11,019             (1,919)
Income tax withheld: Local                          0                   0                   0                  0
FICA Withheld                                  (4,381)            (22,191)             21,833             (4,739)
Employers FICA                                 (4,340)            (16,700)             16,342             (4,698)
Unemployment Tax: Federal                       2,095                (682)              3,760              5,173
Unemployment Tax: State                             0                   0                   0                  0
All Other Payroll W/H                               0                   0                   0                  0
State Taxes: Inc./Sales/Use/Excise               (970)             (1,527)                  0             (2,497)
Property Taxes                                 (2,500)             (2,500)                  0             (5,000)
Workers Compensation                          (12,000)                  0                   0            (12,000)
                                            ---------           ---------           ---------          ---------
Total                                       ($ 29,131)          ($ 77,634)          $  77,413          ($ 29,352)
Wages and Salaries                            (60,906)            (30,138)             23,860            (67,185)
                                            ---------           ---------           ---------          ---------
Grand Total                                 ($ 90,037)          ($107,773)          $ 101,273          ($ 96,537)
                                            =========           =========           =========          =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                  Total             0-30 Days           30-60 Days         Over 60 Days
                                           ----------          -----------         -----------         ------------
Accounts Payable                           $   98,983          $   116,540         ($   17,557)
Accounts Receivable                        $1,930,788          $ 1,765,937          $  183,608          ($ 18,757)

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004
                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                               CASE # 04-67608
                                                                         NORTHERN CASTINGS (HIBBING)
                                              -----------------------------------------------------------------------------------
      ACCOUNT TYPE                            LOCKBOX 77122     DEPOSIT         AP        PR (HOURLY)    PR (SALARY)
        ACCOUNT #                                1261483       5401086458    2770716435    2770716427    2770716682
         BANK                                    Bank One      Stan. Fed.    Stan. Fed.    Stan. Fed.     Stan. Fed.    TOTAL
BEGINNING BANK BALANCE                                  -             -              -             -             -             -
RECEIPTS                                          113,549       366,756              -             -             -       480,304
TRANSFERS IN (CORPORATE)                                -             -        340,170       212,994        67,869       621,032
DIP INFLOW                                              -             -              -             -             -             -
DISBURSEMENTS                                           -             -       (340,170)     (212,994)      (67,869)     (621,032)
TRANSFERS OUT (CORPORATE)                        (113,549)     (366,756)             -             -             -      (480,304)
DIP REPAYMENT                                           -             -              -             -             -             -
                                                ---------      --------      ---------      --------       -------      --------
ENDING BANK BALANCE                                     -             -              -             -             -          0.00
WIRES PAID FOR BY CORPORATE                                                    664,849                                   664,849
CHECKS ISSUED                                                                  303,203
                                                                             ---------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                             $ 968,052
                                                                             =========
OUTSTANDING CHECKS AS OF OCTOBER 31                                             65,626
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                           -
CHECKS ISSUED IN NOVEMBER                                                      303,203
CHECK CLEARED IN NOVEMBER                                                     (340,170)
                                                                             ---------
OUTSTANDING CHECKS AS OF NOVEMBER 30 (SEE
 OUTSTANDING CHECKLIST)                                                      $  28,658
                                                                             =========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
NOVEMBER 2004

      VENDOR                              TOTAL DISBURSEMENTS
      ------                              -------------------
3 RIVERS                                       $ 10,197
ABRAHAMSON                                           61
ADVANCED TECHNOLIGIES                                11
AETNA                                             1,319
AIRGAS - NORTH CENTRAL                            1,870
ALTER TRADING CORPORATI                          90,000
AMERICAN COLLOID COMPAN                          27,432
AMERIPRIDE LINEN & APPA                           1,471
B & R ENGINEERING SALES                           2,151
BALDWIN SUPPLY, CO                                2,042
BARR ENGINEERING                                     15
BEAR COUNTRY MARKETING                            1,995
BEARDSLEY & PIPER LLC                             2,034
BECKSTROM                                            87
BEHR IRON & STEEL CO                            460,000
BOB SCOFIELD TRUCKING                            13,941
CARLSON SYSTEMS CORP                              1,297
CARPENTER BROTHERS, INC                             140
CARQUEST AUTO PARTS, IN                              20
CRI RECYCLING SERVICES                            1,955
DEPUTY REGISTRAR                                     40
DISA INDUSTRIES, INC                              6,875
DIXIE INDUSTRIAL FINISH                           2,522
ELKEM METALS, INC                                68,709
FASTENAL COMPANY                                  1,118
FERRELLGAS                                          969
G E CAPITAL                                       1,017
G&B MAINTENANCE SYSTEMS                             300
GIL-MAR MANUFACTURING                            22,160
GMP LOCAL                                         1,360
GUARANTEED QUALITY CLEA                           1,316
HENDRICKSON MILTON                                  350
HI TEMP INCORPORATED                              1,513
HICKMAN WILLIAMS & COMP                           1,060
I.R.B. INC.                                       1,518
INDUCTOTHERM                                      1,809
INDUSTRIAL LUBRI                                     98
IRS                                                 938
JASPER ENG. & EQUIP. CO                              77
KAMAN INDUSTRIAL TECHNO                           1,490
LAND INSTRUMENT                                     175
LARPEN METALLURGICAL SE                             783
LEKATZ MIKE                                          78
LINA                                                  8
LUCARELLI MARK                                       64
MARYLAND WIRE BELT                               11,996
MCMASTER_CARR SUPPLY CO                              93
METOKOTE CORPORATION                              5,846
MIDWEST COMPUTER DEPOT,                             240

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
NOVEMBER 2004

      VENDOR                              TOTAL DISBURSEMENTS
      ------                              -------------------
 MIELKE ELECTRIC WORKS,                               17
 MILLER AND COMPANY                               23,633
 MINNESOTA  CHILD SUPPORT                          6,900
 MINNESOTA BEARING COMPA                             117
 MINNESOTA DEPT. OF REVENUE                          701
 MINNESOTA INDUSTRIES                              2,430
 MINNESOTA POWER                                $112,319
 MINNESOTA SUPPLY COMPAN                           1,228
 MINN-TECH  ELECTRONICS                              159
 MORRIS MATERIAL HANDLIN                             445
 NATIONAL METAL ABRASIVE                           6,750
 NORTH STAR IMAGING, INC                           3,316
 NORTHERN BALANCE & SCAL                           2,171
 OCCUPATIONAL DEV. CENTE                           2,039
 OFFICE NORTH, INC.                                  494
 P & H MINE PRO SERVICES                              61
 PARAGON FINANCIAL GROUP                             175
 PITNEY BOWES                                        243
 PROFORMA                                            678
 PROVIDENT LIFE                                      356
 PURCHASE POWER                                      519
 QUICK                                               167
 R. E. NICHOLSON VENTURE                             350
 RANGE STEEL FABRICATORS                             701
 RDN LLC                                           3,894
 ROADWAY EXPRESS                                   2,285
 SECURITAS SEC SERV USA,                             403
 SIM SUPPLY, INC.                                     37
 SMITH BRUCE                                       2,184
 ST. LOUIS COUNTY                                 12,000
 SULLIVAN CANDY & SUPPLY                             600
 TDS METROCOM                                        520
 THERMO ELECTRON SCIENTI                             330
 TRANSMAN                                          3,158
 TRIMARK INDUSTRIAL                                   49
 TRITEC OF MN. INC.                                2,619
 UNIMIN CORPORATION                               11,490
 VERIZON WIRELESS                                     46
 VICKERS ENG.                                      9,912
                                                --------
TOTALS                                          $968,052
                                                ========

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 11/30/04

HIBBING - NOVEMBER BANK RECONCILIATION

Bank Balance                                    $         -
Actual Outstanding Checks                         28,657.86
Unadjusted GL Balance                             17,643.00
                                                -----------
Various reconciling items.
Rectified in December.                          $ 11,014.86
                                                ===========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

CHECK                               DATE                        OUTSTANDING
 75579                            11/17/2004                   $       80.85
 75592                            11/18/2004                           14.54
 75603                            11/18/2004                          991.83
 75616                            11/19/2004                        1,188.47
 75622                            11/23/2004                       11,995.50
 75623                            11/23/2004                        2,284.67
 75626                            11/23/2004                        2,521.93
 75627                            11/24/2004                           50.00
 75628                            11/24/2004                          151.05
 75629                            11/24/2004                          249.35
 75631                            11/24/2004                          396.00
 75636                            11/24/2004                           11.00
 75642                            11/24/2004                        1,468.30
 75643                            11/24/2004                          240.00
 75644                            11/24/2004                          158.80
 75645                            11/24/2004                           71.68
 75647                            11/24/2004                          350.00
 75652                            11/29/2004                          329.09
 75653                            11/29/2004                        1,927.80
 75654                            11/29/2004                          346.50
 75655                            11/30/2004                        1,330.00
 75656                            11/30/2004                        2,170.50
 75658                            11/30/2004                          330.00
                                                               -------------
Outstanding Checks                                             $   28,657.86

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    NORTHERN CASTINGS CORP.       Capacity:         ___      Shareholder
         CASE NUMBER:  04-67608                          ___      Officer
                                                         ___      Director
                                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or           Monthly

                                       _______                        _______

CURRENT BENEFITS PAID:                 Weekly            or           Monthly

         Health Insurance              _______                        _______

         Life Insurance                _______                        _______

         Retirement                    _______                        _______

         Company Vehicle               _______                        _______

         Entertainment                 _______                        _______

         Travel                        _______                        _______

         Other Benefits                _______                        _______

         Total Benefits                _______                        _______

CURRENT OTHER BENEFITS PAID:           Weekly            or           Monthly

         Rent Paid                     _______                        _______

         Loans                         _______                        _______

         Other (Describe)              _______                        _______

         Other (Describe)              _______                        _______

         Other (Describe)              _______                        _______

         Total Other Payments          _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or           Monthly

                                       _______                        $   0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

Intermet Corporation and Subsidiaries              Northern Castings Corporation
    Schedule of In-Force Insurance                     Case Number: 04-67608

POLICY COVERAGE                                 CARRIER                               POLICY PERIOD
---------------                              --------------                          ----------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67613
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDBURY, INC.                               )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X     Operating Statement                         (Form 2)

         X     Balance Sheet                               (Form 3)

         X     Summary of Operations                       (Form 4)

         X     Monthly Cash Statement                      (Form 5)

         X     Statement of Compensation                   (Form 6)

         X     Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                         YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                         YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                         YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                         YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                         YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004             /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer      (248) 952-2500
                                     -----------------------      --------------
                                     Title                        Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                                CASE # 04-67613
                                                                    SUDBURY
                                                                      INC.
                                                    -----------------------------------------
                                                    Current Month          Total Since Filing
                                                    -------------          ------------------
 Net Sales                                              $   0                     $   0

Cost of Goods Sold
Materials and Freight                                       -                         -
Wages - Hourly                                              -                         -
Wages-Salary                                                -                         -
Employee Benefits and Pension                               -                         -
 Repairs & Maintenance                                      -                         -
Supplies                                                    -                         -
Utilities                                                   -                         -
Purchased Components/Services                               -                         -
Income(loss) from Pattern Sales                             -                         -
 Fixed Asset - (gain/loss)                                  -                         -
 MIS Expense                                                -                         -
 Travel & Entertainment                                     -                         -
 Other Variable Costs                                       -                         -
 Depreciation & Amortization                               59                       118
 Other Allocated Fixed Costs                                -                         -
 Other Fixed Costs                                          -                         -
                                                        -----                     -----
Cost of Goods Sold                                         59                       118

Gross Profit                                              (59)                     (118)

Plant SG&A Expense                                          -                         -
SG&A Expense - Allocation (Sched 1)                         -                         -
 Other Operating Expenses                                   -                         -
                                                        -----                     -----
 Total Operating Expenses                                   -                         -

 Operating Profit                                         (59)                     (118)
 Outside Interest Income                                    -
 Outside Interest (Expense)                                 -
 Intercompany Interest Income                               -
 Intercompany Interest (Expense)                           (4)                       (8)
 Charges (From) Affiliates                                  -                         -
 Charges To Affiliates                                      -                         -
Income/Loss From European Operations
 Other Income/(Expense)                                     -                         -
                                                        -----                     -----
 Total Non-Operating Expenses                              (4)                       (8)
 Income Before Income Taxes                               (63)                     (126)

 Income Tax Expense                                         -                         -
                                                        -----                     -----
 Net Income                                            ($  63)                   ($ 126)
                                                        =====                     =====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                                               November
                                                             -----------
Officer Compensation                                         $   188,750
Salary Expense other Employees                                 1,017,948
Employee Benefits and Pension                                    132,427
Payroll Taxes                                                     38,495
Other Taxes                                                       759.01
Rent and Lease Expense                                           175,759
Interest Expense
Insurance                                                         37,552
Automobile and Truck Expense                                      18,167
Utilities(Gas Electric,Phone)                                      6,437
Depreciation                                                      88,493
Travel and Entertainment                                          50,237
Repairs and Maintenance                                           65,952
Advertising/Promotion                                                258
Supplies, Office Expense                                          25,936

OTHER:
Contributions                                                          0
Professional Fees - Audit/Tax                                    131,192
Bank Fees                                                         19,003
Public Reporting Fees                                             16,000
Employee Relocation/Training                                       1,880
Data Processing                                                   33,902
Dues and Subscriptions                                            12,683
Outside Services                                                 135,172
Project Development Costs net of Billings                         64,668
Director Fees                                                     25,333
Miscellaneous                                                      2,896
Professional Fees - Bankruptcy                                 2,790,154
Cost Allocation - Out                                           (172,737)
                                                             -----------
                                                             $ 4,907,317
                                                             ===========

Allocation:
Wagner Castings                                              $   177,312
Northern Castings                                                 46,825
Ironton Iron                                                           0
Lynchburg Foundry                                                179,333
Columbus Foundry                                                 290,418
Wagner Havana                                                          0
Intermet U.S. Holdings                                           240,779
Cast-Matic Corp.                                                  76,250
Diversified Diemakers                                            239,650
Ganton Technologies                                              155,833
Tool Products                                                    127,416
Intermet Corporation                                           3,373,501
                                                             -----------
Total                                                        $ 4,907,317
                                                             ===========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                                           CASE # 04-67613
                                                           ---------------
                                                               SUDBURY
                                                                 INC.
                                                           ---------------
Cash And Equivalents                                          $      0
Accounts Receivable                                                  7
Short-Term Intercompany Receivables                                  0
Inventories                                                          0
Other Current Assets                                                 0
                                                              --------
   TOTAL CURRENT ASSETS                                              7

Land and Buildings                                              (2,294)
 Machinery & Equipment                                         (44,148)
 Construction In Progress                                            0
                                                              --------
 Total Fixed Assets                                            (46,442)
 Accumulated Depreciation                                       50,770
                                                              --------
    NET FIXED ASSETS                                             4,328

 Investment In Subsidiaries                                          0
Investment In European Operations                                    0
 Long-Term Intercompany Receivables                             12,860
 Deferred Taxes, Long-Term Asset                                     0
 Other Assets                                                   58,366
                                                              --------
    TOTAL ASSETS                                              $ 75,561
                                                              ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                              $      0
Wages and Salaries  (See schedule)                                   0
Taxes Payable - (See schedule)                                       0
                                                              --------
  TOTAL POST PETITION LIABILITIES                                    0

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                                        0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                           (2,031)
 Accrued Tax - State                                                 0
 Accrued Property Taxes                                             47
 Accrued Workers Comp                                                0
 Accrued Payroll                                                     0
Accrued Payroll Taxes                                                0
                                                              --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      (1,984)

UNSECURED LIABILITIES
Accounts Payable                                                     2
IDR Bonds                                                            0
                                                              --------
TOTAL UNSECURED LIABILITIES                                          2

OTHER LIABILITIES
Accrued Liabilities                                                  2
Short-Term Intercompany Payables                                     0
Capital Leases                                                       0
 Retirement Benefits                                                 0
 Deferred Taxes - Long-Term Liability                                0
 Other Long-Term Liabilities                                         0
 Long-Term Intercompany Payables                                64,307
                                                              --------
 TOTAL LIABILITIES                                              62,327

Common Stock                                                         0
Capital In Excess Of Par Value                                  86,100
Retained Earnings - Prepetition                                (72,740)
Retained Earnings - Post Petition                                 (126)
Equity In European Operations                                        0
Accumulated Translation Adjustment                                   0
Minimum Pension Liability Adjustment                                 0
Unearned Restricted Stock                                            0
                                                              --------
TOTAL SHAREHOLDER EQUITY                                        13,234
                                                              --------
 TOTAL LIABILITIES AND EQUITY                                 $ 75,561
                                                              ========

PERIOD ENDED: 11-30-04          SUDBURY INC.                      CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                            Balance
                                               as of          Accrued/         Payments/          as of
                                            10/31/2004        Withheld         Deposits         11/30/2004
                                            ----------        --------         --------         ----------
Income tax withheld: Federal                 $   0              $   0            $   0             $   0
Income tax withheld: State                   $   0              $   0            $   0             $   0
Income tax withheld: Local                   $   0              $   0            $   0             $   0
FICA Withheld                                $   0              $   0            $   0             $   0
Employers FICA                               $   0              $   0            $   0             $   0
Unemployment Tax: Federal                    $   0              $   0            $   0             $   0
Unemployment Tax: State                      $   0              $   0            $   0             $   0
All Other Payroll W/H                        $   0              $   0            $   0             $   0
                                             $   0              $   0            $   0             $   0
State Taxes: Inc./Sales/Use/Excise           $   0              $   0            $   0             $   0
Property Taxes                               $   0              $   0            $   0             $   0
                                             $   0
Workers Compensation                             0                  0                0                 0
                                             -----              -----            -----             -----
Total                                        $   0              $   0            $   0             $   0

Wages and Salaries                               0                  0                0                 0
                                             -----              -----            -----             -----

Grand Total                                  $   0              $   0            $   0             $   0
                                             =====              =====            =====             =====

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                0-30 Days          30-60 Days     Over 60 Days
Accounts Payable                              $  0               $   0           $    0
Accounts Receivable                           $  0               $   0           $7,000

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004
                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                        CASE # 04-67613
                                                          SUDBURY, INC.
                                    -------------------------------------------------------
      ACCOUNT TYPE                    INVESTMENT             INVESTMENT
       ACCOUNT #                     413046662076           413046663076
         BANK                       Morgan Stanley         Morgan Stanley            TOTAL
BEGINNING BANK BALANCE                  293,357                 1,847               295,204
RECEIPTS                                    394                     2                   396
TRANSFERS IN (CORPORATE)                      -                     -                     -
DIP INFLOW                                    -                     -                     -
DISBURSEMENTS                                 -                     -                     -
TRANSFERS OUT (CORPORATE)                     -                     -                     -
DIP REPAYMENT                                 -                     -                     -
                                        -------                 -----               -------
ENDING BANK BALANCE                     293,751                 1,849               295,600

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    SUDBURY, INC.             Capacity:      ___      Shareholder
         Case Number: 04-67613                    ___      Officer
                                                  ___      Director
                                                  ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or           Monthly

                                       ________                       _______

CURRENT BENEFITS PAID:                 Weekly            or           Monthly

         Health Insurance              _______                        _______

         Life Insurance                _______                        _______

         Retirement                    _______                        _______

         Company Vehicle               _______                        _______

         Entertainment                 _______                        _______

         Travel                        _______                        _______

         Other Benefits                _______                        _______

         Total Benefits                _______                        _______

CURRENT OTHER BENEFITS PAID:           Weekly            or           Monthly

         Rent Paid                     _______                        _______

         Loans                         _______                        _______

         Other (Describe)              _______                        _______

         Other (Describe)              _______                        _______

         Other (Describe)              _______                        _______

         Total Other Payments          _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or           Monthly

                                       _______                        $   0

Dated: DECEMBER 20, 2004                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

Intermet Corporation and Subsidiaries                           Sudbury, Inc.

    Schedule of In-Force Insurance                         Case Number: 04-67613

POLICY COVERAGE                                 CARRIER                    POLICY PERIOD
---------------                              --------------              ----------------
Property                                             Lloyds              11/1/04-11/01/05
Boiler/Machine                                     Hartford              11/1/04-11/01/05
Cargo                                        Fireman's Fund              11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund              11/1/04-11/01/05

Aviation                                              USAIG              11/1/04-11/01/05

Fiduciary                                          St. Paul              11/1/04-11/01/05

Primary D&O                                        St. Paul              11/1/04-11/01/05
Excess D&O                                            Chubb              11/1/04-11/01/05
Side A                                         Platte River              11/1/04-11/01/05

Crime                                                  Gulf               11/1/04-12/1/04

General Liability                            Liberty Mutual              11/1/04-12/22/04
Umbrella                                     National Union              11/1/04-12/22/04

Work Comp                                    Liberty Mutual              11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual              11/1/04-12/22/04

Auto                                         Liberty Mutual              11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual              11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                             )
INTERMET CORPORATION, ET AL        )       CASE NO: 04-67602
                                   )       Chapter 11
                                   )       Judge: Marci B. McIvor
SUDM, INC.                         )
                         Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement                         (Form 2)

     X   Balance Sheet                               (Form 3)

     X   Summary of Operations                       (Form 4)

     X   Monthly Cash Statement                      (Form 5)

     X   Statement of Compensation                   (Form 6)

     X   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                       YES X   NO___
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                       YES X   NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                       YES X   NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                       YES X   NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                       YES X   NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004               /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: SUDM, INC.                                              CASE NO. 04-67602

      All activity for SUDM, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04- 67609).

                             MONTHLY CASH STATEMENT
                        Period Ending: NOVEMBER 30, 2004

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General   Payroll    Tax    Cash Coll.   Petty Cash
                                   Acct.      Acct.    Acct.      Acct.        Acct.
A. Beginning Balance               _______   _______   _____   __________   __________

B. Receipts                        _______   _______   _____   __________   __________
   (Attach separate schedule)

C. Balance Available               _______   _______   _____   __________   __________
   (A+B)

D. Less Disbursements              _______   _______   _____   __________   __________
   (Attach separate schedule)

E. Ending Balance                  ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE CONSOLIDATED
   (C-D)                               COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

        1.      Depository Name & Location   _______________________________

        2.      Account Number               _______________________________

Payroll Account:

        1.      Depository Name & Location   _______________________________

        2.      Account Number               _______________________________

Tax Account:

        1.      Depository Name & Location   _______________________________

        2.      Account Number               _______________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

____________________________________________________________________________

____________________________________________________________________________

Date: DECEMBER 20, 2004                      _______________________________
                                             Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  SUDM, INC.                  Capacity:      ___      Shareholder
       Case Number: 04-67602                      ___      Officer
                                                  ___      Director
                                                  ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly           or            Monthly

                                   ______                         _______

CURRENT BENEFITS PAID:             Weekly           or            Monthly

           Health Insurance        ______                         _______

           Life Insurance          ______                         _______

           Retirement              ______                         _______

           Company Vehicle         ______                         _______

           Entertainment           ______                         _______

           Travel                  ______                         _______

           Other Benefits          ______                         _______

           Total Benefits          ______                         _______

CURRENT OTHER BENEFITS PAID:       Weekly           or            Monthly

           Rent Paid               ______                         _______

           Loans                   ______                         _______

           Other (Describe)        ______                         _______

           Other (Describe)        ______                         _______

           Other (Describe)        ______                         _______

           Total Other Payments    ______                         _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly           or            Monthly

                                   ______                         $0

Dated: DECEMBER 20, 2004           ________________________________________
                                   PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                   Intermet Corporation and Subsidiaries   SUDM, Inc.
                      Schedule of In-Force Insurance       Case Number: 04-67602

 POLICY COVERAGE           CARRIER             POLICY PERIOD
-----------------       --------------       ----------------
Property                        Lloyds       11/1/04-11/01/05
Boiler/Machine                Hartford       11/1/04-11/01/05
Cargo                   Fireman's Fund       11/1/04-11/01/05
Truck Cargo             Fireman's Fund       11/1/04-11/01/05

Aviation                         USAIG       11/1/04-11/01/05

Fiduciary                     St. Paul       11/1/04-11/01/05

Primary D&O                   St. Paul       11/1/04-11/01/05
Excess D&O                       Chubb       11/1/04-11/01/05
Side A                    Platte River       11/1/04-11/01/05

Crime                             Gulf       11/1/04-12/1/04

General Liability       Liberty Mutual       11/1/04-12/22/04
Umbrella                National Union       11/1/04-12/22/04

Work Comp               Liberty Mutual       11/1/04-12/22/04
Excess Work Comp        Liberty Mutual       11/1/04-12/22/04

Auto                    Liberty Mutual       11/1/04-12/22/04

Foreign (DIC)           Liberty Mutual       11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                              )
INTERMET CORPORATION, ET AL         )      CASE NO: 04-67610
                                    )      Chapter 11
                                    )      Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                 )
                          Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X        Operating Statement                         (Form 2)

       X        Balance Sheet                               (Form 3)

       X        Summary of Operations                       (Form 4)

       X        Monthly Cash Statement                      (Form 5)

       X        Statement of Compensation                   (Form 6)

       X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                             YES X   NO___
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                             YES X   NO___
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                             YES X   NO___
5. All United States Trustee Quarterly fees have been paid and are current

                                                             YES X   NO___

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                             YES X   NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004               /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                        CASE # 04-67610
                                                             TOOL
                                                        PRODUCTS, INC.
                                             ----------------------------------
                                             Current Month   Total Since Filing
                                             -------------   ------------------
 Net Sales                                   $       4,859   $            9,792

Cost of Goods Sold
Materials and Freight                                1,145                2,069
Wages - Hourly                                       1,089                2,076
Wages-Salary                                           240                  491
Employee Benefits and Pension                          391                  912
 Repairs & Maintenance                                 108                  204
Supplies                                               169                  310
Utilities                                              209                  404
Purchased Components/Services                          803                1,873
Income(loss) from Pattern Sales                         18                    1
 Fixed Asset - (gain/loss)                               -                    -
 MIS Expense                                            17                   47
 Travel & Entertainment                                  9                   16
 Other Variable Costs                                   35                   76
 Depreciation & Amortization                           209                  344
 Other Allocated Fixed Costs                             -                    -
 Other Fixed Costs                                      43                  103
                                             -------------   ------------------
Cost of Goods Sold                                   4,485               8,926

Gross Profit                                           374                  866

Plant SG&A Expense                                     105                  216
SG&A Expense - Allocation (Sched 1)                    127                  254
 Other Operating Expenses                                -                    -
                                             -------------   ------------------
 Total Operating Expenses                              233                  471

 Operating Profit                                      141                  395

 Outside Interest Income                                 -                    -
 Outside Interest (Expense)                             (4)                 (10)
 Intercompany Interest Income                            -                    -
 Intercompany Interest (Expense)                       (67)                (125)
 Charges (From) Affiliates                               -                    -
 Charges To Affiliates                                   -                    -
Income/Loss From European Operations

 Other Income/(Expense)                                  -                    -
                                             -------------   ------------------
 Total Non-Operating Expenses                          (70)                (134)

 Income Before Income Taxes                             71                  261

 Income Tax Expense                                      3                    6

                                             -------------   ------------------
 Net Income                                  $          68   $              255
                                             =============   ==================

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  (November)
(Allocation of Corporate Costs to Filing Entities)

                                                 November
                                               -----------
Officer Compensation                           $   188,750
Salary Expense other Employees                   1,017,948
Employee Benefits and Pension                      132,427
Payroll Taxes                                       38,495
Other Taxes                                         759.01
Rent and Lease Expense                             175,759
Interest Expense
Insurance                                           37,552
Automobile and Truck Expense                        18,167
Utilities(Gas Electric,Phone)                        6,437
Depreciation                                        88,493
Travel and Entertainment                            50,237
Repairs and Maintenance                             65,952
Advertising/Promotion                                  258
Supplies, Office Expense                            25,936

OTHER:

Contributions                                            0
Professional Fees - Audit/Tax                      131,192
Bank Fees                                           19,003
Public Reporting Fees                               16,000
Employee Relocation/Training                         1,880
Data Processing                                     33,902
Dues and Subscriptions                              12,683
Outside Services                                   135,172
Project Development Costs net of Billings           64,668
Director Fees                                       25,333
Miscellaneous                                        2,896
Professional Fees - Bankruptcy                   2,790,154
Cost Allocation - Out                             (172,737)
                                               -----------
                                               $ 4,907,317

                                               ===========

Allocation:
Wagner Castings                                $   177,312
Northern Castings                                   46,825
Ironton Iron                                             0
Lynchburg Foundry                                  179,333
Columbus Foundry                                   290,418
Wagner Havana                                            0
Intermet U.S. Holdings                             240,779
Cast-Matic Corp.                                    76,250
Diversified Diemakers                              239,650
Ganton Technologies                                155,833
Tool Products                                      127,416
Intermet Corporation                             3,373,501
                                               -----------
Total                                          $ 4,907,317
                                               ===========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                               CASE # 04-67610
                                               ---------------
                                                     TOOL
                                                PRODUCTS, INC.
                                               ---------------
Cash And Equivalents                           $             3
Accounts Receivable                                      9,619
Short-Term Intercompany Receivables                        642
Inventories                                              3,740
Other Current Assets                                       575
                                               ---------------
   TOTAL CURRENT ASSETS                                 14,579
Land and Buildings                                      10,872
 Machinery & Equipment                                  21,243
 Construction In Progress                                4,768
                                               ---------------
 Total Fixed Assets                                     36,883
 Accumulated Depreciation                              (13,769)
                                               ---------------
    NET FIXED ASSETS                                    23,114

 Investment In Subsidiaries                                  0
Investment In European Operations                            0
 Long-Term Intercompany Receivables                      7,834
 Deferred Taxes, Long-Term Asset                             0
 Other Assets                                                0
                                               ---------------

    TOTAL ASSETS                               $        45,527

                                               ===============
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $           869
Wages and Salaries (See schedule)                          247
Taxes Payable - (See schedule)                              58
                                               ---------------
  TOTAL POST PETITION LIABILITIES                        1,174

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                            1,500

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        0
 Accrued Tax - State                                         3
 Accrued Property Taxes                                    117
 Accrued Workers Comp.                                     408
 Accrued Payroll                                            63
Accrued Payroll Taxes
                                               ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                 591

UNSECURED LIABILITIES
Accounts Payable                                         6,661
IDR Bonds                                                    0
                                               ---------------
TOTAL UNSECURED LIABILITIES                              6,661

OTHER LIABILITIES
Accrued Liabilities                                      2,446
Short-Term Intercompany Payables                            26
Capital Leases                                             532
 Retirement Benefits                                       253
 Deferred Taxes - Long-Term Liability                        0
 Other Long-Term Liabilities                                 0
 Long-Term Intercompany Payables                           690
                                               ---------------
 TOTAL LIABILITIES                                      13,873

Common Stock                                                 0
Capital In Excess Of Par Value                          19,200
Retained Earnings - Prepetition                         12,201
Retained Earnings - Post Petition                          253
Equity In European Operations                                0
Accumulated Translation Adjustment                           0
Minimum Pension Liability Adjustment                         0
Unearned Restricted Stock                                    0
                                               ---------------
TOTAL SHAREHOLDER EQUITY                                31,654
                                               ---------------
 TOTAL LIABILITIES AND EQUITY                  $        45,527
                                               ===============

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                Balance
                                        as of       Accrued/     Payments/     as of
                                     10/31/2004     Withheld     Deposits    11/30/2004
                                     ----------    ----------    ---------   ----------
Income tax withheld: Federal         ($   7,561)   ($  44,532)   $  31,047   ($  21,046)
Income tax withheld: State                    0             0            0            0
Income tax withheld: Local                    0             0            0            0
FICA Withheld                            (5,659)      (31,402)      22,076      (14,985)
Employers FICA                           (5,659)      (31,402)      22,076      (14,985)
Unemployment Tax: Federal                   (44)       (1,607)           0       (1,651)
Unemployment Tax: State                    (131)       (1,703)           0       (1,835)
All Other Payroll W/H                    (9,125)        8,861            0         (264)

State Taxes: Inc./Sales/Use/Excise       (3,000)       (3,000)           0       (6,000)
Property Taxes                           42,071        10,992            0       53,063

Workers Compensation                          0        (4,962)           0       (4,962)
                                     ----------    ----------    ---------   ----------

Total                                 $  10,892    ($  98,756)   $  75,199   ($  12,664)

Wages and Salaries                      (58,505)     (115,717)      72,554     (101,668)
                                     ----------    ----------    ---------   ----------
Grand Total                          ($  47,613)   ($ 214,473)   $ 147,754   ($ 114,332)
                                     ==========    ==========    =========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total      0-30 Days     30-60 Days   Over 60 Days
Accounts Payable                     $   30,899    $   30,899    $        0   $          0
Accounts Receivable                  $2,860,675    $2,113,982    $  367,117   $    379,576

PERIOD ENDED: 11-30-04     TOOL PRODUCTS, INC. (MINNEAPOLIS)     CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                Balance
                                        as of      Accrued/      Payments/     as of
                                     10/31/2004     Withheld     Deposits     11/30/04
                                     ----------    ----------    ---------   ----------
Income tax withheld: Federal         ($  17,144)    $  17,144    $       0    $       0
Income tax withheld: State           ($   7,077)    $   7,077    $       0    $       0
Income tax withheld: Local            $       0     $       0    $       0    $       0
FICA Withheld                        ($  12,220)    $  12,220    $       0    $       0
Employers FICA                       ($  12,229)    $  12,229    $       0    $       0
Unemployment Tax: Federal            ($      45)    $      45    $       0    $       0
Unemployment Tax: State              ($     303)    $     303    $       0    $       0
All Other Payroll W/H                ($  19,235)    $  19,235    $       0    $       0

State Taxes: Inc./Sales/Use/Excise    $       0     $       0    $       0    $       0
Property Taxes                       ($  10,833)   ($  10,317)   $       0   ($  21,151)

Workers Compensation                  $       0    ($  24,500)   $       0   ($  24,500)
                                     ----------    ----------    ---------   ----------

Total                                ($  79,087)    $  33,436    $       0   ($  45,651)

Wages and Salaries                   ($ 124,278)   ($ 269,442)   $ 248,750   ($ 144,970)
                                     ----------    ----------    ---------   ----------

Grand Total                          ($ 203,365)   ($ 236,005)   $ 248,750   ($ 190,621)
                                     ==========    ==========    =========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total      0-30 Days     30-60 Days     Over 60 Days
Accounts Payable                     $  837,613    $  837,613    $        0     $          0
Accounts Receivable                  $6,956,209    $3,393,724    $2,231,638     $  1,330,847

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                CASE # 04-67610
                                                                 TOOL PRODUCTS, INC (JACKSON)
                                             ---------------------------------------------------------------------
               ACCOUNT TYPE                  LOCKBOX 672984   LOCKBOX 77881       AP           PR         TOTAL
                 ACCOUNT #                     1851811321       363168104     2176982870   2176983068
                   BANK                         Comerica         Bank One      Comerica     Comerica
BEGINNING BANK BALANCE                                    -               -            -            -            -
RECEIPTS                                          1,169,907               -        6,586            -    1,176,493
TRANSFERS IN (CORPORATE)                             54,600               -      609,787      159,440      823,826
DIP INFLOW                                                -               -            -            -            -
DISBURSEMENTS                                       (54,600)              -     (615,870)    (159,440)    (829,910)
TRANSFERS OUT (CORPORATE)                        (1,169,907)              -         (503)           -   (1,170,410)
DIP REPAYMENT                                             -               -            -            -            -
                                             --------------   -------------   ----------   ----------   ----------
ENDING BANK BALANCE                                       -               -        (0.00)           -        (0.00)

WIRES PAID FOR BY CORPORATE                                                      929,134      179,784    1,108,917
CHECKS ISSUED                                                                    579,974
                                                                              ----------
TOTAL DISBURSEMENTS
  (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                    $1,509,107
                                                                              ==========

OUTSTANDING CHECKS AS OF OCTOBER 31                                              143,636
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                        (2,519)
CHECKS ISSUED IN NOVEMBER                                                        579,974
CHECK CLEARED IN NOVEMBER                                                       (609,184)  $6,585.89 relates to checks posted and
                                                                              ----------   returned and $100 pertains to other
                                                                                           debits.
OUTSTANDING CHECKS AS OF NOVEMBER 30
  (SEE OUTSTANDING CHECKLIST)                                                 $  111,907
                                                                              ==========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

             VENDOR                TOTAL DISBURSEMENTS
--------------------------------   -------------------
ACTION FLUID POWER                 $               788
AH ASSOCIATES                                    3,200
AIR DRAULICS ENGINEERING CO                      1,166
AIRGAS SOUTH                                     4,258
ALCAN PRIMARY PRODUCTS CORP                    441,228
ALCHEM ALUMINUM, INC                           342,185
ALLIED ELECTRONICS                                 221
AMCOR                                              270
ASSOCIATED BAG COMPANY                             117
AVAS                                               301
AVAYA                                              466
B & B FIRE PROTECTION                              228
B & B TOOL AND DIE COMPANY INC                  37,125
BELLSOUTH                                        1,419
BOISE CASCADE OFFICE PRODUCTS                      184
BRANDON INTERNATIONAL                            1,716
BUHLER INC                                      23,008
CANON FINANCIAL SERVICES, INC                    1,036
CANTEEN VENDING SERVICE                            662
CHAPTER 13 TRUSTEE                               5,564
CHEM STATION                                       323
CHEM TREND INCORPORATED                         14,581
CIRCUIT COURT                                      352
CITICAPITAL COMMERICAL                             641
CITY OF JACKSON                                  1,952
CLEMCO SALES INC                                   198
COMMERCIAL STEEL ERECTION                        5,500
CONTRA COSTA                                       475
CPC INC                                          3,199
D & C SALES                                      1,478
D M E CORP                                       3,215
DANKA INDUSTRIES INC                               369
DAVID HOFFMAN                                      292
DIEMER ASSOCIATES INC                            1,424
DIMETEK INTERNATIONAL INC                          651
DOUBLETREE HOTEL                                   150
EAGLE WAREHOUSE & DIST                           1,200
ENGINEERED PRODUCTS DIVIS                       11,196
FERRELL GAS                                        948
FLUID POWER OF MEMPHIS                             729
FUGITT RUBBER AND SUPPLY CO                      1,530
G & H INDUSTRIES                                   665
GENERAL SESSIONS COURT                             390
GENERAL SESSIONS COURT HAYWOOD                     703
GOLDEN KEY REALTORS                                650
GORDON PETERS                                    1,680
GRAVES METAL PRODUCTS, INC                         138
H C I SUPPLY INC                                 6,936
HIGH CALIBER                                       304

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

             VENDOR                TOTAL DISBURSEMENTS
--------------------------------   -------------------
HILDRETH                                         2,093
HI-TECH SALES & SERVICE, INC                     1,040
INTEGRATED SALES & ENGINEERING                   7,206
JACKSON COMMUNICATIONS                              49
JACKSON ENERGY AUTHORITY                        80,562
KENT RUDBECK                                       617
L & S PRECISION TOOL                             1,058
L & S PRECISION TOOL                             1,400
L&H SUPPLY CO INC                                   49
LATHAM'S BAR-B QUE & CATERING                    1,268
LOWE'S COMPANIES                                   203
MACK PEST CONTROL                                  140
MADISON COUNTY CLERK                                25
MADISON ELECTRIC SERVICE                           269
MADISON FINISHING INC                           50,000
MARTIN INDUSTRIAL                                1,132
MCMASTER CARR SUPPLY CO                            613
METALLICS SYSTEMS CO. L.P.                         607
METALLURG ALUMINUM                               5,223
MIDWEST MACHINE TOOL                               507
MTRONICS.COM INCORPORATED                      144,000
NORTHSIDE MEDICAL CLINC                            312
PARAMOUNT UNIFORM RENTAL                         1,606
PAUL RECK                                           62
PENNSYLVANIA STATE CHILD SUPPORT                   535
PITNEY BOWES CREDIT CORP                           250
POWER EQUIPMENT COMPANY                          1,814
PRECISION MACH PRODUCTS                         39,963
PRINT GRAPHICS                                     223
PYROTEK, INC                                    20,118
QME, INC                                        17,335
RIMROCK CORP                                       329
SEARS                                              235
SHERRY CHURCH                                      561
SIDNEY DAVID FLORIST & GIFT                         69
SPAN AMERICA INC                                 2,500
SPECTRO ALLOYS CORP                             90,335
SPECTRO ALLOYS CORP                                331
STRIKO DYNARAD CORPORATION                       2,483
SUPERIOR TOOL AND DIE                            4,100
SUPERIOR TOOL LLC                                4,100
TEC ENVIRONMENTAL LABORATORIES                   2,955
TENN DIE SUPPLY CO INC                             187
TENNESSEE CHILD SUPPORT                          4,691
TRANSMAN                                        44,148
VERIZON WIRELESS                                   812
WAL-MART                                           400
WEST TENNESSEE COFFEE SERVICE                      668
WILLER TOOL CORPORATION                         38,600

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

             VENDOR                TOTAL DISBURSEMENTS
--------------------------------   -------------------
YOUNGER MACHINE TOOL SERVICE                     2,258
ZYP COATINGS INC                                 2,054
                                   -------------------
TOTALS                             $         1,509,107
                                   ===================

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 11/30/04

JACKSON - NOVEMBER BANK RECONCILIATION

Bank Balance                $         -

Actual Outstanding Checks    111,906.71

Unadjusted GL Balance        112,106.71
                            -----------

Old Prepepetion Checks      $    200.00
                            ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

       CHECK                DATE               OUTSTANDING
       19831             10/26/2004            $    692.00
       19947             11/10/2004                  49.39
       19953             11/10/2004                 133.75
       19957             11/15/2004                 226.32
       19963             11/15/2004                  78.00
       19965             11/17/2004                 755.96
       20030             11/24/2004                  42.61
       20009             11/24/2004                 117.35
       20031             11/24/2004                 140.00
       20046             11/24/2004                 187.00
       20020             11/24/2004                 208.66
       20040             11/24/2004                 235.14
       20014             11/24/2004                 322.51
       20042             11/24/2004                 330.89
       20033             11/24/2004                 333.44
       20012             11/24/2004                 389.61
       20021             11/24/2004                 462.77
       20010             11/24/2004                 640.84
       20022             11/24/2004                 761.83
       20007             11/24/2004                 961.64
       20050             11/24/2004               1,027.00
       20017             11/24/2004               1,093.73
       20011             11/24/2004               1,716.00
       20037             11/24/2004               1,814.40
       20043             11/24/2004               2,408.23
       20041             11/24/2004               2,500.00
       20027             11/24/2004               2,521.21
       20044             11/24/2004               4,100.00
       20015             11/24/2004               6,462.55
       20039             11/24/2004              17,335.00
       20038             11/24/2004              20,118.00
       20013             11/24/2004               1,496.03
       20016             11/24/2004                  88.10
       20019             11/24/2004                  95.00
       20024             11/24/2004                  31.55
       20025             11/24/2004                 175.82
       20032             11/24/2004                  25.00
       20035             11/24/2004                 133.85
       20051             11/30/2004                 858.47
       20053             11/30/2004              10,837.06
       20052             11/30/2004              30,000.00
                                               -----------
Outstanding Checks                             $111,906.71
                                               ===========

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                       CASE # 04-67610
                                                                 TOOL PRODUCTS - MINNEAPOLIS
                                             --------------------------------------------------------------------
               ACCOUNT TYPE                  LOCKBOX 672990      DEPOSIT         AP           PR         TOTAL
                 ACCOUNT #                     1851811339     104756210449   2176982920   2176983076
                   BANK                         Comerica         US Bank      Comerica     Comerica
BEGINNING BANK BALANCE                                    -          1,296            -            -        1,296
RECEIPTS                                          4,121,500        160,211            -            -    4,281,711
TRANSFERS IN (CORPORATE)                                  -              -    1,230,586      115,225    1,345,811
DIP INFLOW                                                -              -            -            -            -
DISBURSEMENTS                                             -           (401)  (1,230,586)    (115,225)  (1,346,212)
TRANSFERS OUT (CORPORATE)                        (4,121,500)      (161,105)           -            -   (4,282,606)
DIP REPAYMENT                                             -              -            -            -            -
                                             --------------   ------------   ----------   ----------   ----------
ENDING BANK BALANCE                                       -              -            -            -            -

WIRES PAID FOR BY CORPORATE                                                   1,205,065      714,935    1,920,000
CHECKS ISSUED                                                                   857,141
                                                                             ----------
TOTAL DISBURSEMENTS
  (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                   $2,062,206
                                                                             ==========

OUTSTANDING CHECKS AS OF OCTOBER 31                                             452,420
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                                            -
CHECKS ISSUED IN NOVEMBER                                                       857,141
CHECK CLEARED IN NOVEMBER                                                    (1,230,586)
                                                                             ----------
OUTSTANDING CHECKS AS OF NOVEMBER 30
  (SEE OUTSTANDING CHECKLIST)                                                $   78,976
                                                                             ==========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
----------------------------------   -------------------
A Finkl & Sons Co                    $             1,620
A&C METALS-SAWING INC                                545
Aaron Zeidler                                        983
Abrasive Specialists                                 450
ACCUMARK,INC                                         466
ADAMS NUT & BOLT COMPANY                             733
Advantage Eng                                        519
AIR ENGINEERING & SUPPLY                             825
AIR HYDRAULIC SYSTEMS                                 52
Allied International Credit Corp                     352
AMERICAN CHEMISTRY COUNCIL                           585
ARAMARK REFRESHMENT SERVICES                         864
ARROW CRYOGENICS                                  21,061
ASSOCIATED BAG COMPANY                               254
AT&T                                                 173
AVTEC FINISHING SYSTEMS,INC                           53
AWD COOLERS                                          281
BATTERIES PLUS                                       136
BERNE SCALE CO                                       161
BOYER FORD                                         2,510
BRAAS COMPANY                                        649
BRACH MACHINE INC                                    508
BROWNING & FERRIS                                    616
BUHLER INC                                         4,918
C C DAY COMPANY                                       76
C.P. VICTOR H. LOPEZ                                 300
CARBON PRODUCT TECHNOLOGY                            445
Carl Amerson                                         305
CENTERPOINT ENERGY MARKETING                      49,919
CENTRAL CONTAINER CORP                            33,038
CHEM TREND LIMITED PARTNERSHIP                    19,896
Cincinnati Test Systems, Inc                         187
CINDY MANCUSO                                         48
CITY OF NEW HOPE                                     358
CLARKLIFT OF MINNESOTA                             1,612
CMS-CONSOLIDATED MEDICAL SER                         270
COMMERCIAL SAW                                       433
CROWLEY & ASSOCIATES                               8,506
Crucible Service Centers                              82
Cub Foods                                          4,001
DADANT & SONS, INC                                   539
Data Communications Solutions                        264
DAVANNIS INC                                          37
DAVE ALEXANDER                                       121
DECO TOOL SUPPLY COMPANY                           2,590
DEPARTMENT OF SOCIAL SERVICES                        150
DIEMER ASSOCIATES INC                             15,146
DOALL TWIN CITIES CO                                 395
DOMS INC                                             276

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
----------------------------------   -------------------
DUNCAN COMPANY                                       605
DWAYNE VOSS                                          458
DYNAMEX                                              267
Dynamic Metal Treating, Inc                          727
ECO FINISHING                                     10,900
EDM SALES & SUPPLIES                                 379
EDM TECH CENTER                                      493
EDP ENGINEERING GROUP                             50,880
ELVIN SAFETY SUPPLY INC                               37
Employers Association                                783
ENGINEERED PRODUCTS DIVIS                         31,377
ENTEGEE/ADVANCE POSSIS                             9,586
EXCEL                                                415
FAMILY SUPPORT PAYMENT CENTER                        152
FASTENAL COMPANY                                   2,184
FEDEX                                                510
FEDEX FREIGHT EAST                                 8,415
FERRELLGAS                                         1,020
Fifth Third Leasing Company                       15,054
FIREBRICK ENGINEERING                                162
FOUR SEASONS FLORAL & GIFTS                           91
FRANCI AMES                                          104
Fred Froelich                                        412
GENERAL ELECTRIC CAPITAL                          30,807
GERARD DUNNE                                         103
GLOBAL EXCHANGE SERVICES                             129
GOODIN CO                                             52
Graco                                             12,000
GREAT RIVER PLASTICS                               8,060
Guardair Corporation                                 101
HARBOR FREIGHT TOOLS                                 208
Herschal                                              84
HILDRETH                                           1,796
Holiday                                              362
HOSE/CONVEYORS INCORPORATED                        1,311
IBM CORP                                           3,945
IBM LIMITED SPECIAL BILLING                            9
IDRAPRINCE INC                                    12,925
IMPRINT ENTERPRISES                                2,373
INDUSTRIAL HYDRAULIC SERVICE                       1,202
INLAND PAPERBOARD & PKG, INC                       8,982
INTEGRATED SALES & ENGINEERING                     2,772
INTERNATIONAL SURFACE PREPARAT                       613
Internet Inc.                                        218
J & L INDUSTRIAL SUPPLY                               24
J & W INSTRUMENTS, INC                             1,174
JEFF JOHNSON                                         100
JESCO INDUSTRIAL SUPPLIES                            277
JIM SANDELL                                          355
JOHN HENRY FOSTER CO                                 413

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
----------------------------------   -------------------
KILLMER ELEC CO INC                                8,749
L & S SERVICES (prev antec)                        2,299
LEEF BROS INC                                      6,362
LIBERTY MUTUAL INSURANCE GROUP                       241
Loefflers Safety Shoe                                480
LOFTEN LABEL, INC                                    455
LUBE TECH                                          2,313
MACHINE TOOL SUPPLY INC                               70
Mark Johnson                                         181
MARODI INC                                         2,962
MATT HANKEN                                           53
MATUSHAK LEON                                      1,244
MCMASTER CARR SUPPLY CO                            1,723
MECH TECH INC                                      4,266
METAL TREATERS INC                                 5,054
METALMATIC                                        27,776
METAULLICS SYSTEMS CO. L.P.                        1,093
METROCALL                                             29
Michael Dahlen                                        34
MICRO-WELD                                         5,100
MINN CHILD SUPPORT PAYMENT CTR                     7,979
MINNESOTA DEPT OF LABOR/IND                           80
MINNESOTA DEPT OF REVENUE                            200
MINNESOTA GLOVE INC                                1,186
Motorola                                             500
MSC INDUSTRIAL SUPPLY CO INC                         475
National Kard                                        170
NEW DIMENSION PLATING                              2,519
NEWARK ELECTRONICS                                    66
NORANDA ALUMINUM                                 150,548
NORTH SECOND STREET STEEL                          1,519
NORTHERN SANITARY SUPPLY                             356
NOTT CO                                              174
OLMSTED PRODUCTS CO                               16,843
OLSEN CHAIN & CABLE                                   98
Olson General Contractors, Inc                    56,200
OSI ENVIRONMENTAL                                  6,718
P & H SERVICES INC                                 2,716
P F C EQUIPMENT                                      644
PAM'S POLISHING                                    5,450
PARAGON TECHNOLOGIES                                 587
PERSONNEL RESEARCH SERVICES                          482
PETTY CASH                                           342
Phelps Associates                                  1,350
PHYGEN, INC                                          878
PIONEER METAL FINISHING                           10,267
POWDER TECH                                       10,211
PREFERRED SOURCING                                   158
Process Measurement                                  393
PRODUCTIVITY INC                                   1,436

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
----------------------------------   -------------------
PROGRESSIVE BUSINESS PUBLIC                          299
PROGRESSIVE COMPONENTS                             1,275
PYROTEK                                              478
QUAD STEEL                                         2,606
Quality & Service                                     90
QUEST ENGINEERING INC                                539
QUICKWAY RIGGING AND                               2,323
RAY DAY                                               20
RELIASTAR BANKERS                                  2,039
RELIASTAR LIFE INSURANCE CO                        4,846
REPLENEX (A-1 CUTTING TOOLS)                         521
RICE INDUSTRIES                                    5,329
RICHARD DAMMAR                                       135
Rick Kramber                                          55
RIMROCK CORP                                      10,988
ROBERTS AUTOMATIC PROD INC                         8,017
S & S TOOL INC                                     1,416
S & T OFFICE PRODUCTS INC                            851
S.W.ANDERSON                                         567
SAVOIE SUPPLY CO. INC                              1,766
SBC Paging                                            92
SETON IDENTIFICATION PRODUCTS                        164
Shad Nelson                                          100
Sir Speedy                                            75
SOFTWARE TECHNOLOGY                                  395
SOUTHCO, INC                                       8,150
SPECTRO ALLOYS CORP                              897,014
SPECTRUM FINISHING                                 1,819
SPECTRUM INDUSTRIES                               13,099
SPHERION                                          58,062
Spokesman-Recorder                                    30
SPRAY RITE INC                                    46,408
Steve Corey                                           21
STEVE GROTKIN                                      3,080
STORK-TWIN CITY TESTING CORP                       1,827
Stryko Dynarad Corporation                         3,030
SUB-MEX                                           59,500
THE BRADLEY GROUP                                    856
THOMAS ZAGER                                          96
THYSSEN SPECIALTY STEELS                          20,267
TILSNER CARTON CO                                  9,738
TITAN INDUSTRIES                                   4,724
TOLL COMPANY                                       1,745
Tooling Associates                                 1,277
TOSHIBA MACHINE COMPANY                            7,222
Total Compliance Solutions Inc                        33
TRANS-MAN LOGISTICS, INC                          32,629
TROUT ENTERPRISES, INC                               805
TRU-TONE FINISHING                                 7,439
TYCO                                                 121

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
NOVEMBER 2004

              VENDOR                 TOTAL DISBURSEMENTS
----------------------------------   -------------------
ULINE SHIPPING SUPPLIES                              842
UNITED ELECTRIC CORP                               5,062
United Parcel Service                                 20
UNITED STATES TREASURY                               143
UNUM LIFE INS. CO. OF AMERICA                        927
Unum Life Insurance Co. of America                13,070
VALMONT/APPLIED COATING TECH                         100
VERIZON WIRELESS                                     218
Voice & Data Networks, Inc                           689
WALTER HAMMOND CO                                    789
WEST WELD                                            564
WIRE WORX                                          1,160
WISCONSIN SCTF                                       202
XCEL ENERGY                                       59,704
                                     -------------------

TOTALS                               $         2,062,206
                                     ===================

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 11/30/04

MINNEAPOLIS - NOVEMBER BANK RECONCILIATION

Bank Balance                                       -

Actual Outstanding Checks                $ 78,975.66

Unadjusted GL Balance                      79,474.94
                                         -----------

Difference                                    499.28
                                         ===========

Prepetition check #447048       224.00
Prepetition check #449270       275.28        499.28
                               -------   -----------
                                         $     (0.00)

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

CHECK             DATE           OUTSTANDING
451298         10/12/2004        $    360.90
451404         10/20/2004              82.00
451552         10/28/2004             366.20
451594         10/28/2004             176.00
451627          11/2/2004              11.69
451630          11/2/2004              91.00
451669          11/4/2004             100.00
451701          11/5/2004             298.60
451704          11/5/2004             171.00
451757          11/8/2004             271.85
451760          11/9/2004             215.00
451778         11/11/2004              75.96
451795         11/11/2004              53.08
451803         11/11/2004             181.25
451812         11/11/2004             500.00
451836         11/11/2004              63.71
451837         11/11/2004              96.34
451840         11/12/2004             275.59
451855         11/15/2004             124.74
451863         11/16/2004             124.08
451872         11/17/2004              62.61
451876         11/18/2004             104.36
451892         11/18/2004              30.00
451893         11/18/2004          10,899.84
451897         11/18/2004             414.82
451902         11/18/2004          15,054.36
451904         11/18/2004             412.00
451935         11/18/2004             146.50
451941         11/18/2004             395.00
451951         11/18/2004             194.38
451957         11/18/2004             200.43
451966         11/22/2004             506.75
451968         11/22/2004             247.65
451969         11/22/2004             393.36
451970         11/22/2004              81.86
451972         11/22/2004           2,362.00
451973         11/23/2004             170.00
451974         11/23/2004             178.50
451975         11/23/2004             170.00
451976         11/23/2004           2,910.00
451978         11/23/2004             653.00
451979         11/23/2004           1,305.46
451980         11/24/2004              33.54
451981         11/24/2004              37.61
451982         11/24/2004              72.54
451983         11/24/2004             492.58
451985         11/24/2004             100.00
451987         11/24/2004              50.00
451988         11/24/2004             173.57
451989         11/24/2004              88.39
451990         11/24/2004           1,689.00
451991         11/24/2004           1,117.19
451992         11/24/2004              25.00

TOOL PRODUCTS, INC.
CASE NO. 04-67610
OUTSTANDING CHECK LIST

       CHECK               DATE           OUTSTANDING
      451993            11/24/2004              55.79
      451995            11/29/2004              70.34
      451996            11/29/2004              52.92
      451997            11/29/2004             160.64
      451998            11/29/2004             863.85
      451999            11/29/2004             179.94
      452000            11/29/2004             490.93
      452001            11/29/2004             653.19
      452002            11/29/2004          19,543.50
      452003            11/29/2004             520.00
      452004            11/29/2004             341.20
      452005            11/29/2004           2,366.50
      452006            11/29/2004             567.00
      452007            11/29/2004             169.86
      452008            11/30/2004           1,568.70
      452009            11/30/2004             100.00
      452010            11/30/2004             661.68
      452011            11/30/2004             262.75
      452012            11/30/2004             207.99
      452013            11/30/2004             141.01
      452014            11/30/2004             233.10
      452015            11/30/2004              50.00
      452016            11/30/2004           2,020.00
      452017            11/30/2004              93.00
      452018            11/30/2004           2,922.75
      452019            11/30/2004             188.68
      452020            11/30/2004              79.05
                                          -----------
Outstanding Checks                        $ 78,975.66
                                          ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  TOOL PRODUCTS, INC.      Capacity:      ___      Shareholder
       Case Number: 04-67610                   ___      Officer
                                               ___      Director
                                               ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    ______                             _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

           Health Insurance         ______                             _______

           Life Insurance           ______                             _______

           Retirement               ______                             _______

           Company Vehicle          ______                             _______

           Entertainment            ______                             _______

           Travel                   ______                             _______

           Other Benefits           ______                             _______

           Total Benefits           ______                             _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

           Rent Paid                ______                             _______

           Loans                    ______                             _______

           Other (Describe)         ______                             _______

           Other (Describe)         ______                             _______

           Other (Describe)         ______                             _______

           Total Other Payments     ______                             _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or                Monthly

                                    ______                             $0

Dated: DECEMBER 20, 2004            ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                           Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

 POLICY COVERAGE         CARRIER         POLICY PERIOD
-----------------    --------------    ----------------
Property                     Lloyds    11/1/04-11/01/05
Boiler/Machine             Hartford    11/1/04-11/01/05
Cargo                Fireman's Fund    11/1/04-11/01/05
Truck Cargo          Fireman's Fund    11/1/04-11/01/05

Aviation                      USAIG    11/1/04-11/01/05

Fiduciary                  St. Paul    11/1/04-11/01/05

Primary D&O                St. Paul    11/1/04-11/01/05
Excess D&O                    Chubb    11/1/04-11/01/05
Side A                 Platte River    11/1/04-11/01/05

Crime                          Gulf    11/1/04-12/1/04

General Liability    Liberty Mutual    11/1/04-12/22/04
Umbrella             National Union    11/1/04-12/22/04

Work Comp            Liberty Mutual    11/1/04-12/22/04
Excess Work Comp     Liberty Mutual    11/1/04-12/22/04

Auto                 Liberty Mutual    11/1/04-12/22/04

Foreign (DIC)        Liberty Mutual    11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                              )
INTERMET CORPORATION, ET AL         )      CASE NO: 04-67614
                                    )      Chapter 11
                                    )      Judge: Marci B. McIvor
WAGNER CASTINGS CO.                 )
                         Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X    Operating Statement                  (Form 2)

      X    Balance Sheet                        (Form 3)

      X    Summary of Operations                (Form 4)

      X    Monthly Cash Statement               (Form 5)

      X    Statement of Compensation            (Form 6)

      X    Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                          YES X       NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                          YES X       NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                          YES X       NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                          YES X       NO___

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                          YES X       NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004        /s/ Robert E. Belts
                                ------------------------------------------------
                                Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------      -------------------
                                Title                        Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                                  CASE #04-67614
                                                      WAGNER
                                                     CASTINGS
                                        -----------------------------------
                                        Current Month    Total Since Filing
                                        -------------    ------------------
Net Sales                                 $ 5,512             $10,535

Cost of Goods Sold
Materials and Freight                       1,771               3,139
Wages - Hourly                                764               1,469
Wages-Salary                                  390                 937
Employee Benefits and Pension               1,179               3,255
 Repairs & Maintenance                        238                 433
Supplies                                      283                 521
Utilities                                     423                 746
Purchased Components/Services                 753               1,493
Income(loss) from Pattern Sales               (19)                (20)
 Fixed Asset - (gain/loss)                      -                   -
 MIS Expense                                   41                  95
 Travel & Entertainment                         1                   5
 Other Variable Costs                          (3)                 32
 Depreciation & Amortization                  356                 692
 Other Allocated Fixed Costs                    -                   -
 Other Fixed Costs                            153                 307
                                          -------             -------
Cost of Goods Sold                          6,331              13,105

Gross Profit                                 (819)             (2,570)

Plant SG&A Expense                             29                  46
SG&A Expense - Allocation (Sched 1)           177                 354
 Other Operating Expenses                      (5)                 (5)
                                          -------             -------
 Total Operating Expenses                     202                 396

 Operating Profit                          (1,020)             (2,965)

 Outside Interest Income                        -                   -
 Outside Interest (Expense)                     -                   -
 Intercompany Interest Income                   -                   -
 Intercompany Interest (Expense)              (46)                (91)
 Charges (From) Affiliates                      -                   -
 Charges To Affiliates                          -                   -
Income/Loss From European Operations
 Other Income/(Expense)                         0                   4
                                          -------             -------
 Total Non-Operating Expenses                 (46)                (87)

 Income Before Income Taxes                (1,066)             (3,052)

 Income Tax Expense                             -                   -
                                          -------             -------
 Net Income                              ($ 1,066)           ($ 3,052)
                                          =======             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                              November
                                             ----------
Officer Compensation                         $  188,750
Salary Expense other Employees                1,017,948
Employee Benefits and Pension                   132,427
Payroll Taxes                                    38,495
Other Taxes                                      759.01
Rent and Lease Expense                          175,759
Interest Expense
Insurance                                        37,552
Automobile and Truck Expense                     18,167
Utilities(Gas Electric,Phone)                     6,437
Depreciation                                     88,493
Travel and Entertainment                         50,237
Repairs and Maintenance                          65,952
Advertising/Promotion                               258
Supplies, Office Expense                         25,936

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                   131,192
Bank Fees                                        19,003
Public Reporting Fees                            16,000
Employee Relocation/Training                      1,880
Data Processing                                  33,902
Dues and Subscriptions                           12,683
Outside Services                                135,172
Project Development Costs net of Billings        64,668
Director Fees                                    25,333
Miscellaneous                                     2,896
Professional Fees - Bankruptcy                2,790,154
Cost Allocation - Out                          (172,737)
                                             ----------
                                             $4,907,317
                                             ==========

Allocation:

Wagner Castings                              $  177,312
Northern Castings                                46,825
Ironton Iron                                          0
Lynchburg Foundry                               179,333
Columbus Foundry                                290,418
Wagner Havana                                         0
Intermet U.S. Holdings                          240,779
Cast-Matic Corp.                                 76,250
Diversified Diemakers                           239,650
Ganton Technologies                             155,833
Tool Products                                   127,416
Intermet Corporation                          3,373,501
                                             ----------
Total                                        $4,907,317
                                             ==========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                              CASE #04-67614
                                                  WAGNER
                                                 CASTINGS
                                              --------------
Cash And Equivalents                            $     30
Accounts Receivable                                7,969
Short-Term Intercompany Receivables                    1
Inventories                                        4,948
Other Current Assets                                 720
                                                --------
    TOTAL CURRENT ASSETS                          13,668

Land and Buildings                                 2,400
 Machinery & Equipment                            58,508
 Construction In Progress                          1,500
                                                --------
 Total Fixed Assets                               62,408
 Accumulated Depreciation                        (46,671)
                                                --------
    NET FIXED ASSETS                              15,737

 Investment In Subsidiaries                            0
Investment In European Operations                      0
 Long-Term Intercompany Receivables                    0
 Deferred Taxes, Long-Term Asset                       0
 Other Assets                                        197
                                                --------
    TOTAL ASSETS                                $ 29,602
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $  1,193
Wages and Salaries  (See schedule)                   323
Taxes Payable - (See schedule)                       133
                                                --------
    TOTAL POST PETITION LIABILITIES                1,649

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   0
 Accrued Property Taxes                               51
 Accrued Workers Comp.                             1,206
 Accrued Payroll                                     193
 Accrued Payroll Taxes
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,450

UNSECURED LIABILITIES
Accounts Payable                                   6,502
IDR Bonds                                              0
                                                --------
TOTAL UNSECURED LIABILITIES                        6,502

OTHER LIABILITIES
Accrued Liabilities                                1,516
Short-Term Intercompany Payables                     196
Capital Leases                                         0
 Retirement Benefits                              (1,956)
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                           0
 Long-Term Intercompany Payables                   6,553

                                                --------
 TOTAL LIABILITIES                                15,910

Common Stock                                           0
Capital In Excess Of Par Value                    17,027
Retained Earnings - Prepetition                     (282)
Retained Earnings - Post Petition                 (3,053)
Equity In European Operations                          0
Accumulated Translation Adjustment                     0
Minimum Pension Liability Adjustment                   0
Unearned Restricted Stock                              0
                                                --------
TOTAL SHAREHOLDER EQUITY                          13,692

                                                --------
 TOTAL LIABILITIES AND EQUITY                   $ 29,602
                                                ========

PERIOD ENDED: 11-30-04          WAGNER CASTINGS COMPANY           CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                      Balance
                                        as of        Accrued /      Payments /       as of
                                      10/31/2004     Withheld        Deposits      11/30/2004
                                      ----------    ------------    ----------     ----------
Income tax withheld: Federal          ($ 35,290)    ($  108,275)    $  105,857     ($ 37,707)
Income tax withheld: State               (9,216)        (28,897)        28,392        (9,720)
Income tax withheld: Local                    0               0              0             0
FICA Withheld                           (20,419)        (76,857)        75,831       (21,444)
Employers FICA                          (20,419)        (94,465)        75,831       (39,053)
Unemployment Tax: Federal                   (11)           (120)            74           (58)
Unemployment Tax: State                    (378)         (2,315)         1,586        (1,106)
All Other Payroll W/H                   (32,410)        (72,626)        93,676       (11,359)

State Taxes: Inc./Sales/Use/Excise            0               0              0             0
Property Taxes                           (6,000)         (6,000)           171       (11,829)

Workers Compensation                          0               0              0             0
                                      ---------     -----------     ----------     ---------
Total                                 ($124,142)    ($  389,554)    $  381,419     ($132,278)

Wages and Salaries                     (241,181)       (776,331)       694,437      (323,075)
                                      ---------     -----------     ----------     ---------

Grand Total                           ($365,322)    ($1,165,885)    $1,075,855     ($455,352)
                                      =========     ===========     ==========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                           Total       0-30 Days     30-60 Days    Over 60 Days
Accounts Payable - Post Petition    $1,192,593    $1,139,156    $  53,437
Accounts Receivable -Pre & Post     $9,223,481    $8,200,474    $ 227,911     $  795,096

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                     CASE # 04-67614
                                                                       WAGNER CASTINGS (DECATUR)
                                      --------------------------------------------------------------------------------------------
           ACCOUNT TYPE               LOCKBOX 771149   DEPOSIT         AP         CHECKING   PR (HOURLY)  PR (SALARY)    TOTAL
            ACCOUNT #                     256543      5401086433    2770716518    35223301   2770716500   2770716666
               BANK                      Bank One     Stan. Fed.    Stan. Fed.   First Bank   Stan. Fed.  Stan. Fed.
BEGINNING BANK BALANCE                         -               -             -     28,862            -            -        28,862
RECEIPTS                                 935,096       2,650,346         8,525        337            -            -     3,594,304
TRANSFERS IN (CORPORATE)                       -               -     1,941,456          -      226,694        1,934     2,170,084
DIP INFLOW                                     -               -             -          -            -            -             -
DISBURSEMENTS                                  -               -    (1,949,981)         -     (226,694)      (1,934)   (2,178,609)
TRANSFERS OUT (CORPORATE)               (935,096)     (2,650,346)            -          -            -            -    (3,585,442)
DIP REPAYMENT                                  -               -             -          -            -            -             -
                                        --------      ----------   -----------     ------     --------       ------    ----------
ENDING BANK BALANCE                            -               -             -     29,199            -            -        29,199

WIRES PAID FOR BY CORPORATE                                          1,873,562                 743,830                  2,617,393
CHECKS ISSUED                                                        1,862,431
                                                                   -----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                                   $ 3,735,994
                                                                   ===========

OUTSTANDING CHECKS AS OF OCTOBER 31                                    416,764
VOIDED CHECKS OUTSTANDING AS OF
 OCTOBER 31                                                             (2,424)
CHECKS ISSUED IN NOVEMBER                                            1,862,431
CHECK CLEARED IN NOVEMBER                                           (1,941,456) Includes $ 8,524.92 of checks posted and returned.
                                                                   -----------
OUTSTANDING CHECKS AS OF NOVEMBER 30
   (SEE OUTSTANDING CHECKLIST)                                     $   335,315
                                                                   ===========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
NOVEMBER 2004

           VENDOR                   TOTAL DISBURSEMENTS
           ------                   -------------------
A D BROOKS                             $       440
AALSTEC DATA CORP                               75
ABB INC                                     11,543
ACRISON INC                                  2,130
ADA JACKSON                                    440
ADP INC                                      1,505
ADVANCED CARBIDE TOOL                          509
AETNA US HEALTHCARE                         16,597
AL INDUSTRIAL US LP                             82
ALLIED MINERAL PRODUCTS                     14,753
ANN ROYER                                       20
APPLIED PROCESS INC                          7,094
ARAMARK UNIFORM SERVICE                      4,077
ARCH WIRELESS                                1,163
ASI DATAMYTE INC                               319
AT&T-UNIVERSAL BILLER                        2,793
BALDWIN INTERNATIONAL                          399
BARBARA LEE                                    440
BARRY SALES LTD                                360
BEARING DISTRIBUTORS IN                     47,578
BEARING HEADQUARTERS CO                        166
BEELMAN TRUCK CO                               165
BENTONITE PERFORMANCE M                     77,625
BERG ENGINEERING                             3,200
BETTY HAMILTON                                 440
BLACK & CO #11                              14,735
BODINE ELECTRIC OF DECA                        557
BODINE SERVICES INC                          1,178
BOULEVARD PROPERTIES                           839
BRAMMER STANDARD                               187
BRUSKE PRODUCTS                                606
BUEL COLE                                      440
BULLOCK LOGAN                               24,012
BUSCHE ENTERPRISE DIVN                      91,183
C C FIRE EQUIPMENT CO I                      3,380
CARCO INC                                      446
CARRIER VIBRATING EQUIP                      2,878
CASTING EQUIPMENT & SUPPLY                   6,027
CENTRAL STEEL & WIRE CO                        314
CENTRAL TRANSPORT                              619
CHRIS INCORPORATED                           1,500
CHRISTY-FOLTZ INC                              971
CINGULAR WIRELESS                               18
CIRCUIT CITY                                   454
CLIMATE CONTROL                             95,632
COLUMBUS MCKINNON CORP                         811
CONNOR CO                                    2,551
CONTINENTAL CARBONIC PR                        185
CRANE PRO SERVICES                           2,221
CRI RECYCLING                                2,103

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
NOVEMBER 2004

           VENDOR                   TOTAL DISBURSEMENTS
           ------                   -------------------
CROWN PACKAGING CORP                         9,720
CULLIGAN WATER SYSTEMS                         204
D & R REBUILDERS CO                            245
DAUBER COMPANY                              72,240
DAVID J JOSEPH CO                        1,258,000
DAVID RIGHTNOWAR                               440
DE LAGE LANDEN FIN SERVICES                  1,965
DECATUR BLUEPRINT CO                           186
DECATUR FOUNDRY INC                          1,227
DECATUR INDUSTRIAL ELEC                        178
DECATUR PRIDE CHECKER C                          9
DIDION INTERNATIONAL IN                      2,833
DISA GOFF INC                                4,897
DISA INDUSTRIES INC                         52,665
DONALD POE                                     440
DONALD SCHELL                                  440
DONALDSON CO INC                               901
DONNELLY AUTOMOTIVE MAC                      1,591
DORSEY PIRTLE                                  440
DUCA MFG & CONSULTING I                     10,405
DUNKER ELECTRIC                                252
DYNAMIC AIR INC                             13,747
ELECTRO-NITE CO                              5,670
ELKEM METALS INC                            75,960
ENGLEWOOD                                    2,910
ENTERPRISE GROUP                             1,900
FAMILY SUPPORT PAYMENT                         293
FANUC ROBOTICS                               4,200
FEDEX                                           84
FLOYD ANDERSON                                 440
FOSECO INC                                  11,394
FRANK MATTHEWS                                 440
FRANK REED                                     440
FRISBY PMC                                 240,544
G G BARNETT TRANSPORT                        3,272
GARD SPECIALISTS CO INC                        168
GE CAPITAL                                   2,724
GENERAL KINEMATICS CORP                      7,581
GERDAU AMERISTEEL                            5,434
GLENN ZILLS                                    440
GOGAN MACHINE                               11,192
GRAHAM WELDING                                 710
GRAINGER INC                                 2,771
GREGG OLDFIELD                                  64
GULLY TRANSPORTATION                         6,356
HA INTERNATIONAL LLC                        22,852
HAGERTY BROTHERS CO                          8,910
HARRY BOND                                     440
HARRY E HILLS & ASSOC                        5,005
HASLER                                         224

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                  TOTAL DISBURSEMENTS
            ------                  -------------------
HICKMAN WILLIAMS & CO                        6,961
HI-TEMP INC                                  2,193
HTE TECHNOLOGIES                             4,095
I SQUARED R ELEMENT                            167
ILL STUDENT ASSISTANCE                         178
ILLINOIS POWER CO                          251,601
ILLINOIS STATE CHAMBER                       1,100
INTERNAL REVENUE SERVIC                      5,083
IVORY CURRY                                    440
J C JELKS                                      440
J D FINLEY                                     440
JAMES GAVIN                                    440
JAMES JONES                                    669
JAMES REED                                     440
JER INDUSTRIAL SERVICES                      1,950
JERRY BUCKLEY                                  640
JERRY SHERWOOD                                 440
JOHN H GERMERAAD - TRUS                      1,891
JOHN HENRY FOSTER CO                           758
KANSAS PAYMENT CENTER                          277
KENT RUDBECK                                   318
KFA CALIBRATION                              1,200
KING-LAR CO                                  1,670
KIRBY RISK CORP                                285
L & N INDUSTRIES INC                         4,105
LAND OF LINCOLN CREDIT                      56,363
LARPEN METALLURGICAL SE                     53,713
LARRY BONNELL                                  440
LARRY HAYES                                    440
LEADING EDGE ENTERPRISE                      7,500
LEVOY REED                                     440
LOCAL #6-728 PACE                            6,666
LOUIS THOMAS                                   440
LYNN ZASADA                                    440
M H EQUIPMENT CORP                           2,470
MAC EQUIPMENT INC                              147
MACHINE PRODUCTS                            12,240
MADISON GLENN                                  339
MARTIN BROS CONTAINER &                      3,732
MARTIN BRUMETT                                 522
MARVIN KELLER TRUCKING                         400
MCMASTER-CARR SUPPLY CO                      1,287
MENNIE'S MACHINE CO                         85,084
METOKOTE CORP                               20,128
METRO METAL PRODUCTS IN                     24,683
METTLER CENTER AT THE CROSSING                 432
MG INDUSTRIES                                2,940
MICHAEL E CLARK DPM                            150
MICHAEL HENEGHAN                             1,456
MICROTEK PATTERN INC                         3,000

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
NOVEMBER 2004

          VENDOR                    TOTAL DISBURSEMENTS
          ------                    -------------------
MIDWEST CREDIT & COLLEC                        613
MISSOURI REFRACTORIES C                      1,120
MORGAN DISTRIBUTING INC                      5,521
MORGAN EXPRESS                              36,203
MORSE DRIVEWAYS                              2,000
MOTION INDUSTRIES INC                           71
NATIONAL CITY BANK                          17,022
NATIONAL CITY BANK OF MI/IL                  1,675
NIRMAL DATTA                                   271
NORFOLK SOUTHERN RAILWAY CO                  5,080
NORTH STAR IMAGING                           3,841
ONYX WASTE SERVICES MID                     40,713
PAUL ALTHOFF                                   501
PECHINEY WORLD TRADE                        65,080
PEERLESS METAL POWDERS                      14,630
PERFECTION SERVO HYDRAU                      3,859
PETRONOL CORP OF INDIAN                      2,350
PETTY CASH                                     529
PHILLIP DANNEWITZ                              440
PIONEER INDUSTRIAL                             500
POWER SUPPLY OF ILLINOIS                     1,970
PRAIRIE IDEALEASE                            1,449
PRIMETRADE                                  71,916
PROCESS EQUIPMENT & CON                        663
R D MCMILLEN ENTERPRISE                      2,376
REFRACTORY SALES & SRV                       2,664
RENEE HADDEN                                   200
RENTAL SERVICE CORP                          1,367
RICHARD COLE                                   440
RICK WALLACE                                   113
ROBERT LOWRY                                   440
ROBERTS SINTO CORP                           4,239
ROGER L ECHELMEIER CO                           70
ROLAND MABRY                                   440
ROTARY CLUB OF DECATUR                         163
RYAN EQUIPMENT & SUPPLY                        116
S J SMITH WELDING SUPPL                      8,159
SAFETY-KLEEN CORP                               99
SBC GLOBAL SERVICES INC                      3,733
SECURITAS SEC SVCS USA                      10,072
SHEPARD NILES INC                           13,076
SHERMAN BAINE                                  440
SIMPSON TECHNOLOGIES                         4,958
SLIGO STEEL                                  2,913
SOUTHERN IL HAND CENTER                        378
SPRINGFIELD ELEC SUPPLY                      8,230
STEINER ELECTRIC                               761
STERICYCLE INC                                 193
STONE CONTAINER CORP                        12,217
STRIGLOS OFFICE EQUIPME                      1,113

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
NOVEMBER 2004

            VENDOR                  TOTAL DISBURSEMENTS
            ------                  -------------------
SUNBELT RENTALS                               4,570
TAX COMMISSIONER                                171
TENNECO                                       6,270
TEPEE LOGISTICS                                 625
THOMAS BOWDRE                                   440
TPC WIRE & CABLE                                142
TRACY CAUSEY                                     48
TRANSMAN                                     38,273
TUBE CITY                                    98,500
TYDUS GREEN                                     440
U S HARDWOOD PRODUCTS                        16,043
UNION PLANTERS TRUST &                        2,650
UNITED WAY OF DEC & MID                         992
UNITHERM FURNACE CORP                        27,607
US DEPARTMENT OF LABOR                        1,900
US OIL CO INC-ENERGY SERV DIV               186,940
US POSTAL SERVICE                             3,000
USF HOLLAND                                     159
VERIZON WIRELESS                              1,008
WABEL TOOL CO                                84,620
WALLENDER-DEDMAN PRINTI                       2,275
WALZ EQUIPMENT                                3,198
WAREHAM'S SECURITY SERV                         264
WASTE MANAGEMENT                                696
WEDRON SILICA COMPANY                         5,348
WHITING CORP                                  7,877
WI SCTF                                         379
WILKENS-ANDERSON CO                             370
WILLIAM A KIBBE & ASSOC                       2,820
WILLIAM WALKER                                  440
WILLIE LEE GREEN                                440
X-R-I TESTING DIV                             2,761
ZEP MFG CO                                    1,309
                                        -----------

TOTALS                                  $ 3,735,994
                                        ===========

WAGNER CASTINGS, INC.
CASE # 04-67614
AT 11/30/04

DECATUR - NOVEMBER BANK RECONCILIATION

Bank Balance                  $         -

Actual Outstanding Checks      335,315.45

Unadjusted GL Balance          335,315.45
                              -----------

Unreconciled Difference       $         -
                              ===========

WAGNER CASTINGS, INC.
OUTSTANDING CHECKS
CASE # 04-67614

CHECK        DATE       OUTSTANDING
116222    10/28/2004    $    73.07
116365     11/5/2004         75.00
116396     11/5/2004      4,569.73
116524    11/24/2004      4,304.29
116526    11/24/2004      5,756.40
116527    11/24/2004        351.60
116528    11/24/2004      6,027.00
116530    11/24/2004        250.00
116532    11/24/2004        186.36
116533    11/24/2004        252.00
116537    11/24/2004      1,564.32
116538    11/24/2004        710.00
116539    11/24/2004      2,297.02
116540    11/24/2004      4,525.26
116541    11/24/2004        167.20
116542    11/24/2004        167.29
116544    11/24/2004         69.23
116548    11/24/2004      2,965.20
116549    11/24/2004        440.72
116550    11/24/2004        431.50
116551    11/24/2004      5,080.00
116553    11/24/2004        102.54
116554    11/24/2004        500.23
116555    11/24/2004        113.02
116556    11/24/2004         69.90
116557    11/24/2004      3,234.27
116558    11/24/2004      2,023.62
116559    11/24/2004        378.00
116560    11/24/2004        105.99
116564    11/24/2004        396.00
116575    11/29/2004      1,426.61
116576    11/29/2004      3,119.80
116577    11/29/2004      1,177.73
116578    11/29/2004      4,212.00
116579    11/29/2004        932.60
116580    11/29/2004      3,399.17
116582    11/29/2004      2,221.20
116584    11/29/2004     11,938.56
116585    11/29/2004        167.88
116586    11/29/2004      1,799.88
116587    11/29/2004        223.50
116588    11/29/2004      1,200.00
116589    11/29/2004        338.00
116590    11/29/2004      2,059.46
116591    11/29/2004      4,447.80
116592    11/29/2004      1,850.46
116593    11/29/2004        150.00
116594    11/29/2004      1,110.62
116595    11/29/2004      7,351.63
116596    11/29/2004      2,000.00
116597    11/29/2004      1,675.00
116598    11/29/2004        781.98
116599    11/29/2004        587.00
116600    11/29/2004      2,202.06

OUTSTANDING CHECK LIST

CHECK     DATE          OUTSTANDING
116601    11/29/2004     13,476.15
116602    11/29/2004        696.00
116609    11/30/2004      7,093.91
116610    11/30/2004        238.21
116611    11/30/2004     12,864.11
116612    11/30/2004      6,640.76
116613    11/30/2004        177.96
116614    11/30/2004      3,507.00
116615    11/30/2004     21,914.90
116616    11/30/2004        542.78
116617    11/30/2004        352.90
116618    11/30/2004         63.60
116619    11/30/2004      2,471.84
116621    11/30/2004      3,000.00
116622    11/30/2004      2,965.20
116623    11/30/2004      1,185.73
116624    11/30/2004      1,057.54
116625    11/30/2004        810.56
116626    11/30/2004      2,110.60
116627    11/30/2004      1,190.00
116628    11/30/2004        378.00
116629    11/30/2004        171.36
116630    11/30/2004      1,900.00
116631    11/30/2004        702.96
116632    11/30/2004     32,540.19
120514    11/22/2004        545.51
120518    11/22/2004         87.05
120521    11/22/2004        240.00
120522    11/22/2004      7,080.00
120525    11/23/2004        618.67
120526    11/23/2004        504.62
120527    11/23/2004         86.99
120529    11/23/2004      1,970.00
120530    11/23/2004      8,755.50
120531    11/23/2004        121.34
120532    11/23/2004      1,200.00
120535    11/23/2004      4,698.85
120536    11/23/2004      3,510.72
120538    11/24/2004      4,694.82
120539    11/24/2004      1,025.00
120540    11/24/2004         76.16
120542    11/24/2004     14,448.00
120543    11/24/2004        495.00
120544    11/24/2004      1,768.46
120545    11/24/2004      2,387.50
120546    11/29/2004        351.46
120547    11/29/2004      3,945.48
120548    11/29/2004     26,814.00
120549    11/30/2004        123.00
120550    11/30/2004     12,206.09
120602    11/12/2004      2,387.50
120622    11/17/2004         82.36
120644    11/17/2004      3,890.19
120649    11/17/2004        146.78
120655    11/17/2004        193.80
120669    11/18/2004      2,387.50
120680    11/18/2004      3,369.60

OUTSTANDING CHECK LIST

    CHECK             DATE        OUTSTANDING

    120550          11/30/2004      12,206.09
    120688          11/19/2004       1,170.72
    120747           11/5/2004       1,564.32
    120757           11/8/2004         120.98
    120770          11/10/2004         280.52
    120779          11/11/2004         355.00
                                 ------------
Outstanding Checks               $ 335,315.45

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:     WAGNER CASTINGS CO.        Capacity:  ___  Shareholder
          Case Number:  04-67614                ___  Officer
                                                ___  Director
                                                ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly              or                 Monthly

                                 _______                                _______

CURRENT BENEFITS PAID:           Weekly              or                 Monthly

   Health Insurance              _______                                _______

   Life Insurance                _______                                _______

   Retirement                    _______                                _______

   Company Vehicle               _______                                _______

   Entertainment                 _______                                _______

   Travel                        _______                                _______

   Other Benefits                _______                                _______

   Total Benefits                _______                                _______

CURRENT OTHER BENEFITS PAID:     Weekly              or                 Monthly

   Rent Paid                     _______                                _______

   Loans                         _______                                _______

   Other (Describe)              _______                                _______

   Other (Describe)              _______                                _______

   Other (Describe)              _______                                _______

   Total Other Payments          _______                                _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly              or                 Monthly

                                 _______                                $0

Dated: DECEMBER 20, 2004

                                      __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

          Intermet Corporation and Subsidiaries          Wagner Castings Company
             Schedule of In-Force Insurance              Case Number: 04-67614

POLICY COVERAGE           CARRIER            POLICY PERIOD
-----------------     --------------        ----------------
Property                      Lloyds        11/1/04-11/01/05
Boiler/Machine              Hartford        11/1/04-11/01/05
Cargo                 Fireman's Fund        11/1/04-11/01/05
Truck Cargo           Fireman's Fund        11/1/04-11/01/05

Aviation                       USAIG        11/1/04-11/01/05

Fiduciary                   St. Paul        11/1/04-11/01/05

Primary D&O                 St. Paul        11/1/04-11/01/05
Excess D&O                     Chubb        11/1/04-11/01/05
Side A                  Platte River        11/1/04-11/01/05

Crime                           Gulf         11/1/04-12/1/04

General Liability     Liberty Mutual        11/1/04-12/22/04
Umbrella              National Union        11/1/04-12/22/04

Work Comp             Liberty Mutual        11/1/04-12/22/04
Excess Work Comp      Liberty Mutual        11/1/04-12/22/04

Auto                  Liberty Mutual        11/1/04-12/22/04

Foreign (DIC)         Liberty Mutual        11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED NOVEMBER 30, 2004:

IN RE:                           )
INTERMET CORPORATION, ET AL      )    CASE NO: 04-67611
                                 )    Chapter 11
                                 )    Judge: Marci B. McIvor
WAGNER HAVANA, INC.              )
                    Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

X     Operating Statement             (Form 2)

X     Balance Sheet                   (Form 3)

X     Summary of Operations           (Form 4)

X     Monthly Cash Statement          (Form 5)

X     Statement of Compensation       (Form 6)

X     Schedule of In-Force Insurance  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                        YES  X   NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(if not, attach written explanation)
                                        YES  X   NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(if not, attach written explanation)
                                        YES  X   NO___

5.    All United States Trustee Quarterly fees have been paid and are current
                                        YES  X   NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                        YES  X   NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: DECEMBER 20, 2004

                                      /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  -----------------
                                      Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 11-30-04
($000's)

                                           CASE #04-67611
                                              WAGNER
                                              HAVANA
                                   ---------------------------------
                                   Current Month  Total Since Filing
                                   -------------  ------------------
Net Sales                              $   0          $   0

Cost of Goods Sold
Materials and Freight                      -              -
Wages - Hourly                             -              -
Wages-Salary                               -              -
Employee Benefits and Pension             97            103
 Repairs & Maintenance                     -              -
Supplies                                   0              0
Utilities                                  0              0
Purchased Components/Services             (0)            (1)
Income(loss) from Pattern Sales            -              -
 Fixed Asset - (gain/loss)                 -              -
 MIS Expense                               -              1
 Travel & Entertainment                    -              -
 Other Variable Costs                      -              8
 Depreciation & Amortization               -              -
 Other Allocated Fixed Costs               -              -
 Other Fixed Costs                        24             41
                                       -----          -----
Cost of Goods Sold                       121            152

Gross Profit                            (121)          (152)

Plant SG&A Expense                         -              -
SG&A Expense - Allocation (Sched 1)        -              -
 Other Operating Expenses                  -              -
                                       -----          -----
 Total Operating Expenses                  -              -

 Operating Profit                       (121)          (152)

 Outside Interest Income                   -              -
 Outside Interest (Expense)                -              -
 Intercompany Interest Income              -              -
 Intercompany Interest (Expense)          (5)            (5)
 Charges (From) Affiliates                 -              -
 Charges To Affiliates                     -              -
Income/Loss From European Operations
 Other Income/(Expense)                    3            (20)
                                       -----          -----
 Total Non-Operating Expenses             (2)           (25)

 Income Before Income Taxes             (123)          (177)

 Income Tax Expense                        -              -

                                       -----          -----
 Net Income                            ($123)         ($177)
                                       =====          =====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (November)
(Allocation of Corporate Costs to Filing Entities)

                                               November
                                             -----------
Officer Compensation                         $   188,750
Salary Expense other Employees                 1,017,948
Employee Benefits and Pension                    132,427
Payroll Taxes                                     38,495
Other Taxes                                       759.01
Rent and Lease Expense                           175,759
Interest Expense
Insurance                                         37,552
Automobile and Truck Expense                      18,167
Utilities(Gas Electric,Phone)                      6,437
Depreciation                                      88,493
Travel and Entertainment                          50,237
Repairs and Maintenance                           65,952
Advertising/Promotion                                258
Supplies, Office Expense                          25,936

OTHER:
Contributions                                          0
Professional Fees - Audit/Tax                    131,192
Bank Fees                                         19,003
Public Reporting Fees                             16,000
Employee Relocation/Training                       1,880
Data Processing                                   33,902
Dues and Subscriptions                            12,683
Outside Services                                 135,172
Project Development Costs net of Billings         64,668
Director Fees                                     25,333
Miscellaneous                                      2,896
Professional Fees - Bankruptcy                 2,790,154
Cost Allocation - Out                           (172,737)
                                             -----------
                                             $ 4,907,317
                                             ===========

Allocation:
Wagner Castings                              $   177,312
Northern Castings                                 46,825
Ironton Iron                                           0
Lynchburg Foundry                                179,333
Columbus Foundry                                 290,418
Wagner Havana                                          0
Intermet U.S. Holdings                           240,779
Cast-Matic Corp.                                  76,250
Diversified Diemakers                            239,650
Ganton Technologies                              155,833
Tool Products                                    127,416
Intermet Corporation                           3,373,501
                                             -----------
Total                                        $ 4,907,317
                                             ===========

Intermet Corp. and Subsidiaries
Balance Sheet as Of 11-30-04

                                             CASE #04-67611
                                             --------------
                                                WAGNER
                                                HAVANA
                                             --------------
Cash And Equivalents                            $      0
Accounts Receivable                                   71
Short-Term Intercompany Receivables                    7
Inventories                                          248
Other Current Assets                                   0
                                                --------
   TOTAL CURRENT ASSETS                              326

Land and Buildings                                 1,633
 Machinery & Equipment                            14,700
 Construction In Progress                              0
                                                --------
 Total Fixed Assets                               16,333
 Accumulated Depreciation                         (8,640)
                                                --------
   NET FIXED ASSETS                                7,693

 Investment In Subsidiaries                            0
Investment In European Operations                      0
 Long-Term Intercompany Receivables                    0
 Deferred Taxes, Long-Term Asset                       0
 Other Assets                                          0
                                                --------
   TOTAL ASSETS                                 $  8,019
                                                ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $     21
Wages and Salaries  (See schedule)                    22
Taxes Payable - (See schedule)                       166
                                                --------
  TOTAL POST PETITION LIABILITIES                    209

SECURED LIABILITIES:
SECURED BANK DEBT & IDR BONDS                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   3
 Accrued Property Taxes                               63
 Accrued Workers Comp                                293
 Accrued Payroll                                     119
Accrued Payroll Taxes
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           478

UNSECURED LIABILITIES
Accounts Payable                                     352
IDR Bonds                                              0
                                                --------
TOTAL UNSECURED LIABILITIES                          352

OTHER LIABILITIES
Accrued Liabilities                                    9
Short-Term Intercompany Payables                       0
Capital Leases                                         0
 Retirement Benefits                                   0
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                           0
 Long-Term Intercompany Payables                   7,580
                                                --------
 TOTAL LIABILITIES                                 8,628

Common Stock                                           0
Capital In Excess Of Par Value                     9,349
Retained Earnings - Prepetition                   (9,781)
Retained Earnings - Post Petition                   (177)
Equity In European Operations                          0
Accumulated Translation Adjustment                     0
Minimum Pension Liability Adjustment                   0
Unearned Restricted Stock                              0
                                                --------
TOTAL SHAREHOLDER EQUITY                            (609)
                                                --------
 TOTAL LIABILITIES AND EQUITY                   $  8,019
                                                ========

PERIOD ENDED: 11-30-04         WAGNER HAVANA                      CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                             Balance
                                       as of      Accrued /   Payments/    as of
                                     10/31/2004   Withheld    Deposits   11/30/04
                                     ----------   ---------   ---------  ---------
Income tax withheld: Federal         ($  2,432)   ($ 4,167)    $4,588    ($  2,011)
Income tax withheld: State                   0        (465)       465            0
Income tax withheld: Local                   0           0          0            0
FICA Withheld                             (295)          0          0         (295)
Employers FICA                         (51,801)          0          0      (51,801)
Unemployment Tax: Federal                    0           0          0            0
Unemployment Tax: State                      0           0          0            0
All Other Payroll W/H                        0           0          0            0

State Taxes: Inc./Sales/Use/Excise           0           0          0            0
Property Taxes                          (7,015)     (7,015)         0      (14,030)

Workers Compensation                   (98,000)          0          0      (98,000)
                                     ---------    --------     ------    ---------

Total                                ($159,543)   ($11,647)    $5,053    ($166,137)

Wages and Salaries                     (21,751)          0          0      (21,751)
                                     ---------    --------     ------    ---------
Grand Total                          ($181,294)   ($11,647)    $5,053    ($187,888)
                                     =========    ========     ======    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                  $21,404     $21,404     $    0       $       0
Accounts Receivable               $41,680     $ 5,001     $    0       $  36,679

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 11/30/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                CASE # 04-67611

                                                                 WAGNER HAVANA
                                           ----------------------------------------------------------
     ACCOUNT TYPE                           DEPOSIT         AP      PR (HOURLY)  PR (SALARY)
      ACCOUNT #                            5401086441   2770716534  2770716526   2770716674
        BANK                               Stan. Fed.   Stan. Fed.  Stan. Fed.   Stan. Fed.    TOTAL
                                           ----------   ----------  -----------  -----------  -------
BEGINNING BANK BALANCE                              -           -           -          -            -
RECEIPTS                                          334           -           -          -          334
TRANSFERS IN (CORPORATE)                            -      19,938       1,288          -       21,227
DIP INFLOW                                          -           -           -          -            -
DISBURSEMENTS                                       -     (19,938)     (1,288)         -      (21,227)
TRANSFERS OUT (CORPORATE)                        (334)          -           -          -         (334)
DIP REPAYMENT                                       -           -           -          -            -
                                           ----------------------------------------------------------
ENDING BANK BALANCE                                 -           -           -          -         0.00

WIRES PAID FOR BY CORPORATE                         -                             36,069       36,069
CHECKS ISSUED                                              18,331
                                                         --------
TOTAL DISBURSEMENTS                                      $ 18,331
                                                         ========

OUTSTANDING CHECKS AS OF OCTOBER 31                         6,134
VOIDED CHECKS OUTSTANDING AS OF OCTOBER 31                      -
CHECKS ISSUED IN NOVEMBER                                  18,331
CHECK CLEARED IN NOVEMBER                                 (19,938)
                                                         --------
OUTSTANDING CHECKS AS OF NOVEMBER 30
(SEE OUTSTANDING CHECKLIST)                              $  4,527
                                                         ========

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
NOVEMBER 2004

       VENDOR                TOTAL DISBURSEMENTS
--------------------------   -------------------
AMERENCIPS (ELECTRIC)            $ 8,153
AREA DISPOSAL SERVICE                330
AUTOMATIC DATA PROC-ST               201
CITY OF HAVANA                       110
ILL-MO PRODUCTS CO                    13
MASON COUNTY CIRCUIT CLERK           450
SAFETY-KLEEN CORP                    700
SECURITAS SECURITY SERV            8,374
                                 -------
TOTALS                           $18,331
                                 =======

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 11/30/04

HAVANA - NOVEMBER BANK RECONCILIATION

Bank Balance                     $        -
Actual Outstanding Checks          4,526.93
                                 ==========
Unadjusted GL Balance              6,388.20
                                 ----------
Prepetition Checks to be Voided  $(1,861.27)
                                 ==========

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

   CHECK                 DATE       OUTSTANDING
   52187              11/29/2004      $ 110.43
   52188              11/29/2004        632.35
   52189              11/29/2004        700.00
   52190              11/29/2004         12.56
   52191              11/29/2004        330.27
   52192              11/29/2004        150.00
   52193              11/29/2004      2,090.34
   52194              11/29/2004        200.98
   52197              11/12/2004        300.00
                                    ----------
Outstanding Checks                  $ 4,526.93
                                    ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: NOVEMBER 30, 2004

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:     WAGNER HAVANA, INC.        Capacity:  ___  Shareholder
          Case Number:  04-67611                ___  Officer
                                                ___  Director
                                                ___  Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly              or                 Monthly

                                 _______                                _______

CURRENT BENEFITS PAID:           Weekly              or                 Monthly

   Health Insurance              _______                                _______

   Life Insurance                _______                                _______

   Retirement                    _______                                _______

   Company Vehicle               _______                                _______

   Entertainment                 _______                                _______

   Travel                        _______                                _______

   Other Benefits                _______                                _______

   Total Benefits                _______                                _______

CURRENT OTHER BENEFITS PAID:     Weekly              or                 Monthly

   Rent Paid                     _______                                _______

   Loans                         _______                                _______

   Other (Describe)              _______                                _______

   Other (Describe)              _______                                _______

   Other (Describe)              _______                                _______

   Total Other Payments          _______                                _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly              or                 Monthly

                                 _______                                $0

Dated: DECEMBER 20, 2004

                                      __________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

         Intermet Corporation and Subsidiaries             Wagner Havana, Inc.
            Schedule of In-Force Insurance                 Case Number: 04-67611

 POLICY COVERAGE        CARRIER              POLICY PERIOD
-----------------   --------------          ----------------
Property                    Lloyds          11/1/04-11/01/05
Boiler/Machine            Hartford          11/1/04-11/01/05
Cargo               Fireman's Fund          11/1/04-11/01/05
Truck Cargo         Fireman's Fund          11/1/04-11/01/05

Aviation                     USAIG          11/1/04-11/01/05

Fiduciary                 St. Paul          11/1/04-11/01/05

Primary D&O               St. Paul          11/1/04-11/01/05
Excess D&O                   Chubb          11/1/04-11/01/05
Side A                Platte River          11/1/04-11/01/05

Crime                         Gulf           11/1/04-12/1/04

General Liability   Liberty Mutual          11/1/04-12/22/04
Umbrella            National Union          11/1/04-12/22/04

Work Comp           Liberty Mutual          11/1/04-12/22/04
Excess Work Comp    Liberty Mutual          11/1/04-12/22/04

Auto                Liberty Mutual          11/1/04-12/22/04

Foreign (DIC)       Liberty Mutual          11/1/04-12/22/04